                                Master Trust Deed

                  The Superannuation Members' Home Loans Trusts

                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED

                                   The Manager

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED

                                   The Trustee

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CLAUSE                                                                                                         PAGE

1.           DEFINITIONS AND INTERPRETATION                                                                       1

1.1          DEFINITIONS                                                                                          1
1.2          INTERPRETATION                                                                                      15
1.3          BINDING ON BONDHOLDERS AND BENEFICIARIES                                                            17

2.           THE SUPERANNUATION MEMBERS' HOME LOANS TRUSTS                                                       17

2.1          APPOINTMENT OF TRUSTEE                                                                              17
2.2          TRUSTEE TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS OF A FUND                              17
2.3          SEPARATE AND DISTINCT FUNDS                                                                         17

3.           THE ORIGINATION FUND                                                                                17

3.1          BENEFICIAL INTEREST IN THE ORIGINATION FUNDS                                                        17
3.2          CREATION OF THE FIRST ORIGINATION FUND                                                              17
3.3          CREATION OF ADDITIONAL ORIGINATION FUNDS                                                            18
3.4          NAME OF THE ORIGINATION FUNDS                                                                       18
3.5          DURATION OF AN ORIGINATION FUND                                                                     18

4.           THE SECURITISATION FUNDS                                                                            18

4.1          BENEFICIAL INTEREST IN THE SECURITISATION FUNDS                                                     18
4.2          CREATION OF SECURITISATION FUNDS                                                                    19
4.3          NAME OF THE SECURITISATION FUNDS                                                                    19
4.4          DURATION OF A SECURITISATION FUND                                                                   19

5.           BONDS                                                                                               20

5.1          ACKNOWLEDGEMENT OF INDEBTEDNESS                                                                     20
5.2          LEGAL NATURE OF BONDS                                                                               20
5.3          TERMS OF BONDS                                                                                      20
5.4          INTEREST AND PRINCIPAL ENTITLEMENT OF BONDHOLDERS                                                   20
5.5          MINIMUM DENOMINATION OF BONDS                                                                       20
5.6          BONDS NOT INVALID IF ISSUED IN BREACH                                                               20
5.7          LOCATION OF BONDS                                                                                   20
5.8          NO DISCRIMINATION BETWEEN BONDHOLDERS                                                               21

6.           LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                                                   21

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6.1          GENERAL LIMITS                                                                                      21
6.2          LIMIT ON INTEREST OF INCOME BENEFICIARY IN ASSETS OF AN ORIGINATION FUND                            22
6.3          LIMIT ON INTEREST OF RESIDUAL CAPITAL BENEFICIARY IN ASSETS OF A SECURITISATION FUND                22
6.4          FURTHER LIMITS ON INTERESTS OF BENEFICIARIES                                                        22
6.5          RANKING OF INTEREST OF BENEFICIARIES                                                                23
6.6          FURTHER LIMIT ON INTEREST OF BONDHOLDERS                                                            23
6.7          NO LIABILITY OF BONDHOLDERS OR BENEFICIARIES                                                        23

7.           PROCEDURE FOR ISSUE OF BONDS                                                                        23

7.1          BOND ISSUE DIRECTION FOR AN ORIGINATION FUND                                                        23
7.2          BOND ISSUE DIRECTION FOR A SECURITISATION FUND                                                      23
7.3          REQUIREMENTS FOR A BOND ISSUE DIRECTION                                                             24
7.4          SUPPLEMENTARY BOND TERMS NOTICE                                                                     25
7.5          AMENDMENT                                                                                           26
7.6          COMPLY WITH BOND ISSUE DIRECTION                                                                    26
7.7          PROVISO ON COMPLIANCE WITH BOND ISSUE DIRECTION                                                     26
7.8          ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES                                                 27
7.9          AMOUNT OF BONDS CREATED FOR A SECURITISATION FUND                                                   28
7.10         ISSUE OF BONDS FOR BENEFIT OF ORIGINATION FUND                                                      28
7.11         ISSUE OF BONDS DURING A SUBSCRIPTION PERIOD FOR ORIGINATION FUND                                    29
7.12         ACTION FOLLOWING BOND ISSUE                                                                         29
7.13         NO LIABILITY FOR INSUFFICIENT MONEYS                                                                29
7.14         FURTHER ASSURANCE                                                                                   30
7.15         SUBSEQUENT ADJUSTMENT                                                                               30
7.16         COMMITTED BOND SUBSCRIPTION AGREEMENT                                                               31
7.17         FURTHER ISSUES SUBJECT TO RATING AGENCY APPROVAL                                                    31
7.18         ISSUE OF UNRATED BONDS                                                                              31
7.19         NO LIMIT ON BONDS                                                                                   31
7.20         EXCLUDED ISSUE, OFFER OR INVITATION ONLY                                                            31

8.           TRANSFERS OF BONDS                                                                                  32

8.1          NO RESTRICTIONS ON TRANSFER OF BONDS                                                                32
8.2          MINIMUM TRANSFER                                                                                    32
8.3          FORM OF TRANSFER                                                                                    32
8.4          EXECUTION OF BOND TRANSFER                                                                          32

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8.5          STAMPING OF BOND TRANSFER                                                                           32
8.6          DELIVERY OF BOND TRANSFER TO TRUSTEE                                                                32
8.7          REGISTRATION OF TRANSFEREE AS BONDHOLDER                                                            32
8.8          TRUSTEE ENTITLED TO REFUSE TO REGISTER TRANSFER                                                     33
8.9          REFUSAL TO REGISTER ABSOLUTE                                                                        33
8.10         NO FEE FOR REGISTRATION OF A BOND TRANSFER                                                          33
8.11         TAKING EFFECT OF BOND TRANSFERS                                                                     33
8.12         RIGHTS AND OBLIGATIONS OF TRANSFEREE                                                                34
8.13         PAYMENTS TO TRANSFEREE                                                                              34
8.14         TRANSMISSION OF ENTITLEMENTS                                                                        34
8.15         MARKED BOND TRANSFER                                                                                34
8.16         RELIANCE ON DOCUMENTS                                                                               35
8.17         SPECIMEN SIGNATURES                                                                                 35

9.           BOND REGISTRATION CONFIRMATION                                                                      35

9.1          ISSUE OF BOND REGISTRATION CONFIRMATION                                                             35
9.2          BOND REGISTRATION CONFIRMATION NOT CERTIFICATE OF TITLE                                             36
9.3          EXECUTION OF BOND REGISTRATION CONFIRMATION                                                         36
9.4          MORE THAN ONE BOND REGISTRATION CONFIRMATION                                                        36
9.5          WORN OUT, DEFACED OR LOST BOND REGISTRATION CONFIRMATION                                            36
9.6          JOINT HOLDINGS                                                                                      36
9.7          DELIVERY OF BOND REGISTRATION CONFIRMATION                                                          37

10.          INVESTMENT OF THE FUNDS: GENERALLY                                                                  37

10.1         AUTHORISED INVESTMENTS ONLY                                                                         37
10.2         PRIMARY INVESTMENT POLICY                                                                           37
10.3         MANAGER SELECTS INVESTMENTS                                                                         37
10.4         INVESTMENT PROPOSALS                                                                                38
10.5         LIMITATION ON ACQUISITION OF AUTHORISED INVESTMENTS FOR RATED FUNDS                                 38
10.6         DISPOSAL OR REALISATION OF AUTHORISED INVESTMENTS                                                   38
10.7         TEMPORARY INVESTMENT OF CASH AND LIMITATION ON MATURITY OF AUTHORISED INVESTMENTS                   39
10.8         INTEREST HEDGES AND ENHANCEMENTS                                                                    40
10.9         SUBSTITUTION OF MORTGAGES IN A FUND                                                                 41
10.10        AUTHORISED TRUSTEE INVESTMENTS                                                                      42
10.11        LIMITATION OF TRUSTEE'S PERSONAL LIABILITY                                                          42
10.12        MONEYS PAYABLE TO TRUSTEE                                                                           42

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10.13        SEGREGATION OF ASSETS OF A FUND                                                                     42
10.14        ASSETS OF FUNDS                                                                                     43
10.15        LIABILITIES OF A FUND                                                                               43
10.16        MIXTURE OF ASSETS                                                                                   43

11.          ORIGINATION AND MANAGEMENT OF MORTGAGES                                                             43

11.1         POWER TO ENTER INTO MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS                                  43
11.2         APPOINTMENT OF A MORTGAGE MANAGER                                                                   43
11.3         MORTGAGES TO BE ORIGINATED ETC.                                                                     44
11.4         ENFORCEMENT OF RIGHTS                                                                               44
11.5         MANAGER WILL ACT AS MORTGAGE MANAGER                                                                44

12.          THE MANAGER                                                                                         44

12.1         APPOINTMENT OF MANAGER                                                                              44
12.2         COMPLETE POWERS OF MANAGEMENT                                                                       44
12.3         MANAGER TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS                                        44
12.4         MANAGER TO ASSIST TRUSTEE                                                                           45
12.5         MANAGER'S POWER TO DELEGATE                                                                         45
12.6         MANAGER'S POWER TO APPOINT ADVISERS                                                                 45
12.7         MANAGER'S BOOKS AVAILABLE TO TRUSTEE                                                                46
12.8         MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED                                                 46
12.9         MANAGER TO KEEP TRUST FUND SEPARATE                                                                 46
12.10        MANAGER TO PREPARE NOTICES ETC.                                                                     46
12.11        PRIOR APPROVAL OF CIRCULARS                                                                         46
12.12        TAXES                                                                                               46
12.13        ACQUISITION  OR  DISPOSAL OF ASSETS AND  ENFORCEMENT  OF MORTGAGE  ORIGINATION  AND  MANAGEMENT
             AGREEMENTS                                                                                          47
12.14        MONITOR ENHANCEMENTS AND INTEREST HEDGES                                                            47
12.15        MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED                                                       47
12.16        MANAGER MUST PERFORM OBLIGATIONS UNDER OTHER TRANSACTION DOCUMENTS                                  47
12.17        ADDITIONAL COVENANTS BY MANAGER                                                                     47

13.          MANAGER'S FEE                                                                                       48

14.          RETIREMENT OF MANAGER                                                                               48

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14.1         RETIREMENT FOR CAUSE                                                                                48
14.2         TRUSTEE MAY REMOVE RECALCITRANT MANAGER                                                             48
14.3         TRUSTEE APPOINTS REPLACEMENT MANAGER                                                                48
14.4         VOLUNTARY RETIREMENT                                                                                48
14.5         RELEASE OF OUTGOING MANAGER                                                                         49
14.6         NEW MANAGER TO EXECUTE DEED                                                                         49
14.7         SETTLEMENT AND DISCHARGE                                                                            49
14.8         MANAGER'S ENTITLEMENTS ON RETIREMENT/REMOVAL                                                        49
14.9         DELIVERY OF BOOKS, DOCUMENTS, ETC.                                                                  50
14.10        NOTICE TO BONDHOLDERS OF NEW MANAGER                                                                50

15.          TRUSTEE'S POWERS                                                                                    50
15.1         GENERAL POWER                                                                                       50
15.2         SPECIFIC POWERS                                                                                     50
15.3         POWERS TO BE EXERCISED WITH OTHERS                                                                  53
15.4         DELEGATION TO RELATED BODIES CORPORATE                                                              53
15.5         DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE                                                       54
15.6         POWER TO ENFORCE                                                                                    54
15.7         TRUSTEE'S POWER TO APPOINT ATTORNEYS AND AGENTS                                                     54
15.8         GENERALLY UNLIMITED DISCRETION                                                                      55

16.          TRUSTEE'S COVENANTS                                                                                 55

16.1         GENERAL                                                                                             55
16.2         TO ACT CONTINUOUSLY AS TRUSTEE                                                                      55
16.3         TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY                                                           55
16.4         NO DISPOSITIONS OF ASSETS EXCEPT IN ACCORDANCE WITH TRUST DEED                                      55
16.5         INDEMNITY RE ACTS OF TRUSTEE'S DELEGATES                                                            56
16.6         FORWARD NOTICES ETC. TO MANAGER                                                                     56
16.7         TRUSTEE WILL IMPLEMENT MANAGER'S DIRECTIONS                                                         56
16.8         CUSTODIAN                                                                                           56
16.9         PERFORM TRANSACTION DOCUMENTS                                                                       56

17.          TRUSTEE'S FEES AND EXPENSES                                                                         56

17.1         TRUSTEE'S FEE                                                                                       56
17.2         REIMBURSEMENT OF EXPENSES                                                                           57
17.3         SEGREGATION OF FUND EXPENSES                                                                        57

18.          RETIREMENT OF TRUSTEE                                                                               57

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18.1         RETIREMENT FOR CAUSE                                                                                57
18.2         MANAGER MAY REMOVE RECALCITRANT TRUSTEE                                                             57
18.3         MANAGER APPOINTS REPLACEMENT                                                                        57
18.4         VOLUNTARY RETIREMENT FOR CAUSE                                                                      57
18.5         FUNDS TO BE VESTED IN NEW TRUSTEE                                                                   58
18.6         RELEASE OF OUTGOING TRUSTEE                                                                         58
18.7         NEW TRUSTEE TO EXECUTE DEED                                                                         58
18.8         MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE                                              58
18.9         OUTGOING TRUSTEE TO RETAIN LIEN                                                                     59
18.10        DELIVERY OF BOOKS, DOCUMENTS, ETC.                                                                  59
18.11        NOTICE TO BONDHOLDERS OF NEW TRUSTEE                                                                59

19.          BANK ACCOUNTS                                                                                       59
19.1         OPENING OF BANK ACCOUNTS                                                                            59
19.2         LOCATION OF BANK ACCOUNTS                                                                           60
19.3         NAME OF BANK ACCOUNTS                                                                               60
19.4         PURPOSE OF BANK ACCOUNTS                                                                            60
19.5         AUTHORISED SIGNATORIES                                                                              60
19.6         MANAGER NOT ENTITLED TO HAVE ACCESS                                                                 60
19.7         BANK STATEMENTS AND ACCOUNT INFORMATION                                                             60
19.8         DEPOSITS                                                                                            61
19.9         WITHDRAWALS                                                                                         61
19.10        ALL TRANSACTIONS THROUGH CENTRAL ACCOUNTS                                                           61
19.11        CENTRAL CLEARING ACCOUNT                                                                            62

20.          THE AUDITOR                                                                                         62

20.1         AUDITOR MUST BE REGISTERED                                                                          62
20.2         APPOINTMENT OF AUDITOR                                                                              62
20.3         REMOVAL AND RETIREMENT OF AUDITOR                                                                   62
20.4         APPOINTMENT OF REPLACEMENT AUDITOR                                                                  62
20.5         AUDITOR MAY HAVE OTHER OFFICES                                                                      63
20.6         ACCESS TO WORKING PAPERS                                                                            63
20.7         AUDITOR'S REMUNERATION AND COSTS                                                                    63
20.8         ACCESS TO INFORMATION                                                                               63

21.          ACCOUNTS AND AUDIT                                                                                  63

21.1         MANAGER AND TRUSTEE TO KEEP ACCOUNTS                                                                63

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21.2         MANAGER, TRUSTEE AND AUDITORS MAY INSPECT BOOKS                                                     63
21.3         ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED ACCOUNTING STANDARDS                                63
21.4         PREPARATION OF ANNUAL ACCOUNTS                                                                      64
21.5         ANNUAL AUDITED ACCOUNTS                                                                             64
21.6         DESPATCH & INSPECTION OF AUDITED ACCOUNTS                                                           64
21.7         TAX RETURNS                                                                                         64

22.          PAYMENTS                                                                                            64

22.1         ORDER OF PAYMENT OF INCOME OF FUNDS                                                                 64
22.2         ORDER OF PAYMENT OF CAPITAL OF FUNDS                                                                65
22.3         PAYMENTS TO FUNDS BENEFICIARY                                                                       66
22.4         SUBORDINATION OF BENEFICIARY'S ENTITLEMENTS                                                         67
22.5         INSUFFICIENT MONEYS                                                                                 67
22.6         INCOME OR CAPITAL                                                                                   67
22.7         NET INCOME, INCOME AND CAPITAL                                                                      67
22.8         ACTION ON THE TERMINATION OF THE FUND                                                               68
22.9         COSTS OF WINDING UP OF A FUND                                                                       68

23.          THE REGISTER                                                                                        69

23.1         DETAILS TO BE KEPT ON THE REGISTER                                                                  69
23.2         PLACE OF KEEPING REGISTER, COPIES AND ACCESS                                                        70
23.3         BRANCH REGISTERS                                                                                    70
23.4         DETAILS ON REGISTER CONCLUSIVE                                                                      71
23.5         CLOSING OF REGISTER                                                                                 71
23.6         ALTERATION OF DETAILS ON REGISTER                                                                   71
23.7         RECTIFICATION OF REGISTER                                                                           72
23.8         CORRECTNESS OF REGISTER                                                                             72
23.9         MANAGER MUST PROVIDE INFORMATION                                                                    72
23.10        ACCESS TO REGISTER BY INCOME BENEFICIARY                                                            72

24.          MEETINGS OF BONDHOLDERS                                                                             72

24.1         APPLICATION OF THIS CLAUSE                                                                          72
24.2         CONVENING OF MEETINGS BY TRUSTEE AND MANAGER                                                        73
24.3         CONVENING OF MEETINGS BY BONDHOLDERS                                                                73
24.4         NOTICE OF MEETINGS                                                                                  73
24.5         CHAIRMAN                                                                                            74
24.6         QUORUM                                                                                              74

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24.7         ADJOURNMENT                                                                                         75
24.8         VOTING PROCEDURE                                                                                    75
24.9         RIGHT TO ATTEND AND SPEAK                                                                           76
24.10        APPOINTMENT OF PROXIES                                                                              76
24.11        CORPORATE REPRESENTATIVES                                                                           77
24.12        RIGHTS OF REPRESENTATIVES                                                                           77
24.13        POWERS OF A MEETING OF BONDHOLDERS                                                                  77
24.14        EXTRAORDINARY RESOLUTION BINDING ON BONDHOLDERS                                                     78
24.15        MINUTES AND RECORDS                                                                                 78
24.16        WRITTEN RESOLUTIONS                                                                                 79
24.17        FURTHER PROCEDURES FOR MEETINGS                                                                     79

25.          PAYMENTS GENERALLY                                                                                  79

25.1         CHEQUE DETAILS                                                                                      79
25.2         PAYMENTS GOOD DISCHARGE                                                                             80
25.3         TRUSTEE TO PREPARE CHEQUES                                                                          80
25.4         VALID RECEIPTS                                                                                      80

26.          TRUSTEE'S AND MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY                                   80

26.1         RELIANCE ON CERTIFICATES                                                                            80
26.2         TRUSTEE AND MANAGER MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE                                       81
26.3         TRUSTEE'S RELIANCE ON MANAGER                                                                       82
26.4         MANAGER'S RELIANCE ON TRUSTEE                                                                       82
26.5         COMPLIANCE WITH LAWS                                                                                82
26.6         TAXES                                                                                               83
26.7         RELIANCE ON EXPERTS                                                                                 83
26.8         OVERSIGHTS OF OTHERS                                                                                83
26.9         POWERS, AUTHORITIES AND DISCRETIONS                                                                 83
26.10        IMPOSSIBILITY OR IMPRACTICABILITY                                                                   84
26.11        DUTIES AND CHARGES                                                                                  84
26.12        LEGAL AND OTHER PROCEEDINGS                                                                         84
26.13        NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.                                                             85
26.14        FURTHER LIMITATIONS ON TRUSTEE'S LIABILITY                                                          85
26.15        FURTHER LIMITATIONS ON MANAGER'S LIABILITY                                                          86
26.16        LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY                                              87
26.17        TRUSTEE'S RIGHT OF INDEMNITY                                                                        87
26.18        EXTENT OF LIABILITY OF MANAGER                                                                      88

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26.19        RIGHT OF INDEMNITY                                                                                  88
26.20        CONFLICTS                                                                                           88
26.21        TRUSTEE NOT OBLIGED TO INVESTIGATE THE MANAGER ETC.                                                 89
26.22        INDEPENDENT INVESTIGATION OF CREDIT                                                                 89
26.23        INFORMATION                                                                                         90

27.          NOTICES                                                                                             90

27.1         NOTICES GENERALLY                                                                                   90
27.2         NOTICES TO BONDHOLDERS                                                                              92
27.3         NOTICES TO DESIGNATED RATING AGENCIES                                                               92

28.          AMENDMENT                                                                                           92

28.1         AMENDMENT BY TRUSTEE                                                                                92
28.2         AMENDMENT WITH CONSENT                                                                              93
28.3         COPY OF AMENDMENTS TO BONDHOLDERS                                                                   93
28.4         COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES                                         93

29.          MISCELLANEOUS                                                                                       94

29.1         DATA BASE TO BE RETAINED AS CONFIDENTIAL                                                            94
29.2         CERTIFICATES BY MANAGER                                                                             94
29.3         WAIVERS, REMEDIES CUMULATIVE                                                                        94
29.4         RETENTION OF DOCUMENTS                                                                              95
29.5         GOVERNING LAW                                                                                       95
29.6         JURISDICTION                                                                                        95
29.7         SEVERABILITY OF PROVISIONS                                                                          95
29.8         COUNTERPARTS                                                                                        95
29.9         INSPECTION OF THIS DEED                                                                             95

SCHEDULE 1                                                                                                       96

SCHEDULE 2                                                                                                       98

SCHEDULE 3                                                                                                      100

SCHEDULE 4                                                                                                      102

SCHEDULE 5                                                                                                      105

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SCHEDULE 6                                                                                                      106

SCHEDULE 7                                                                                                      107

SCHEDULE 8                                                                                                      108

SCHEDULE 9                                                                                                      110

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THIS MASTER TRUST DEED is made in _______________ on the _________ day of 1994

BETWEEN      SUPERANNUATION MEMBERS' HOME LOANS LIMITED, ACN 005 964 134, a
             company incorporated in Victoria and having an office at Level 18,
             447 Collins Street, Melbourne (hereinafter included in the expression the "MANAGER")

AND          PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827, a company incorporated in New South Wales and having its registered office at
             Level 7, 39 Hunter Street, Sydney (hereinafter included in the expression the "TRUSTEE")

RECITALS

A.   It is intended by this Deed to establish a series of separate trusts, being
     Origination Funds and Securitisation Funds, to be called collectively the
     "Superannuation Members' Home Loans Trusts" (or such other name as the
     Trustee and the Manager may from time to time agree upon, subject to any approvals required by law).

B.   The Trustee has agreed to act as the trustee, and the Manager as the manager, of the Origination Funds and the Securitisation Funds.

C.   The Trustee as trustee of an Origination Fund will issue Bonds to (but not exclusively) certain superannuation funds and apply the proceeds in the acquisition of Mortgages and other Authorised Investments.

D.   The Trustee will reliquefy the position of an Origination Fund by transferring amongst other things the benefit of Mortgages from the
     Origination Fund to a Securitisation Fund simultaneously with the issue of
     Bonds by the Trustee as trustee of the Securitisation Fund and by then applying the proceeds thereof to the credit of the Origination Fund.

E.   The Trustee may enter into Enhancements, Interest Hedges and a Security
     Trust Deed in connection with the issue of Bonds by the Trustee as the trustee of an Origination Fund or a Securitisation Fund.

NOW THIS DEED WITNESSES as follows:

1.           DEFINITIONS AND INTERPRETATION

1.1          DEFINITIONS

             In this Deed, the Recitals and the Schedules, unless the context indicates a contrary intention:

             "ACCOUNTS" means accounts as defined in section 9 of the
             Corporations Law.

             "AGREED PROCEDURES" has the same meaning as in the Mortgage
             Origination and Management Agreement referred to in paragraph (a)
             of the definition of this term.

             "APPLICATION FOR BONDS" means an application for Bonds in the form of Schedule 1 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "APPROVED ACCOUNTING STANDARDS" means:

             (a)         the accounting standards from time to time approved
                         under the Corporations Law;

             (b)         the requirements of the Corporations Law in relation to
                         the preparation and content of accounts; and

             (c)         generally accepted accounting principles and practices
                         in Australia consistently applied, except where
                         inconsistent with the standards or requirements
                         referred to in paragraphs (a) or (b).

             "APPROVED SOLICITOR" has the same meaning as in the Agreed
             Procedures.

             "ASSETS" in relation to a Fund means the assets forming that Fund.

             "ASSOCIATE" in relation to a person means a person that is taken to be an associate of the firstmentioned person by virtue of Division
             2 of Part 1.2 of the Corporations Law.

             "AUDITOR" in relation to a Fund means the auditor of that Fund appointed from time to time pursuant to clause 20.

             "AUSTRACLEAR" means Austraclear Limited a company incorporated in
             New South Wales and currently carrying on business in New South
             Wales at 2 O'Connell Street, Sydney.

             "AUSTRACLEAR REGULATIONS" means the regulations published by
             Austraclear.

             "AUSTRACLEAR SYSTEM" means the "SYSTEM" as defined in the
             Austraclear Regulations.

             "AUSTRALIAN JURISDICTION" means a State or Territory of the
             Commonwealth and the Commonwealth of Australia.

                                       3.

             "AUTHORISED INVESTMENTS" means investments which at their date of acquisition are of the following types:

             (a)         Loans secured by Mortgages over Land;

             (b)         cash;

             (c)         bonds, debentures, stock or treasury bills of the
                         Commonwealth of Australia or the Government of any
                         State or Territory of the Commonwealth;

             (d)         debentures or stock of any public statutory body
                         constituted under the law of the Commonwealth of
                         Australia or of any State of the Commonwealth where the
                         repayment of the principal secured and the interest
                         payable thereon is guaranteed by the Commonwealth or
                         the State;

             (e)         notes or other securities of the Commonwealth of
                         Australia or the Government of any State or Territory
                         of the Commonwealth;

             (f)         deposits with, or the acquisition of certificates of
                         deposit (whether negotiable, convertible or otherwise),
                         issued by, a Bank;

             (g)         bills of exchange which at the time of acquisition have
                         a remaining term to maturity of not more than 200 days,
                         accepted or endorsed by a Bank;

             (h)         securities which are "mortgage-backed securities",
                         within the meaning of both section 84FA(1) of the Stamp
                         Duties Act, 1920 of New South Wales and the Trustee
                         Act, 1958 of Victoria; and

             (i)         any other assets of a class of assets that are both:

                         (i)         prescribed for the purposes of
                                     sub-paragraph (iv) of the definition of a
                                     "pool of mortgages" in section 84FA(1) of
                                     the Stamp Duties Act, 1920 of New South
                                     Wales, or are otherwise included within
                                     that definition of "pool of mortgages"; and
                         (ii)        declared by order of the Governor in
                                     Council of Victoria and published in the
                                     Victorian Government Gazette to be assets
                                     for purposes of

                                       4.

                                    Subdivision (17A) of the Stamps Act, 1958 of
                                    Victoria or are otherwise included within
                                    sub-paragraph (b)(ii) of the definition of
                                    "pool of mortgages" in section 137NA of that
                                    Act.

             (In paragraphs (b)-(i) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Bonds in relation to any Fund constitute "mortgage-backed securities" for the purposes of both the Stamp Duties Act, 1920 of New South Wales and the Stamps Act, 1958 of Victoria.)

             "AUTHORISED SIGNATORY" in relation to any corporation means any person from time to time certified in writing by two directors of the corporation (or, in the case of the Trustee, by any divisional manager) to be an authorised signatory of the corporation, whose signature appears on such certificate and which such signature is certified thereon by such directors (or such divisional manager) to be that person's signature.

             "AUTHORISED TRUSTEE INVESTMENT" means an investment in which a trustee is authorised from time to time to invest trust funds under the laws of an Australian Jurisdiction.

             "BANK" means a corporation authorised under Part 2 of the Banking
             Act, 1959 to carry on banking business, including the general business of banking, in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian
             Jurisdiction to carry on the general business of banking.

             "BANKING DAY" means a day, other than a Saturday, Sunday or public holiday in New South Wales and Victoria, on which Banks are open for business in Sydney and Melbourne.

             "BENEFICIARY" or "BENEFICIARIES" in relation to a Fund means the person or persons for whom the Trustee holds the Fund on trust pursuant to clauses 3.1 or 4.1 (as the case may be).

             "BOND" means a debt security of the nature referred to in clause
             5.2 issued by the Trustee as trustee of a Fund.

             "BONDHOLDER" means at any given time a person then appearing in the
             Register as the holder of a Bond.

             "BOND ISSUE DATE" in relation to a Fund and Bonds means the date on which the Bonds are issued by the Trustee as trustee of that Fund and, in the case of a proposed issue of Bonds, means the date for this referred to in the corresponding Bond Issue Direction.

                                       5.

             "BOND ISSUE DIRECTION" means an Origination Fund Bond Issue
             Direction or a Securitisation Fund Bond Issue Direction.

             "BOND REGISTRATION CONFIRMATION" means a confirmation relating to the registration of a person as the holder of a Bond in the form set out in Schedule 2 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "BOND TRANSFER" means a transfer and acceptance of Bonds in the form of Schedule 4 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "CLASS" in relation to Bonds issued, or to be issued, in respect of a Fund means Bonds having as amongst themselves the same rights or restrictions with regard to the payment of interest, the repayment of principal, voting or otherwise.

             "COMMITTED BOND SUBSCRIPTION AGREEMENT" means any deed, agreement or arrangement relating to the issue, subscription, sale or similar of Bonds including, without limiting the generality of the foregoing, any underwriting agreement, dealer agreement, issue and purchase agreement or subscription agreement relating to Bonds.

             "CREDITOR" in relation to a Fund means a creditor of the Trustee
             (including without limiting the generality of the foregoing, the
             Bondholders and the Manager in relation to the Fund) in its capacity as trustee of the Fund.

             "DATA BASE" in relation to the Trustee and the Manager means all information, data and records collected, held or stored in any way or in any medium (including, without limiting the generality of the foregoing, computer retention and storage) by or for the Trustee and the Manager respectively relating to persons to whom a Loan has been granted by the Trustee or by whom a Mortgage or any Related
             Security is given to the Trustee pursuant to or as contemplated by this Deed or a Mortgage Origination and Management Agreement.

             "DESIGNATED RATING" in relation to an Interest Hedge or Enhancement provided to, or the benefit of which is held by, the Trustee as trustee of Fund, means a credit rating of the party providing the
             Interest Hedge or Enhancement as specified or approved by each
             Designated Rating Agency for the Fund.

                                       6.

             "DESIGNATED RATING AGENCY" in relation to a Fund, or Bonds issued or to be issued by the Trustee of a Fund, means each Rating Agency which has been requested by the Manager to rate such Bonds in relation to the Fund.

             "DOLLAR" or "$" means the lawful currency for the time being of the
             Commonwealth of Australia.

             "ENHANCEMENTS" means a Mortgage Insurance Policy, a Stand-by
             Arrangement, a Guaranteed Investment Contract and any other security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon.

             "EVENT OF INSOLVENCY" in relation to the Trustee or the Manager
             (each is hereinafter referred to as a "RELEVANT CORPORATION") means any of the following events:

             (a)         (LIQUIDATION): the relevant corporation goes into
                         liquidation (except for the purpose of amalgamation or
                         reconstruction or some similar purpose);

             (b)         (RECEIVERSHIP): a receiver, receiver and manager or
                         administrator is appointed (by the relevant corporation
                         or by any other person) to the undertaking of the
                         relevant corporation or any part thereof (except, in
                         the case of the Trustee where this occurs in relation
                         to another trust of which it is the trustee); or

             (c)         (CEASES TO CARRY ON BUSINESS): the relevant corporation
                         ceases to carry on business.

             "EXPENSES" in relation to a Fund means all costs, charges and expenses incurred by the Trustee or the Manager in the operation of the Fund pursuant to this Deed including, without limiting the generality of the foregoing, the following to the extent to which they relate to the Fund:

             (a)         any amounts payable or incurred by the Trustee or the
                         Manager under any Enhancement or Interest Hedge;

             (b)         any amounts (other than fees) payable by the Trustee or
                         the Manager to a Mortgage Manager under its
                         corresponding Mortgage Origination and Management
                         Agreement;

                                       7.

             (c)         any amounts payable under or incurred by the Trustee or
                         the Manager under any Committed Bond Subscription
                         Agreement or Security Trust Deed;

             (d)         any fees and other amounts payable to the Manager under
                         this Deed;

             (e)         any fees and expenses payable to the Auditor;

             (f)         any fees and expenses charged from time to time by
                         Austraclear to the Trustee's account in the exercise of
                         the Trustee's power pursuant to clause 15.2(k);

             (g)         any costs of postage and printing of all cheques,
                         accounts, statements, notices, Bond Registration
                         Confirmations and other documents required to be posted
                         to the Beneficiaries or Bondholders of the Fund under
                         this Deed;

             (h)         any costs of any valuation of the Fund or of any Asset
                         of the Fund;

             (i)         any expenses incurred in connection with the bank
                         accounts of the Trustee in relation to the Fund and
                         bank fees (including but not limited to account keeping
                         fees) and other bank or government charges (including
                         but not limited to bank account debits tax and charges
                         in respect of financial institutions duty) incurred in
                         connection with the keeping of, or the transaction of
                         business through, the internal accounts and bank
                         accounts of the Trustee and their management;

             (j)         any fees, charges and amounts which are paid or payable
                         to any person appointed or engaged by the Trustee or
                         the Manager pursuant to this Deed to the extent that
                         the fees, charges and amounts would be payable or
                         reimbursable to the Trustee or the Manager under any
                         other provision of this definition or under any other
                         provision of this Deed if the services performed by the
                         person so appointed or engaged had been carried out
                         directly by the Trustee or the Manager and to the
                         extent that those fees, charges and amounts are
                         reasonable in amount and properly incurred;

             (k)         the amount of any indemnity from the Fund claimed by
                         the Trustee or the Manager pursuant to clause 26.12;

             (l)         all legal costs and disbursements (calculated in the
                         same

                                       8.

                         manner pursuant to clause 26.12) incurred by the
                         Manager and the Trustee in relation to settling and
                         executing any Transaction Document and any subsequent
                         consent, agreement, approval, waiver or amendment
                         thereto or in relation to any matter of concern to the
                         Manager or the Trustee in relation to a Transaction
                         Document or the Fund provided that the basis of
                         incurring any such costs and disbursements by the
                         Trustee has been approved in advance by the Manager;

             (m)         any costs incurred by the Manager or the Trustee in, or
                         in connection with, the retirement or removal of the
                         Trustee or the Manager respectively under this Deed and
                         the appointment of any person in substitution to the
                         extent that those costs are reasonable in amount and
                         properly incurred; and

             (n)         any other costs, charges, expenses, fees, liabilities,
                         Taxes (including stamp duty payable on cheques),
                         imposts and other outgoings properly incurred by the
                         Trustee or the Manager in exercising their respective
                         powers, duties and obligations under this Deed or any
                         other Transaction Document (other than the Bonds),

             provided that:

             (o)         general overhead costs and expenses of the Trustee and
                         the Manager (including, without limitation, rents and
                         any amounts payable by the Trustee or the Manager (as
                         applicable) to its employees in connection with their
                         employment) incurred directly or indirectly in
                         connection with the business of the Trustee or the
                         Manager (as applicable) or in the exercise of its
                         rights, powers and discretions or the performance of
                         its duties and obligations in relation to the Fund; and

             (p)         any fees payable by the Manager under the Management
                         Support Deed,

             shall not constitute Expenses.

             "EXTRAORDINARY RESOLUTION" in relation to the Bondholders of a Fund means, subject to the provisions of any Security Trust Deed in respect of the Fund:

             (a)         a resolution passed at a meeting of the Bondholders of
                         that

                                       9.

                         Fund duly convened and held in accordance with the
                         provisions contained in clause 24 by a majority
                         consisting of not less than three quarters of the votes
                         cast thereat; or

             (b)         a resolution in writing pursuant to clause 24.16 signed
                         by all the Bondholders of that Fund.

             "FACE VALUE" means:

             (a)         in relation to an Authorised Investment, the face value
                         or the principal amount payable in respect of the
                         Authorised Investment;

             (b)         in relation to a Mortgage, the original principal
                         amount of the Loan secured by that Mortgage; and

             (c)         in relation to any Bond, the principal face value of
                         the Bond or (as the case may be) the aggregate of such
                         face values in relation to all Bonds on issue in
                         respect of a Fund.

             "FEE PAYMENT DATE" in relation to a Fund means each date for the payment of the Manager's Fee in relation to that Fund pursuant to
             Schedule 9.

             "FINAL MATURITY DATE" in relation to a Bond means the date specified in the corresponding Supplementary Bond Terms to be the last, or where there is only one specified the, Principal
             Amortisation Date of the Bond.

             "FINANCIAL DEFAULT" in relation to any Bonds in respect of a Fund means, subject to any provision to the contrary in the
             corresponding Supplementary Bond Terms, any failure by the Trustee as trustee of the Fund to pay within 3 Banking Days of the due date:

             (a)         the Manager's Fee in relation to the Fund;

             (b)         the Trustee's Fee in relation to the Fund;

             (c)         any amounts payable under any Interest Hedge or
                         Enhancement in relation to the Fund; or

             (d)         any Interest Entitlement or Principal Entitlement on
                         any Bonds in relation to the Fund,

             construed in all cases in the absence of any provision in this Deed or in any document in relation to the foregoing regarding a limitation on the

                                      10.

             Trustee's liability which would have the effect of reducing the amount otherwise due and, in the case of paragraph (d), also construed in the absence of clause 22.5 unless the Supplementary
             Bond Terms for the Bonds provide otherwise.

             "FINANCIAL YEAR" in relation to a Fund means each period of 12 months ending on 30 June in each calendar year provided that the first Financial Year of a Fund shall be the period from the date of its creation pursuant to this Deed to the immediately following 30
             June and the last Financial Year of a Fund shall commence on the day immediately after the last day of the full Financial Year immediately preceding its Termination Date and end on that
             Termination Date.

             "FUND" means each Origination Fund and Securitisation Fund and
             "FUNDS" means every Fund.

             "GOVERNMENT AGENCY" means the government of any Australian
             Jurisdiction or of any other country or political subdivision thereof and any minister, department, office, commission,
             instrumentality, agency, board, authority or organ thereof, or any delegate or person deriving authority from any of the foregoing.

             "GUARANTEED INVESTMENT CONTRACT" means a guaranteed investment contract (expressed in Dollars) of a type approved by the Chief
             Commissioner of Stamp Duties in New South Wales pursuant to paragraph (d) of Regulation 4 of the Stamp Duties (Mortgage-Backed
             Securities) Regulation, 1986 of New South Wales.

             "INCOME BENEFICIARY" means P.T. Limited, ACN 004 454 666.

             "INCOME DISTRIBUTION DATE" in relation to an Income Distribution
             Period for a Fund means the date falling on the last day of the first calendar month after the end of that Income Distribution
             Period (or such other date specified by the Manager in writing to the Trustee prior to the first issue of Bonds by the Trustee as trustee of the Fund).

             "INCOME DISTRIBUTION PERIOD" in relation to a Fund means each
             Financial Year of the Fund or any series of periods during the
             Financial Year of a Fund specified in writing by the Manager to the
             Trustee prior to the first issue of Bonds by the Trustee as trustee of the Fund provided the first of such periods in a Financial Year commences on (and includes) the first day of the Financial Year and the last of such periods in a Financial Year ends on (and includes)
             the last day of the Financial Year.

                                      11.

             "INCOME TRUST DEED" means the Trust Deed dated on or about the date of this Deed between the Income Beneficiary and the Manager.

             "INCOME TRUSTS" means the trusts known as the "Superannuation
             Members' Home Loans Income Trusts" and established pursuant to the
             Income Trust Deed.

             "INTEREST ENTITLEMENT" in relation to a Bond and an Interest
             Payment Date means the amount of interest accrued in respect of that Bond and due for payment on that Interest Payment Date, determined in accordance with the corresponding Supplementary Bond
             Terms.

             "INTEREST HEDGE" means any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates made by the Trustee (whether alone or with the Manager or any other person) in accordance with this Deed.

             "INTEREST PAYMENT DATE" in relation to a Bond means each date for the payment of interest under the Bond as specified in the corresponding Supplementary Bond Terms.

             "LAND" means:

             (a)         any estate or interest whether at law or in equity in
                         freehold or leasehold land, including all improvements
                         on such land; and

             (b)         any parcel and any lot, common property and land
                         comprising a parcel within the meaning of the Strata
                         Titles Act, 1973 (New South Wales) or the Community
                         Land Development Act, 1989 (New South Wales) or any
                         equivalent legislation in any other Australian
                         Jurisdiction.

             "LOAN" means a loan or other form of financial accommodation.

             "MANAGEMENT SUPPORT DEED" means a Management Support Deed dated on or about the date of this Deed and made between the Manager,
             National Mutual Funds Management Limited, ACN 006 787 720 and the
             Trustee.

             "MANAGER" means Superannuation Members' Home Loans Limited or, in the event of the retirement or removal of Superannuation Members'
             Home Loans Limited as Manager, the substitute person appointed in its place by the Trustee pursuant to this Deed, and includes the
             Trustee when acting as the Manager in accordance with this Deed.

                                      12.

             "MANAGER'S DEFAULT" in relation to a Fund means:

             (a)         (BREACH BY MANAGER): the Manager breaches any
                         obligation or duty imposed on the Manager under this
                         Deed or any other Transaction Document in relation to
                         the Fund; and

             (b)         (REMAINS UNREMEDIED): the Manager fails or neglects
                         after 30 days' notice from the Trustee to remedy such
                         breach.

             "MANAGER'S FEE" in relation to a Fund means the Manager's fee in relation to that Fund pursuant to clause 13 and Schedule 9.

             "MARKED BOND TRANSFER" means a Bond Transfer marked by the Trustee in accordance with clause 8.15.

             "MOODY'S" means Moody's Investors Service Inc of 99 Church Street,
             New York or Moody's Investors Service Pty. Limited of 182 George
             Street, Sydney, and their respective successors and assigns.

             "MORTGAGE" means a registered (or pending registration,
             registrable) mortgage over Land, situated in any Australian
             Jurisdiction, granted or transferred to the Trustee and securing the repayment of the principal amount of a Loan and all other moneys payable under the Loan and the Mortgage and granted or transferred to the Trustee.

             "MORTGAGE INSURANCE POLICY" means a policy of insurance under which, amongst other things, an insurer insures a Mortgage against loss by the Trustee for a fixed sum or a percentage (up to and including 100%) of the principal amount of the Loan secured thereby.

             "MORTGAGE INSURER" means an insurer under a Mortgage Insurance
             Policy.

             "MORTGAGE MANAGER" means National Mutual Property Services (Aust.)
             Pty. Limited, ACN 006 240 884, and any other person appointed as a
             "Mortgage Manager" under a Mortgage Origination and Management
             Agreement.

             "MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT" means:

             (a)         a Mortgage Origination and Management Agreement dated
                         on or about the date of this Deed and made between the
                         Trustee, the Manager and National Mutual Property
                         Services (Aust.) Pty. Limited; and

                                      13.

             (b)         any other agreement from time to time entered into,
                         inter alia, by the Trustee, the Manager and any other
                         person appointed thereunder as Mortgage Manager
                         regarding the origination, management and enforcement
                         of Mortgages, Loans and Related Securities.

             "MORTGAGE TRANSFER PROPOSAL" means a proposal by the Manager to the
             Trustee in the form of Schedule 6 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "MORTGAGOR" means the mortgagor under a Mortgage.

             "NET INCOME" in relation to a Fund for an Income Distribution
             Period has the meaning given to it for that Fund and for that
             Income Distribution Period pursuant to clause 22.7.

             "NET INCOME ACCOUNT" in relation to an Origination Fund means the bank account established by the Trustee as trustee of that
             Origination Fund pursuant to clause 19.1(c).

             "NOTICE OF CREATION OF A SECURITISATION FUND" means a notice in the form of Schedule 5 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "NOTICE OF CREATION OF AN ORIGINATION FUND" means a notice in the form of Schedule 7 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "ORIGINATION FUND" means each individual trust fund from time to time created pursuant to clauses 3.2 or 3.3.

             "ORIGINATION FUND BOND ISSUE DIRECTION" means a direction by the
             Manager to the Trustee to issue Bonds as trustee of the Origination
             Fund, in the form of Schedule 8 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "OUTSTANDING PRINCIPAL BALANCE" means:

             (a)         in relation to a Bond at a given time, the then
                         principal paid up on the Bond and which has not been
                         repaid prior to that time; and

             (b)         in relation to a Mortgage at a given time, the then
                         principal under the Loan secured by the Mortgage and
                         which has not been repaid prior to that time.

                                      14.

             "PARTICIPATING SUPERANNUATION FUND" means a superannuation fund that:

             (a)         either:

                         (i)         has as one of its trustees or as a director
                                     of its corporate trustee a person appointed
                                     or nominated by a trade union or industrial
                                     organisation affiliated with the Australian
                                     Council of Trade Unions; or

                         (ii)        is approved by the Manager; and

             (b)         is a Bondholder in relation to an Origination Fund.

             "PORTFOLIO OF MORTGAGES" means the Mortgages specified by the
             Manager in a Securitisation Fund Bond Issue Direction.

             "PRINCIPAL AMORTISATION DATE" in relation to a Bond means each date for the repayment of part or all of the outstanding principal in relation to the Bond as specified in the corresponding
             Supplementary Bond Terms.

             "PRINCIPAL ENTITLEMENT" in relation to a Bond and a Principal
             Amortisation Date means the amount of principal in respect of the
             Bond due to be repaid on that Principal Amortisation Date, determined in accordance with the corresponding Supplementary Bond
             Terms.

             "RATED FUND" means a Fund in respect of which there is a Designated
             Rating Agency.

             "RATING AGENCY" means Moody's, S&P or any other recognised rating agency designated from time to time in writing by the Manager to the Trustee.

             "REGISTER" means the register maintained by the Trustee pursuant to clause 23.

             "REGISTERED COMPANY AUDITOR" has the same meaning as in the
             Corporations Law.

             "RELATED BODY CORPORATE" has the same meaning as in section 9 of the Corporations Law.

             "RELATED SECURITIES" in relation to a Mortgage or a Loan means any guarantees, indemnities or Security Interests granted in respect of, or in connection with, the Mortgage or the Loan.

                                      15.

             "REPRESENTATIVE" means:

             (a)         in the case of any Bondholder, a person appointed as a
                         proxy for that Bondholder pursuant to clause 24.10; and

             (b)         without limiting the generality of paragraph (i), in
                         the case of a Bondholder which is a body corporate, a
                         person appointed pursuant to clause 24.11 by the
                         Bondholder.

             "RESIDUAL CAPITAL BENEFICIARY" means National Mutual Funds
             Management Limited.

             "S&P" means Standard & Poor's (Australia) Pty. Limited, trading as
             "Standard & Poor's Ratings Group", of 10th Floor, 63 Exhibition
             Street, Melbourne and its successors and assigns.

             "SECURITISATION FUND" means each individual trust fund from time to time created pursuant to clause 4.2.

             "SECURITISATION FUND BOND ISSUE DIRECTION" means a direction by the
             Manager to the Trustee to issue Bonds as trustee of a
             Securitisation Fund, in the form of Schedule 3 or in such other form as may from time to time be agreed between the Trustee and the
             Manager.

             "SECURITY INTEREST" includes any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right or trust arrangement.

             "SECURITY TRUST DEED" in relation to a Fund means a deed between the Trustee as trustee of that Fund, the Manager and a person acting as security trustee under which, amongst other things, the
             Trustee as trustee of the Fund charges all or some of the Assets of the Fund to secure the payment of moneys owing to the Bondholders of the Fund in favour of such security trustee as trustee for such
             Bondholders.

             "SECURITY TRUSTEE" means a security trustee under a Security Trust
             Deed and any successor trustee appointed under that Security Trust
             Deed.

             "STAND-BY ARRANGEMENT" means an agreement made by the Trustee as trustee of a Fund (whether alone or with the Manager or any other person) with a person where the person agrees to fund the payment to Bondholders by the Trustee as trustee of the Fund of amounts due to

                                      16.

             the Bondholders to an agreed limit or extent to cover a short-fall of funds available in the Fund due to, amongst other things, default by a Mortgagor or Mortgagors under one or more Mortgages.

             "SUBSCRIPTION AMOUNT" in relation to any proposed Bonds means the total amount payable by the proposed Bondholders in relation thereto, as specified in the corresponding Bond Issue Direction.

             "SUBSCRIPTION PERIOD" in relation to a proposed issue of Bonds by the Trustee as trustee of an Origination Fund, means the period in which subscriptions for Bonds may be received from intending
             Bondholders as specified in the corresponding Origination Fund Bond
             Issue Direction.

             "SUPPLEMENTARY BOND TERMS" in relation to a Bond means the supplementary terms relating to the Bond specified in the
             corresponding Supplementary Bond Terms Notice.

             "SUPPLEMENTARY BOND TERMS NOTICE" means a written notice from the
             Manager to the Trustee satisfying the requirements of clause 7.4.

             "TAXATION ACT" means the Income Tax Assessment Act, 1936
             (Commonwealth).

             "TAX" and "TAXES" means any tax, levy, impost, deduction, charge, rate, stamp duty, financial institutions duty, bank accounts debit tax or any other tax, withholding or remittance of any nature which is now or later payable or required to be remitted to, or imposed or levied, collected or assessed by a Government Agency, together with any interest, penalty, charge, fee or other amount imposed or made in respect thereof.

             "TERMINATION DATE" in relation to a Fund means the earliest of the following dates in relation to that Fund:

             (a)         the eightieth anniversary of the date of this Deed;

             (b)         the date upon which the Fund terminates by operation of
                         statute or by the application of general principles of
                         law;

             (c)         if Bonds have been issued by the Trustee as trustee of
                         the Fund:

                         (i)         the Banking Day immediately following the
                                     date upon which the Trustee pays in full
                                     all moneys due or which may become due,
                                     whether contingently or otherwise,

                                      17.

                                     to Bondholders in respect of such Bonds; or

                         (ii)        if prior thereto a Financial Default has
                                     occurred, the date appointed by the
                                     Bondholders in relation to the Fund as the
                                     Termination Date pursuant to clause 24;

             (d)         if Bonds have not been issued by the Trustee as trustee
                         of the Fund, the date appointed by the Manager as the
                         Termination Date by notice in writing to the Trustee,

             provided that if an Origination Fund is a Beneficiary of a
             Securitisation Fund, any date under paragraphs (c) and (d) above for the Origination Fund accruing prior to the Termination Date of the Securitisation Fund shall be extended to the Banking Day immediately following the Termination Date of the Securitisation
             Fund (or if there is more than one Securitisation Fund, the
             Termination Date of the final remaining Securitisation Fund).

             "TITLE DOCUMENTS" means the documents of title and other supporting documents in relation to the Authorised Investments of the Funds.

             "TRANSACTION DOCUMENTS" means:

             (a)         this Deed;

             (b)         each Mortgage Origination and Management Agreement;

             (c)         each Security Trust Deed;

             (d)         each Interest Hedge and Enhancement;

             (e)         each Committed Bond Subscription Agreement;

             (f)         all Bonds from time to time (including the
                         Supplementary Bond Terms in relation thereto);

             (g)         the Management Support Deed;

             (h)         each other document which is expressed to be, or which
                         is agreed by the Manager and Trustee to be, a
                         Transaction Document for the purposes hereof; and

             (i)         each other document that is executed under or which is
                         or is expressed to be incidental or collateral to, any
                         other Transaction Document,

                                      18.

             and in relation to a given Fund means all of the foregoing to the extent that they relate to that Fund.

             "TRUSTEE" means Perpetual Trustees Australia Limited in its capacity as the trustee of the Funds, or in the event of the retirement or removal of Perpetual Trustees Australia Limited as
             Trustee, a substitute person appointed in its place by the Manager pursuant to this Deed and includes the Manager when acting as the
             Trustee in accordance with this Deed.

             "TRUSTEE'S DEFAULT" in relation to a Fund means:

             (a)         (BREACH BY THE TRUSTEE): the Trustee breaches any
                         obligation or duty imposed on the Trustee under this
                         Deed, or any other Transaction Document, in relation to
                         the Fund; and

             (b)         (REMAINS UNREMEDIED): the Trustee fails or neglects
                         after 30 days' notice from the Manager to remedy such
                         breach.

             "TRUSTEE'S FEE" in relation to a Fund means the Trustee's fee for that Fund pursuant to clause 17.1.

1.2          INTERPRETATION

             In this Deed, the Recitals and Schedules, unless the context indicates a contrary intention:

             (a)         the expression "PERSON" includes an individual, a body
                         politic, a corporation and a statutory or other
                         authority or association (incorporated or
                         unincorporated);

             (b)         a reference to any party includes that party's
                         executors, administrators, successors, substitutes and
                         assigns, including any person taking by way of
                         novation;

             (c)         a reference herein to any legislation or to any section
                         or provision thereof includes any statutory
                         modification or re-enactment or any statutory provision
                         substituted therefor and all ordinances, by-laws,
                         regulations and other statutory instruments issued
                         thereunder;

             (d)         the expression "CORPORATION" means any body corporate
                         wherever formed or incorporated, including without
                         limiting the generality of the foregoing, any public
                         authority or any instrumentality of the Crown in the
                         right of any Australian

                                      19.

                         Jurisdiction;

             (e)         the expression "CERTIFIED" by a corporation or person
                         means certified in writing by 2 Authorised Signatories
                         of the corporation or by that person respectively and
                         "CERTIFY" and like expressions shall be construed
                         accordingly;

             (f)         words importing the singular shall include the plural
                         (and vice versa) and words denoting a given gender
                         shall include all other genders;

             (g)         clause, sub-clause and paragraph headings or side
                         headings are for convenience only and shall not affect
                         the interpretation of this Deed;

             (h)         a reference to a clause or a Schedule is, respectively,
                         a reference to a clause or Schedule of this Deed;

             (i)         where any word or phrase is given a defined meaning any
                         other part of speech or other grammatical form in
                         respect of such word or phrase has a corresponding
                         meaning;

             (j)         where the day on or by which any sum is payable
                         hereunder or any act, matter or thing is to be done is
                         a day other than a Banking Day such sum shall be paid
                         and such act, matter or thing shall be done on the next
                         succeeding Banking Day;

             (k)         all accounting terms shall be interpreted in accordance
                         with the Approved Accounting Standards;

             (l)         a reference to a "MONTH" is to a calendar month; and

             (m)         a reference to any document is to such document as
                         amended, varied, supplemented or novated from time to
                         time.

1.3          BINDING ON BONDHOLDERS AND BENEFICIARIES

             This Deed shall be binding on all Bondholders and the Beneficiaries as if each was originally a party to this Deed.

                                      20.

2.           THE SUPERANNUATION MEMBERS' HOME LOANS TRUSTS

2.1          APPOINTMENT OF TRUSTEE

             The Trustee is hereby appointed, and agrees to act, as trustee of each Fund upon, and subject to, the terms and conditions of this
             Deed.

2.2          TRUSTEE TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS OF A
             FUND

             The Trustee shall, in respect of each Fund, act in the interests of the Beneficiaries and Bondholders in relation to that Fund on, and subject to, the terms and conditions of this Deed.

2.3          SEPARATE AND DISTINCT FUNDS

             Each Fund shall be a separate and distinct trust fund held by the
             Trustee on separate and distinct terms and conditions.

3.           THE ORIGINATION FUND

3.1          BENEFICIAL INTEREST IN THE ORIGINATION FUNDS

             The Trustee shall hold each Origination Fund, and each Asset comprised therein from time to time, on trust:

             (a)         (NET INCOME): as to only the Net Income of the
                         Origination Fund for each Income Distribution Period,
                         and the amount standing from time to time to the credit
                         of the Net Income Account of the Origination Fund, for
                         the Income Beneficiary; and

             (b)         (BALANCE): as to the balance, for the Residual Capital
                         Beneficiary,

             in both cases, on and subject to the terms and conditions of this
             Deed.

3.2          CREATION OF THE FIRST ORIGINATION FUND

             (a)         (INITIAL ASSETS OF FIRST ORIGINATION FUND): Upon the
                         execution of this Deed, the Manager shall lodge with
                         the Trustee the sum of $100 to constitute the initial
                         Assets of the first Origination Fund.

             (b)         (CONSTITUTION OF THE FIRST ORIGINATION FUND): Upon the
                         execution of this Deed and the payment of the sum
                         referred to

                                      21.

                         in clause 3.2(a), the first Origination Fund shall be
                         created.

3.3          CREATION OF ADDITIONAL ORIGINATION FUNDS

             (a)         (MANAGER MAY CREATE): The Manager may at any time
                         create an additional Origination Fund by lodging with
                         the Trustee:

                         (i)          (NOTICE OF CREATION): a duly completed
                                      and executed Notice of Creation of an
                                      Origination Fund; and

                         (ii)         (INITIAL ASSETS): the sum of $100 to
                                      constitute the initial Assets of the
                                      additional Origination Fund.

             (b)         (CONSTITUTION OF ADDITIONAL ORIGINATION FUNDS): Upon
                         the satisfaction of clause 3.3(a), the additional
                         Origination Fund referred to in the corresponding
                         Notice of Creation of an Origination Fund pursuant to
                         clause 3.3(a)(i) shall thereupon be created.

             (c)         (NO LIMIT ON ORIGINATION FUNDS): There shall be no
                         limit on the number of Origination Funds that may be
                         created pursuant to this Deed.

3.4          NAME OF THE ORIGINATION FUNDS

             Each Origination Fund shall be known as:

             (a)         (INITIAL NAME): the "Superannuation Members' Home Loans
                         Origination Fund No. X" where "X" represents the
                         consecutive order of creation of the Origination Fund;
                         for example, in the case of the first Origination Fund
                         the "Superannuation Members' Home Loans Origination
                         Fund No. 1"; or

             (b)         (ALTERNATIVE NAME): such other name as the Trustee and
                         the Manager may from time to time agree upon (subject
                         to any approvals required by law).

3.5          DURATION OF AN ORIGINATION FUND

             Each Origination Fund shall continue until, and shall terminate on, its respective Termination Date.

                                      22.

4.           THE SECURITISATION FUNDS

4.1          BENEFICIAL INTEREST IN THE SECURITISATION FUNDS

             The Trustee shall hold each Securitisation Fund, and each Asset comprised therein from time to time, on trust:

             (a)         (RESIDUAL CAPITAL): as to $100 only of the capital of
                         the Securitisation Fund, for the Residual Capital
                         Beneficiary; and

             (b)         (BALANCE): as to the balance, for the Trustee as
                         trustee of the Origination Fund specified in the
                         corresponding Notice of Creation of a Securitisation
                         Fund referred to in clause 4.2(a)(i) (or if more than
                         one Origination Fund is so specified, in the
                         percentages therein referred to),

             in both cases, on and subject to the terms and conditions of this
             Deed.

4.2          CREATION OF SECURITISATION FUNDS

             (a)         (MANAGER MAY CREATE): The Manager may at any time
                         create a Securitisation Fund by lodging with the
                         Trustee:

                         (i)          (NOTICE OF CREATION): a duly completed
                                      and executed Notice of Creation of a
                                      Securitisation Fund; and

                         (ii)         (INITIAL ASSETS): the sum of $100 to
                                      constitute the initial Assets of the
                                      Securitisation Fund.

             (b)         (CONSTITUTION OF A SECURITISATION FUND): Upon the
                         satisfaction of clause 4.2(a), the Securitisation Fund
                         referred to in the corresponding Notice of Creation of
                         a Securitisation Fund pursuant to clause 4.2(a)(i)
                         shall thereupon be created.

             (c)         (NO LIMIT ON SECURITISATION FUNDS): There shall be no
                         limit on the number of Securitisation Funds that may be
                         created pursuant to this Deed.

4.3          NAME OF THE SECURITISATION FUNDS

             Each Securitisation Fund shall be known as:

             (a)         (INITIAL NAME): the "Superannuation Members' Home Loans
                         Securitisation Fund No. X" where "X" represents the
                         consecutive order of creation of the Securitisation
                         Fund; for

                                      23.

                         example, in the case of the first Securitisation Fund
                         the "Superannuation Members' Home Loans Securitisation
                         Fund No. 1"; or

             (b)         (ALTERNATIVE NAME): such other name as the Trustee and
                         the Manager may from time to time agree upon (subject
                         to any approvals required by law).

4.4          DURATION OF A SECURITISATION FUND

             Each Securitisation Fund shall continue until, and shall terminate on, its respective Termination Date.

5.           BONDS

5.1          ACKNOWLEDGEMENT OF INDEBTEDNESS

             Subject to the terms of this Deed, the Trustee hereby acknowledges its indebtedness as trustee of each Fund for the principal represented by the Bonds issued by it as trustee of that Fund.

5.2          LEGAL NATURE OF BONDS

             The Bonds issued by the Trustee shall constitute debenture stock.

5.3          TERMS OF BONDS

             All Bonds issued by the Trustee as trustee of a Fund shall be issued with the benefit of, and subject to, this Deed, the
             Supplementary Bond Terms relating to such Bonds and the Security
             Trust Deed (if any) relating to that Fund. The Supplementary Bond
             Terms in relation to Bonds shall be binding on the Manager, the
             Trustee and the corresponding Bondholders.

5.4          INTEREST AND PRINCIPAL ENTITLEMENT OF BONDHOLDERS

             Subject to this Deed, the corresponding Supplementary Bond Terms and the Security Trust Deed (if any) relating to a Fund, the
             Trustee as trustee of each Fund shall in respect of the Bonds issued by it in such capacity pay to the Bondholders of those
             Bonds:

             (a)         (INTEREST): their Interest Entitlement on each Interest
                         Payment Date; and

             (b)         (PRINCIPAL): their Principal Entitlement on each
                         Principal

                                      24.

                         Amortisation Date.

5.5          MINIMUM DENOMINATION OF BONDS

             The minimum denomination of each Bond shall be $100,000 or such other amount specified in the corresponding Supplementary Bond
             Terms.

5.6          BONDS NOT INVALID IF ISSUED IN BREACH

             No Bond shall be invalid or unenforceable on the ground that it was issued in breach of this Deed or any other Transaction Document.

5.7          LOCATION OF BONDS

             The property in Bonds shall for all purposes be regarded as situated at the place where the Register is located on which such
             Bonds are recorded.

5.8          NO DISCRIMINATION BETWEEN BONDHOLDERS

             There shall not be any discrimination or preference between Bonds, or the corresponding Bondholders, in relation to a Fund by reason of the time of issue of Bonds or for any other reason, subject only to the Supplementary Bond Terms relating to the Bonds and the terms of the Security Trust Deed (if any) relating to the Fund.

6.           LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES

6.1          GENERAL LIMITS

             No Bondholder or Beneficiary shall be entitled to:

             (a)         (REQUIRE TRANSFER): require the transfer to it of any
                         Asset comprised in any Fund;

             (b)         (INTERFERE IN MANAGEMENT): interfere with or question
                         the exercise or non-exercise by the Trustee or the
                         Manager of the rights and powers of the Trustee or the
                         Manager respectively in their dealings with any Fund or
                         any Asset thereof;

             (c)         (EXERCISE RIGHTS IN RESPECT OF ASSETS): exercise any
                         rights, powers or privileges in respect of any Asset in
                         any Fund;

             (d)         (ACT IN TRUSTEE'S PLACE): attend meetings or take part
                         in or

                                      25.

                         consent to any action concerning any property or
                         corporation which the Trustee as trustee of a Fund
                         holds an interest;

             (e)         (TERMINATE FUNDS): terminate any Fund (except as
                         provided in clause 24);

             (f)         (REMOVE): seek to remove the Manager or the Trustee;

             (g)         (LODGE CAVEATS ETC.): lodge or enter a caveat or
                         similar instrument in relation to the Register or
                         claiming an estate or interest in any Land over which a
                         Mortgage or any Related Security is held or to which
                         any other Asset relates in respect of any Fund;

             (h)         (COMMUNICATE WITH MORTGAGORS ETC.): negotiate in any
                         way with any Mortgagor or Mortgage Manager in respect
                         of any Mortgage, Loan or Related Security or with any
                         person providing an Enhancement or Interest Hedge to
                         the Trustee;

             (i)         (TAKE PROCEEDINGS): take any proceedings of any nature
                         whatsoever in any court or otherwise or to obtain any
                         remedy of any nature (including, without limitation,
                         against the Trustee, the Manager or any former Trustee
                         or Manager or in respect of any Fund or any Asset of
                         any Fund) provided that it shall be entitled to compel
                         the Trustee and the Manager to comply with their
                         respective duties and obligations under this Deed and,
                         if Bondholders are entitled to the benefit of any
                         applicable Security Trust Deed, the Bondholders may
                         compel the Security Trustee to comply with its duties
                         and obligations under the Security Trust Deed; and

             (j)         (RECOURSE TO PERSONAL ASSETS): any recourse whatsoever
                         to the Trustee or the Manager in their personal
                         capacity, except to the extent of any fraud, negligence
                         or wilful default by the Trustee or the Manager
                         respectively.

6.2          LIMIT ON INTEREST OF INCOME BENEFICIARY IN ASSETS OF AN ORIGINATION
             FUND

             The Income Beneficiary shall have no interest (whether beneficial, equitable or otherwise) in any Asset of any Origination Fund other than in the Net Income of the Origination Fund for each Income
             Distribution Period of the Origination Fund and in the amount from time to time standing to the credit of the Net Income Account of the Origination Fund.

                                      26.

6.3          LIMIT ON INTEREST OF RESIDUAL CAPITAL BENEFICIARY IN ASSETS OF A
             SECURITISATION FUND

             The Residual Capital Beneficiary shall have no interest (whether beneficial, equitable or otherwise) in any capital, Asset or income of a Securitisation Fund, other than in $100 of the capital of the
             Securitisation Fund.

6.4          FURTHER LIMITS ON INTERESTS OF BENEFICIARIES

             (a)         (CANNOT ASSIGN OR MORTGAGE INTEREST): The rights and
                         interests of a Beneficiary in respect of each Fund
                         shall be personal to the Beneficiary and shall not be
                         capable of being assigned, or having any Security
                         Interest created or existing thereover, without the
                         prior written consent of the Manager (which it may give
                         or withhold in its absolute discretion) provided that
                         the Income Beneficiary may hold its rights and
                         interests in an Origination Fund subject to the terms
                         and conditions of the Income Trust Deed and the Trustee
                         as trustee of an Origination Fund may hold its rights
                         and interests in a Securitisation Fund subject to the
                         terms and conditions of this Deed.

             (b)         (PROHIBITED ASSIGNMENT OR MORTGAGE VOID): Subject only
                         to the provisos in clause 6.4(a), if a Beneficiary
                         purports to assign, or to create or permits to exist
                         any Security Interest over, any of its rights and
                         interests in respect of any Fund in breach of clause
                         6.4(a), that assignment and that Security Interest
                         insofar as it purports to extend to its rights and
                         interests in a Fund shall be of no force and effect
                         (each such right and interest being subject to this
                         clause) and shall not vest in any purported assignee or
                         holder of the Security Interest any right, title or
                         interest in any Fund, the Assets of any Fund or the
                         rights and interests of the Beneficiary therein.

6.5          RANKING OF INTEREST OF BENEFICIARIES

             The rights, claims and interest of any Beneficiary in relation to any Fund, the Assets of any Fund and in relation to any payment or distribution out of any Fund (including, without limiting the generality of the foregoing, on the winding up of a Fund) shall at all times rank after, and be subject to, the interests of
             Bondholders under the Bonds issued in relation to that Fund
             (including, without limiting the generality of the foregoing, in relation to any payment obligations on the Bonds).

                                      27.

6.6          FURTHER LIMIT ON INTEREST OF BONDHOLDERS

             A Bondholder in relation to a Fund shall only be a creditor of the
             Trustee in its capacity as trustee of that Fund to the extent of the Bonds held by that Bondholder and shall not be entitled to any beneficial or, subject to any applicable Security Trust Deed, other interest in any Fund.

6.7          NO LIABILITY OF BONDHOLDERS OR BENEFICIARIES

             No Bondholder by reason of being a Bondholder, or Beneficiary by reason of being a Beneficiary, shall in respect of a Fund:

             (a)         (LIABILITY): have any liability to make any
                         contribution to the Assets of the Fund or any payment
                         to the Trustee, the Manager or any other person in
                         relation to the Fund; and

             (b)         (INDEMNITY): be under any obligation to indemnify the
                         Trustee, the Manager or any Creditor of the Trustee as
                         trustee of the Fund in respect of any of the
                         liabilities (actual, contingent or otherwise and
                         whether due to any deficiency or not) of the Trustee or
                         the Manager in relation to, arising from or in
                         connection with the Assets of the Fund or the Fund
                         generally.

7.           PROCEDURE FOR ISSUE OF BONDS

7.1          BOND ISSUE DIRECTION FOR AN ORIGINATION FUND

             If the Manager proposes that the Trustee will issue Bonds as trustee of an Origination Fund, it shall, at least 5 Banking Days
             (or such other period agreed by the Trustee) prior to the proposed
             Bond Issue Date or the commencement of the proposed Subscription
             Period, deliver to the Trustee an Origination Fund Bond Issue
             Direction directing amongst other things that the Trustee (subject to this Deed) issue as trustee of the Origination Fund the Bonds specified in the Origination Fund Bond Issue Direction.

7.2          BOND ISSUE DIRECTION FOR A SECURITISATION FUND

                                      28.

             If the Manager proposes that the Trustee will issue Bonds as trustee of a Securitisation Fund, it shall, at least 5 Banking Days
             (or such other period agreed by the Trustee) prior to the proposed
             Bond Issue Date, deliver to the Trustee a Securitisation Fund Bond
             Issue Direction directing amongst other things that the Trustee
             (subject to this Deed):

             (a)         (TRANSFER BENEFIT OF MORTGAGES): hold as trustee of the
                         Securitisation Fund the benefit of the Portfolio of
                         Mortgages specified by the Manager in the
                         Securitisation Fund Bond Issue Direction; and

             (b)         (ISSUE BONDS): issue as trustee of the Securitisation
                         Fund the Bonds specified by the Manager in the
                         Securitisation Fund Bond Issue Direction.

7.3          REQUIREMENTS FOR A BOND ISSUE DIRECTION

             A Bond Issue Direction given by the Manager to the Trustee in respect of a Fund under this Deed shall:

             (a)         (CONTAIN THE FOLLOWING INFORMATION): specify the
                         following in respect of the Bonds referred to therein:

                         (i)         (CLASSES): whether any of the Bonds will
                                     constitute a Class separate from any other
                                     Bonds previously issued by the Trustee as
                                     trustee of the Fund or from any other Bonds
                                     referred to in the Bond Issue Direction;

                         (ii)        (NAME): the name of the Bonds or, if the
                                     Bonds are divided into more than one Class,
                                     the name of each Class of Bonds;

                         (iii)       (AMOUNT): the total number of Bonds and, if
                                     the Bonds are divided into more than one
                                     Class, the number of Bonds in each Class;

                         (iv)        (PRINCIPAL AMOUNT): the total principal
                                     amount of the Bonds and, if the Bonds are
                                     divided into more than one Class, the
                                     principal amount of each Class;

                         (v)         (BOND ISSUE DATE OR SUBSCRIPTION PERIOD):
                                     the proposed Bond Issue Date or, in the
                                     case of a proposed issue of Bonds by the
                                     Trustee as trustee of an Origination Fund,
                                     the proposed Subscription Period;

                         (vi)        (PROCEEDS TO BE HELD BY ORIGINATION FUND):
                                     in the case of a Securitisation Fund Bond
                                     Issue Direction, the amount to be held by
                                     the Trustee as trustee of

                                      29.

                                     the corresponding Origination Fund from
                                     the proceeds from the issue of the Bonds
                                     pursuant to clause 7.8(f)(i);

                         (vii)       (SECURITY TRUST DEED, ENHANCEMENTS AND
                                     INTEREST HEDGES): whether a Security Trust
                                     Deed or any Enhancements or Interest Hedges
                                     need to be effected prior to the proposed
                                     Bond Issue Date or the commencement of the
                                     proposed Subscription Period for the
                                     purposes of clause 7.8(c) and, if so,
                                     reasonable details of these; and

                         (viii)      (SUCH OTHER REQUIRED INFORMATION): such
                                     other information required by the form of
                                     the Bond Issue Direction or required or may
                                     be included in a Bond Issue Direction
                                     pursuant to this Deed;

             (b)         (DULY COMPLETED): without limiting paragraph (a), be
                         otherwise duly completed; and

             (c)         (ACCOMPANIED BY A SUPPLEMENTARY BOND TERMS NOTICE): be
                         accompanied by a duly completed Supplementary Bond
                         Terms Notice for the Bonds, or if the Bonds are divided
                         into more than one Class, for each Class provided that
                         if the Supplementary Bond Terms for the Bonds, or a
                         particular Class of the Bonds, are the same as for a
                         previous issue of Bonds or a Class of Bonds in respect
                         of the Fund, this requirement may be satisfied if the
                         Bond Issue Direction specifies that this is the case
                         and the relevant previous Supplemental Bond Terms
                         Notice.

7.4          SUPPLEMENTARY BOND TERMS NOTICE

             (a)         (ONE FOR EACH CLASS): A separate Supplementary Bond
                         Terms Notice shall be prepared, and delivered to the
                         Trustee, by the Manager for each Class of Bonds to be
                         issued by the Trustee as trustee of a Fund.

             (b)         (MANDATORY INFORMATION): A Supplementary Bond Terms
                         Notice shall specify the following in respect of the
                         Bonds to which it refers:

                         (i)         (INTEREST PAYMENT DATES): each date (if
                                     any) for the payment of interest under the
                                     Bonds;

                         (ii)        (PRINCIPAL AMORTISATION DATES): each date
                                     for the repayment of part or all of the
                                     outstanding principal under the Bonds;

                                      30.

                         (iii)       (RATE OF INTEREST): the rate of interest
                                     (if any) on the Bonds (which may be fixed,
                                     variable or determined by a stated method);

                         (iv)        (REPAYMENT OF PRINCIPAL): the amount (or
                                     the method of calculating the amount) of
                                     principal to be repaid on the Bonds on each
                                     Principal Amortisation Date; and

                         (v)         (CLASS RIGHTS): if the corresponding Bond
                                     Issue Direction specifies that the Bonds
                                     are to constitute a Class separate from any
                                     other Bonds previously issued by the
                                     Trustee as trustee of the relevant Fund or
                                     from any other Bonds referred to in the
                                     Bond Issue Direction, the rights or
                                     restrictions that constitute the first
                                     mentioned Bonds as a separate Class and the
                                     relationship of those rights and
                                     restrictions to any other then or proposed
                                     Class of Bonds.

             (c)         (OPTIONAL INFORMATION): A Supplementary Bond Terms
                         Notice may specify the following in respect of the
                         Bonds to which it refers:

                         (i)         (SPECIAL RIGHTS): any preferred, deferred
                                     or special rights or restrictions applying
                                     to the Bonds, whether with regard to the
                                     payment of interest, the repayment of
                                     principal, voting, the division into
                                     classes or otherwise, which may include,
                                     without limiting the generality of the
                                     foregoing, that the Bonds are to be
                                     initially issued on a partly paid basis or
                                     shall have an additional entitlement to the
                                     principal or capital of the corresponding
                                     Fund beyond the repayment in full of their
                                     Face Value; and

                         (ii)        (OTHER INFORMATION): any other terms or
                                     restrictions applying to the Bonds that
                                     this Deed provides may be included in the
                                     Supplementary Bond Terms Notice or in the
                                     Supplementary Bond Terms.

             (d)         (TERMS MUST BE CONSISTENT WITH THIS DEED): The
                         Supplementary Bond Terms for any Bonds shall be
                         consistent with the provisions of this Deed, except,
                         and only to the extent that, a particular provision of
                         this Deed is expressed to be subject to the
                         Supplementary Bond Terms.

                                      31.

7.5          AMENDMENT

             With the consent of the Trustee, the Manager may prior to a proposed Bond Issue Date or the commencement of a proposed
             Subscription Period amend by notice in writing to the Trustee a previously issued Bond Issue Direction or Supplementary Bond Terms
             Notice (including any Bond Issue Direction or Supplementary Bond
             Terms Notice previously amended pursuant to this clause).

7.6          COMPLY WITH BOND ISSUE DIRECTION

             Subject to this clause 7, the Trustee shall comply with a Bond
             Issue Direction.

7.7          PROVISO ON COMPLIANCE WITH BOND ISSUE DIRECTION

             (a)         (TRUSTEE SHALL NOT ACCEPT DIRECTION): The Trustee shall
                         not comply with a Bond Issue Direction unless at least
                         3 Banking Days (or such other period agreed by the
                         Trustee) prior to the proposed Bond Issue Date or the
                         commencement of the proposed Subscription Period the
                         Manager has certified to the Trustee in writing that:

                         (i)         (COMPLIES WITH THIS DEED): the Bond Issue
                                     Direction and any corresponding
                                     Supplementary Bond Terms Notice complies
                                     with this Deed; and

                         (ii)        (DETAILS OF MORTGAGES CORRECT): in the case
                                     of an issue of Bonds by the Trustee as
                                     trustee of a Securitisation Fund, to the
                                     best of the Manager's knowledge the details
                                     of the Portfolio of Mortgages referred to
                                     in the Securitisation Fund Bond Issue
                                     Direction conform with the details in the
                                     Register in respect of the Portfolio of
                                     Mortgages.

                         The Trustee may rely upon such certification from the
                         Manager as evidence of the matters described therein.

             (b)         (ACCEPTANCE OF DIRECTION): If the precondition referred
                         to in clause 7.7 is met, the Trustee shall forthwith
                         (and in no event later than the close of business 2
                         Banking Days (or such other period agreed by the
                         Manager) prior to the proposed Bond Issue Date or the
                         commencement of the proposed Subscription Period)
                         advise the Manager in writing that it has accepted the
                         Bond Issue Direction.

                                      32.

             (c)         (REFUSAL OF DIRECTION): If the Trustee is not so
                         satisfied that it is permitted by this clause to accept
                         a Bond Issue Direction, it shall no later than the
                         close of business 2 Banking Days (or such lesser period
                         agreed by the Manager) prior to the proposed Bond Issue
                         Date or the commencement of the proposed Subscription
                         Period advise the Manager in writing to this effect
                         giving the grounds in reasonable detail for it being
                         not so satisfied.

7.8          ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES

             If the Trustee has:

             (a)         (ACCEPTED THE BOND ISSUE DIRECTION): accepted, or is
                         required hereunder to accept, a Bond Issue Direction;

             (b)         (SUFFICIENT APPLICATIONS FOR BONDS): subject to clauses
                         7.10 and 7.11, received from intending Bondholders duly
                         executed Applications for Bonds and the Subscription
                         Amount for such Bonds, in each case for the amount
                         referred to in the corresponding Bond Issue Direction;
                         and

             (c)         (RECEIVED OR GRANTED ENHANCEMENTS ETC.): on or prior to
                         the proposed Bond Issue Date or the commencement of the
                         proposed Subscription Period:

                         (i)         (SECURITY TRUST DEED): entered into a
                                     Security Trust Deed as trustee of the
                                     relevant Fund (unless not required for the
                                     issue of the Bonds by the Manager in the
                                     corresponding Bond Issue Direction);

                         (ii)        (ENHANCEMENTS AND INTEREST HEDGES):
                                     obtained, or entered into arrangements to
                                     obtain with effect from the corresponding
                                     Bond Issue Date, as trustee of the relevant
                                     Fund the benefit of the Enhancements and
                                     Interest Hedges referred to in the
                                     corresponding Bond Issue Direction; and

                         (iii)       (CERTIFICATE FROM MORTGAGE MANAGER): in the
                                     case of a proposed issue of Bonds by the
                                     Trustee as trustee of a Securitisation
                                     Fund, received a certificate from the
                                     Mortgage Manager in relation to the
                                     Portfolio of Mortgages specified in the
                                     corresponding Securitisation Fund Bond
                                     Issue Direction pursuant to clause 5.13 of
                                     the Mortgage Origination and Management
                                     Agreement referred to in paragraph (a) of
                                     the definition of this expression in clause
                                     1.1 (or

                                       33.

                                     pursuant to the equivalent provision of a
                                     Mortgage Origination and Management
                                     Agreement referred to in paragraph (b) of
                                     such definition),

             then, subject to the other requirements of this Deed being satisfied in relation to matters which must be done on or prior to the Bond Issue Date, the Trustee shall, subject to clause 7.11, on the Bond Issue Date:

             (d)         (ISSUE BONDS): issue Bonds, as trustee of the relevant
                         Fund, to the intending Bondholders for the amount
                         referred to in the corresponding Bond Issue Direction;

             (e)         (ISSUE BY ORIGINATION FUND): if the Bonds are issued as
                         trustee of an Origination Fund, hold as trustee of the
                         Origination Fund the proceeds from the issue of the
                         Bonds; and

             (f)         (ISSUE BY SECURITISATION FUND): if the Bonds are issued
                         as trustee of a Securitisation Fund:

                         (i)         (HOLD BOND PROCEEDS): subject to clause
                                     7.10, hold as trustee of the Origination
                                     Fund from the proceeds from the issue of
                                     the Bonds the amount specified in the
                                     corresponding Securitisation Fund Bond
                                     Issue Direction; and

                         (ii)        (HOLD BENEFIT OF MORTGAGES FOR
                                     SECURITISATION FUND): hold automatically by
                                     virtue of this Deed and without any further
                                     act or instrument or other thing being done
                                     or brought into existence, the benefit of
                                     the Portfolio of Mortgages referred to in
                                     the corresponding Securitisation Fund Bond
                                     Issue Direction as trustee of the
                                     Securitisation Fund (together with the
                                     benefit of all Loans, Related Securities,
                                     Enhancements, Interest Hedges and other
                                     rights and entitlements relating thereto).

                                      34.

7.9          AMOUNT OF BONDS CREATED FOR A SECURITISATION FUND

             The aggregate Outstanding Principal Balance of Bonds created on the
             Bond Issue Date for a Securitisation Fund shall not be greater than the then aggregate Outstanding Principal Balance of the Portfolio of Mortgages to be held by the Trustee as trustee of the
             Securitisation Fund under clause 7.8(f)(ii) provided that if the aggregate Outstanding Principal Balance of such Portfolio of
             Mortgages is not an integral multiple of $100,000, the aggregate
             Outstanding Principal Balance of such Bonds may, if required by the
             Manager, be rounded down to the next integral multiple of $100,000.

7.10         ISSUE OF BONDS FOR BENEFIT OF ORIGINATION FUND

             Where a Portfolio of Mortgages is held by the Trustee as trustee of an Origination Fund and pursuant to this Deed that Portfolio of
             Mortgages is to be held by the Trustee of a Securitisation Fund upon the issue of Bonds, the Manager may direct the Trustee in writing that in lieu of the proceeds for a specified amount being held by the Trustee as trustee of the Origination Fund, Bonds having a Face Value for that amount will be issued by the Trustee as trustee of the Securitisation Fund to a nominee or trustee to be held by such nominee or trustee on behalf or for the benefit of the
             Trustee as trustee of the Origination Fund.

7.11         ISSUE OF BONDS DURING A SUBSCRIPTION PERIOD FOR ORIGINATION FUND

             If in an Origination Fund Bond Issue Direction, the Manager has
             specified that Bonds are to be issued by the Trustee as trustee of an Origination Fund during a Subscription Period then, subject to clause 7.8(a), the Trustee may issue Bonds during the Subscription
             Period to a Bondholder if it has received from the intending
             Bondholder a duly executed and completed Application for Bonds and the Subscription Amount for the Bonds (to the extent that the
             Subscription Amount is payable on the Bond Issue Date for those
             Bonds in accordance with the Origination Fund Bond Issue
             Direction).

7.12         ACTION FOLLOWING BOND ISSUE

             As soon as practicable after a Bond Issue Date, the Trustee shall:

             (a)         (ENTER DETAILS IN THE REGISTER): enter into the
                         Register in accordance with clause 23:

                         (i)         (SUPPLEMENTARY BOND TERMS): the
                                     Supplementary

                                      35.

                                     Bond Terms for the Bonds, as contained in
                                     the corresponding Supplementary Bond
                                     Terms Notice for the Bonds;

                         (ii)        (BONDHOLDERS): the details of each
                                     Bondholder, as contained in the
                                     Bondholder's Application for Bonds; and

                         (iii)       (MORTGAGES): in the case of an issue of
                                     Bonds by the Trustee as trustee of a
                                     Securitisation Fund, that the Mortgages
                                     comprising the Portfolio of Mortgages are
                                     no longer held by the Trustee as trustee of
                                     the Origination Fund and are now held by
                                     the Trustee as trustee of the
                                     Securitisation Fund;

             (b)         (ISSUE BOND REGISTRATION CONFIRMATION): issue a Bond
                         Registration Confirmation to each Bondholder in respect
                         of its holding of Bonds; and

             (c)         (ISSUE MARKED BOND TRANSFERS): if requested by a
                         Bondholder in its Application for Bonds, issue a Marked
                         Bond Transfer to the Bondholder.

7.13         NO LIABILITY FOR INSUFFICIENT MONEYS

             If insufficient moneys are raised on a proposed Bond Issue Date to satisfy clause 7.8(b), neither the Trustee nor the Manager shall have any obligation or liability to any person (including, without limiting the generality of the foregoing, each other, any intending
             Bondholder or any Beneficiary) to issue the Bonds or, in the case of a proposed issue in relation to a Securitisation Fund, to hold the benefit of the Portfolio of Mortgages referred to in the corresponding Securitisation Fund Bond Issue Direction for the
             Securitisation Fund, or otherwise.

7.14         FURTHER ASSURANCE

             The Trustee shall following a Bond Issue Date for a Securitisation
             Fund execute such documentation and do all such other acts, matters or things as the Manager reasonably requires to transfer the benefit of the Portfolio of Mortgages referred to in the
             corresponding Securitisation Fund Bond Issue Direction (and the
             benefit of all corresponding Loans, Related Securities,
             Enhancements and Interest Hedges) to the Securitisation Fund.

                                      36.

7.15         SUBSEQUENT ADJUSTMENT

             (a)         (ACCRUED INTEREST): The Manager shall direct the
                         Trustee in writing after a Bond Issue Date for a
                         Securitisation Fund to debit any interest proceeds
                         received by the Trustee in respect of a Mortgage
                         referred to in the corresponding Securitisation Fund
                         Bond Issue Direction, with an amount that represents
                         accrued but unpaid interest on the Mortgage up to (but
                         not including) the Bond Issue Date and to credit that
                         amount to the corresponding Origination Fund.

             (b)         (OTHER COSTS): Subject to clause 7.15(c), the Manager
                         may in its absolute discretion direct the Trustee in
                         writing on or at any time after a Bond Issue Date for a
                         Securitisation Fund to debit or credit the
                         corresponding Origination Fund or Securitisation Fund
                         with such other amounts that the Manager believes are
                         appropriate so that the Origination Fund has the
                         benefit of any receipts, and bears the cost of any
                         outgoings, in respect of each Mortgage referred to in
                         the corresponding Securitisation Fund Bond Issue
                         Direction (and any corresponding Loan, Related
                         Securities, Enhancements and Interest Hedges) up to
                         (but not including) the Bond Issue Date and so that the
                         Securitisation Fund has the benefit of such receipts,
                         and bears such costs, from (and including) the Bond
                         Issue Date.

             (c)         (NO ADJUSTMENT FOR MORTGAGE INSURANCE): The cost of any
                         Mortgage Insurance Policy in respect of a Mortgage
                         referred to in a Securitisation Fund Bond Issue
                         Direction shall be borne by the corresponding
                         Origination Fund and shall not be adjusted pursuant to
                         clause 7.15(b).

             (d)         (MANAGER TO CERTIFY ADJUSTMENTS): A written direction
                         by the Manager pursuant to this clause 7.15 shall be
                         accompanied by a certificate from the Manager addressed
                         to the Trustee that the relevant amount is in its
                         opinion to be properly debited or credited to an
                         Origination Fund or Securitisation Fund (as the case
                         may be).

             (e)         (TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTION): The
                         Trustee shall act in accordance with, and may rely
                         upon, a written direction of the Manager in accordance
                         with this clause 7.15.

                                      37.

7.16         COMMITTED BOND SUBSCRIPTION AGREEMENT

             The Trustee is empowered to enter at any time into a Committed Bond
             Subscription Agreement under the terms of which it can agree in advance to issue Bonds on a Bond Issue Date (a "COMMITMENT TO ISSUE
             BONDS") if the matters referred to in clauses 7.8(a) and (c) and elsewhere in this Deed to be done on or prior to the Bond Issue
             Date have occurred prior to the date of the commitment to issue
             Bonds or arrangements have been entered into so that the Trustee is satisfied that such matters will occur prior to the Bond Issue
             Date. Once a commitment to issue Bonds has been given by the
             Trustee under a Committed Bond Subscription Agreement then notwithstanding any subsequent event, matter or thing, the Trustee shall on the Bond Issue Date issue Bonds pursuant to clause 7.8, complete the transfer of the benefit of the corresponding Portfolio of Mortgages pursuant to clause 7.8(f) (if applicable) and do all other matters incidental thereto, subject only to receipt of sufficient Applications for Bonds and payment in full of the
             Subscription Amount for the Bonds pursuant to clause 7.8(b). The
             Trustee shall not by issuing Bonds, completing the transfer of the benefit of the corresponding Portfolio of Mortgages or doing anything incidental thereto pursuant to the foregoing provisions of this clause incur any liability, nor shall the validity of the
             Bonds, the transfer of the benefit of the Portfolio of Mortgages or anything incidental thereto be affected, if anything contained in this Deed to be done by other persons on or prior to such Bond
             Issue Date is not in fact done.

7.17         FURTHER ISSUES SUBJECT TO RATING AGENCY APPROVAL

             Where the Trustee as trustee of a Rated Fund has issued Bonds, no further Bonds in respect of that Fund shall be created thereafter unless the Trustee receives a certificate from the Manager that the
             Manager is satisfied that the then rating by each Designated Rating
             Agency in respect of the Bonds then on issue in respect of the Fund will be maintained immediately following the issue of the proposed
             Bonds.

7.18         ISSUE OF UNRATED BONDS

             Nothing in this Deed shall be construed as requiring the Trustee to issue Bonds rated by any Rating Agency.

7.19         NO LIMIT ON BONDS

             Subject to the provisions of this Deed, there shall be no limit on the amount or value of Bonds which may be issued in respect of a
             Fund.

                                      38.

7.20         EXCLUDED ISSUE, OFFER OR INVITATION ONLY

             Notwithstanding anything herein contained, no issue or allotment of
             Bonds, offer of Bonds for a subscription or purchase or invitation to subscribe for or buy Bonds shall be made unless the issue, allotment, offer or invitation is an excluded issue, excluded offer or excluded invitation for the purposes of the Corporations Law.

8.           TRANSFERS OF BONDS

8.1          NO RESTRICTIONS ON TRANSFER OF BONDS

             Subject to this Deed and the corresponding Supplementary Bond
             Terms, there shall be no restriction on the transfer of Bonds.

8.2          MINIMUM TRANSFER

             (a)         (CORPORATIONS LAW): A Bondholder shall not be entitled
                         to transfer any of its Bonds unless the offer or
                         invitation to the transferee by the Bondholder in
                         relation to such Bonds is an excluded offer or an
                         excluded invitation for the purposes of the
                         Corporations Law.

             (b)         (SUPPLEMENTARY BOND TERMS): Without limiting the
                         generality of clause 8.1, or the operation of clause
                         8.2(a), a Bondholder shall not be entitled to transfer
                         any of its Bonds unless the amount payable by the
                         transferee is greater than the minimum amount (if any)
                         provided in the Supplementary Bond Terms for the Bonds.

8.3          FORM OF TRANSFER

             Every transfer of Bonds shall be effected by a Bond Transfer.

8.4          EXECUTION OF BOND TRANSFER

             Every Bond Transfer shall be duly completed and executed by the transferor and transferee.

8.5          STAMPING OF BOND TRANSFER

             Every Bond Transfer lodged with the Trustee shall be duly stamped
             (if applicable).

                                      39.

8.6          DELIVERY OF BOND TRANSFER TO TRUSTEE

             Every Bond Transfer shall be delivered to the Trustee.

8.7          REGISTRATION OF TRANSFEREE AS BONDHOLDER

             Subject to this clause 8 the Trustee shall upon receipt of a Bond
             Transfer enter the transferee in the Register as the holder of the
             Bonds which are the subject of the Bond Transfer.

8.8          TRUSTEE ENTITLED TO REFUSE TO REGISTER TRANSFER

             The Trustee may refuse to register any Bond Transfer which would result in:

             (a)         (BREACH): a contravention of or failure to observe:

                         (i)         (THIS DEED): the terms of this Deed;

                         (ii)        (SUPPLEMENTARY TERMS): the Supplementary
                                     Bond Terms for the Bonds;

                         (iii)       (SECURITY TRUST DEED): the Security Trust
                                     Deed (if any) relating thereto; or

                         (iv)        (THE LAW): a law of an Australian
                                     Jurisdiction; or

             (b)         (REQUIRES REGISTRATION): an obligation to procure
                         registration of any of the foregoing with, or the
                         approval of any of the foregoing by, any Government
                         Agency.

8.9          REFUSAL TO REGISTER ABSOLUTE

             The Trustee shall not be bound to give any reason for refusing to register any Bond Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Bond
             Transfer it shall as soon as practicable thereafter (and in no event later than 7 days after the date the Bond Transfer was lodged with it) send to the transferor and the transferee notice of such refusal.

8.10         NO FEE FOR REGISTRATION OF A BOND TRANSFER

             No fee shall be charged for the registration of any Bond Transfer.

                                      40.

8.11         TAKING EFFECT OF BOND TRANSFERS

             (a)         (NOT UNTIL REGISTRATION): A Bond Transfer shall not
                         take effect until registered by the Trustee and until
                         the transferee is entered in the Register as the holder
                         of the Bonds which are the subject of the Bond
                         Transfer, the transferor shall remain the holder and
                         proprietor of such Bonds.

             (b)         (TRANSFER RECEIVED WHEN REGISTER CLOSED): When a Bond
                         Transfer is received by the Trustee during any period
                         when the Register is closed for any purpose, the
                         Trustee shall not register the Bond Transfer until
                         after the Register is re-opened.

             (c)         (PAYMENT OF ENTITLEMENTS WHEN REGISTER IS CLOSED): If
                         the Register is closed for the purpose of determining
                         any entitlements to Bondholders, any such entitlement
                         shall be paid to the purported transferor and not the
                         purported transferee of the Bonds.

8.12         RIGHTS AND OBLIGATIONS OF TRANSFEREE

             Subject to this Deed, a transferee of Bonds upon being noted in the
             Register as the holder of the Bonds shall have the following rights and obligations:

             (a)         (THOSE OF THE TRANSFEROR): all the rights and the
                         obligations which the transferor previously had; and

             (b)         (THOSE UNDER THIS DEED): all the rights and obligations
                         of a Bondholder as provided by this Deed as if the
                         transferee was originally a party thereto.

8.13         PAYMENTS TO TRANSFEREE

             Subject to this Deed, upon the entry of a transferee of Bonds in the Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Bonds (including, without limiting the foregoing, whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer) and the Trustee shall be discharged for any such payment made to the transferee.

                                      41.

8.14         TRANSMISSION OF ENTITLEMENTS

             (a)         (ELECTION): Any person becoming entitled to Bonds as a
                         result of the death, mental incapacity or bankruptcy of
                         a Bondholder may, upon producing such evidence as the
                         Trustee requires of their entitlement, elect to be
                         either registered as the Bondholder or to transfer the
                         Bonds in the manner specified in this clause 8.

             (b)         (METHOD OF ELECTION): If such an entitled person elects
                         to be registered as the Bondholder, the person shall
                         deliver to the Trustee a notice in writing to this
                         effect signed by the person. If the person elects to
                         have another person registered he shall execute a Bond
                         Transfer in relation to the Bonds in favour of that
                         person. All the provisions of this Deed relating to the
                         transfer of Bonds and the registration of Bond
                         Transfers shall be applicable to any such notice or
                         Bond Transfer as if the death, mental incapacity or
                         bankruptcy of the Bondholder had not occurred and the
                         notice or Bond Transfer was a Bond Transfer executed by
                         the Bondholder.

             (c)         (DISCHARGE): A person entitled to Bonds under this
                         clause shall be entitled to receive and may give a good
                         discharge for all moneys payable in respect of such
                         Bonds but, except as otherwise provided by this Deed,
                         shall not be entitled to any of the rights or
                         privileges of a Bondholder unless and until the person
                         is entered in the Register as the holder of such Bonds.

8.15         MARKED BOND TRANSFER

             (a)         (ENTITLEMENT TO MARKING): A Bondholder may from time to
                         time request the Trustee to provide the Bondholder with
                         a Marked Bond Transfer.

             (b)         (MARKING): The Bondholder shall deliver a Bond Transfer
                         to the Trustee and the Trustee shall mark the Bond
                         Transfer in such manner as agreed from time to time by
                         the Trustee and the Manager and issue the same to the
                         Bondholder.

             (c)         (TRUSTEE WILL NOT REGISTER TRANSFER): Until the expiry
                         of 90 days (or such substitute period as the Trustee
                         and Manager agree from time to time and as advised to
                         Bondholders of the relevant Fund) from the date on
                         which the Bond Transfer was marked, the Trustee shall
                         not register any transfer of Bonds relating to the
                         Marked Bond Transfer otherwise than on that

                                      42.

                         Marked Bond Transfer.

             (d)         (NO EXTENSION BY CLOSING OF REGISTER): The period
                         referred to in sub-paragraph (c) shall not be extended
                         by the closing of the Register for any purpose.

             (e)         (DELIVERY): A Marked Bond Transfer shall be issued to a
                         Bondholder by personal delivery at the time the
                         Bondholder attends the offices of the Trustee (or such
                         other place nominated by the Trustee) for the marking
                         of the Bond Transfer by the Trustee.

8.16         RELIANCE ON DOCUMENTS

             The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Bond Transfer or other document appearing to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Bond Transfer or other document, nor shall it incur any liability for registering any Bond
             Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Bond
             Transfer.

8.17         SPECIMEN SIGNATURES

             The Trustee may (but need not) require each Bondholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Bondholder) of persons authorised to execute Bond Transfers on behalf of such Bondholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

9.           BOND REGISTRATION CONFIRMATION

9.1          ISSUE OF BOND REGISTRATION CONFIRMATION

                                      43.

             When a person has been entered in the Register as the holder of
             Bonds, as soon as practicable (and in any event no later than 5
             Banking Days or such shorter period agreed by the Trustee with the person or the Manager) thereafter, the Trustee shall issue a Bond
             Registration Confirmation to that person in respect of those Bonds.
             If the person has been entered into the Register pursuant to a Bond
             Transfer and the transferor continues to retain a holding of Bonds, the Trustee shall within the same period as aforesaid issue to the transferor a Bond Registration Confirmation in respect of that retained holding of Bonds.

9.2          BOND REGISTRATION CONFIRMATION NOT CERTIFICATE OF TITLE

             A Bond Registration Confirmation shall not be a certificate of title as to Bonds and the Register shall be the only conclusive evidence of the ownership of Bonds and the entitlements thereunder.

9.3          EXECUTION OF BOND REGISTRATION CONFIRMATION

             Each Bond Registration Confirmation shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any two duly Authorised Signatories of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Bond Registration Confirmation dies or otherwise ceases to be an
             Authorised Signatory before the Bond Registration Confirmation has been issued, the Trustee may nevertheless issue the Bond
             Registration Confirmation.

9.4          MORE THAN ONE BOND REGISTRATION CONFIRMATION

             If a Bondholder wishes more than one Bond Registration Confirmation it shall return its Bond Registration Confirmation to the Trustee and at the same time request in writing the issue of a specified number of separate Bond Registration Confirmations. The Trustee shall then cancel the original Bond Registration Confirmation and issue in lieu thereof separate Bond Registration Confirmations. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the Bondholder to the Trustee.

                                      44.

9.5          WORN OUT, DEFACED OR LOST BOND REGISTRATION CONFIRMATION

             If any Bond Registration Confirmation is worn out or defaced then upon production to the Trustee it may cancel the same and may issue a new Bond Registration Confirmation in lieu thereof. If any Bond
             Registration Confirmation is lost or destroyed then upon proof thereof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new Bond
             Registration Confirmation in lieu thereof shall be given to the person entitled to such lost or destroyed Bond Registration
             Confirmation. An entry as to the issue of the new Bond Registration
             Confirmation and of the indemnity (if any) shall be made in the
             Register. A fee prescribed by the Trustee (not exceeding $10.00)
             shall be paid by the person requesting that new Bond Registration
             Confirmation to the Trustee.

9.6          JOINT HOLDINGS

             If a single parcel of Bonds is held by more than one person, only the person whose name stands first in the Register in relation to that parcel of Bonds shall be entitled to:

             (a)         be issued the relevant Bond Registration Confirmation
                         and, if applicable, a Marked Bond Transfer; and

             (b)         be paid any moneys due in respect of such Bonds.

9.7          DELIVERY OF BOND REGISTRATION CONFIRMATION

             A Bond Registration Confirmation may be sent to the relevant
             Bondholder by mail or by personal delivery to the Bondholder's address appearing in the Register and the Bond Registration
             Confirmation so sent shall be at the risk of the Bondholder entitled thereto.

10.          INVESTMENT OF THE FUNDS: GENERALLY

10.1         AUTHORISED INVESTMENTS ONLY

             Subject to this Deed, each Fund shall comprise only:

             (a)         (GENERALLY): assets and property which are Authorised
                         Investments as at the date of their acquisition; and

             (b)         (ORIGINATION FUNDS): in the case only of an Origination
                         Fund, an interest as Beneficiary in any Securitisation
                         Fund pursuant to clause 4.1 and the benefit of any
                         Bonds issued by the

                                      45.

                         Trustee as trustee of a Securitisation Fund and held
                         for the Trustee as trustee of the Origination Fund
                         pursuant to clause 7.10.

10.2         PRIMARY INVESTMENT POLICY

             The primary investment policy of each Fund shall be to grant Loans to members of Participating Superannuation Funds (where the Loan is to, or one of the borrowers under the Loan is, such a member or the spouse or defacto spouse of such a member) upon the security of
             Mortgages and Related Securities. It shall be sufficient for the
             Manager and Trustee in the performance of this policy (in so far as
             Loans should be granted to members of Participating Superannuation
             Funds) that they are satisfied that the Agreed Procedures contain procedures and guidelines to implement the policy.

10.3         MANAGER SELECTS INVESTMENTS

             Subject to the terms of this Deed, the Manager alone shall have full discretion to determine, and it shall be the duty of the
             Manager to recommend or to propose in writing to the Trustee, the manner in which any moneys forming part of a Fund shall be invested and what purchases, sales, transfers, exchanges, collections, realisations or alterations of Assets shall be effected and when and how the same should be effected and to give to the Trustee all directions which the Trustee may desire in relation to those matters and subject as aforesaid and to the terms of this Deed it shall be the role of the Trustee to give effect to all such recommendations or proposals as aforesaid by the Manager as are communicated in writing by the Manager to the Trustee in accordance with this clause.

10.4         INVESTMENT PROPOSALS

             (a)         (MANAGER'S INVESTMENT PROPOSALS): Subject to a Mortgage
                         Origination and Management Agreement, the Manager shall
                         from time to time give to the Trustee a written
                         proposal for the acquisition of the Assets of a Fund
                         and for the sale, transfer or other realisation of or
                         dealing with the Assets of a Fund.

             (b)         (SUFFICIENT DETAILS): The Manager's proposal shall
                         contain details thereof together with all such
                         information and evidence as is necessary to show that
                         the implementation of the proposal is permitted under
                         this Deed.

                                      46.

             (c)         (DISCRETION): The Manager shall have the fullest
                         discretion to recommend in the proposal the time and
                         mode of and the broker, contractor or agent (if any) to
                         be engaged for the implementation of the proposal
                         including the right to recommend a postponement for so
                         long as the Manager in its discretion shall think fit.

             (d)         (TRUSTEE MUST IMPLEMENT INVESTMENT PROPOSALS): Upon
                         receipt of any written proposal by the Manager under
                         this clause 10, or upon receipt of a proposal complying
                         with a Mortgage Origination and Management Agreement,
                         the Trustee shall implement such proposal and the
                         Trustee shall not be required, nor be under a duty, to
                         inquire or to make any assessment or judgment in
                         relation to that proposal or whether the proposed
                         investment is an Authorised Investment or is otherwise
                         permitted under this Deed.

10.5         LIMITATION ON ACQUISITION OF AUTHORISED INVESTMENTS FOR RATED FUNDS

             The Manager shall only give to the Trustee as a trustee of a Rated
             Fund a proposal to acquire investments falling within paragraphs
             (c)-(i) (inclusive) of the definition of "Authorised Investments"
             where the investment, or the issuer in respect thereof, has a rating that complies at the time of the proposed acquisition with the minimum rating requirements (if any) specified in any
             Supplementary Bond Terms in relation to that Rated Fund.

10.6         DISPOSAL OR REALISATION OF AUTHORISED INVESTMENTS

             (a)         (AUTHORISED INVESTMENTS TO BE HELD TO MATURITY IN RATED
                         FUNDS): Subject to this Deed, any applicable Security
                         Trust Deed, Interest Hedge or Enhancement, Authorised
                         Investments in respect of a Rated Fund shall be held
                         until their maturity (and the Trustee shall accordingly
                         not have power to dispose of or realise any Authorised
                         Investment in a Rated Fund) provided that nothing in
                         this Deed shall affect the rights, powers, duties and
                         obligations of the Trustee in relation to enforcing any
                         Mortgage, Loan or Related Security or otherwise in
                         relation to any other Authorised Investment, Interest
                         Hedge or Enhancement.

             (b)         (CIRCUMSTANCES FOR DISPOSAL IN RATED FUNDS): Subject to
                         this clause 10.6(b) and to clause 10.6(c), the Trustee
                         shall have power to dispose of or realise any
                         Authorised Investment

                                      47.

                         in a Rated Fund if the Manager confirms to the Trustee
                         in writing that the disposal or realisation of the
                         Authorised Investment will not lead to a loss or where
                         to continue to hold such Authorised Investment would:

                         (i)         (BREACH): result in a breach of this Deed;

                         (ii)        (AFFECT AUTHORISED TRUSTEE INVESTMENT
                                     STATUS): affect the status of Bonds as an
                                     Authorised Trustee Investment (if
                                     applicable);

                         (iii)       (ADVERSELY AFFECT RATING): adversely affect
                                     the then rating (if any) of the Bonds
                                     issued in relation to the Rated Fund; or

                         (iv)        (PREJUDICIAL TO BONDHOLDERS): in the
                                     opinion of the Manager, be prejudicial to
                                     the interests of Bondholders in the Rated
                                     Fund.

                         The Trustee may only exercise its power of disposal or
                         realisation pursuant to paragraphs (ii)-(iv)
                         (inclusive) on the written direction of the Manager,
                         which shall be accompanied by a certificate from the
                         Manager that it is satisfied, after inquiry, that the
                         then rating (if any) assigned by each Designated Rating
                         Agency to any Bonds in respect of the Rated Fund will
                         not be downgraded as a result of the disposal or
                         realisation.

             (c)         (NO RESTRICTION ON DISPOSAL IN UNRATED FUNDS): Subject
                         to clauses 10.1 and 10.2 there shall be no restriction
                         on the disposal or realisation of or temporary
                         investment or reinvestment in Authorised Investments in
                         a Fund which is not a Rated Fund.

             (d)         (PROCEEDS ON REALISATION): On the settlement of the
                         discharge, realisation or disposal of an Asset, the
                         Trustee may accept the proceeds thereof in the form of
                         a Bank cheque payable to the Trustee.

10.7         TEMPORARY INVESTMENT OF CASH AND LIMITATION ON MATURITY OF
             AUTHORISED INVESTMENTS

             The Trustee shall in respect of a Fund be entitled to cause cash on hand which represents the income or capital of the Fund and which is not required for:

             (a)         (EXPENSES): the immediate payment of the Expenses of
                         the Fund;

                                      48.

             (b)         (TRUSTEE'S FEE): the immediate payment of the Trustee's
                         Fee in relation to the Fund; or

             (c)         (BONDHOLDERS OR BENEFICIARIES): the immediate payment
                         to the Bondholders or a Beneficiary of the Fund,

             to be invested in Authorised Investments provided that such
             Authorised Investments to the extent these represent moneys required for payment to the Bondholders or a Beneficiary of the
             Fund shall mature on a date on or before the due date for such payment.

10.8         INTEREST HEDGES AND ENHANCEMENTS

             (a)         (ENTER INTO INTEREST HEDGES AND ENHANCEMENTS): The
                         Trustee shall in relation to any Fund, on the prior
                         written direction of the Manager, enter into or acquire
                         and perform, Interest Hedges and Enhancements on such
                         terms and conditions as required by the Manager
                         (subject to this Deed).

             (b)         (RATING OF PARTIES TO HEDGES AND ENHANCEMENT): If Bonds
                         have been, or are proposed to be, issued by the Trustee
                         as trustee of a Rated Fund, the Manager shall direct
                         the Trustee in writing that each Interest Hedge or
                         Enhancement for the benefit of the Rated Fund must be
                         taken out or executed with a person having at that time
                         a Designated Rating (if required by the corresponding
                         Designated Rating Agency).

             (c)         (HEDGES & ENHANCEMENTS FOR RATED FUNDS) If Bonds have
                         been, or are proposed to be, issued by the Trustee as
                         trustee of a Rated Fund, any Interest Hedge or
                         Enhancement for the benefit of the Rated Fund shall be
                         entered into by the Trustee prior to or on the Bond
                         Issue Date in relation to those Bonds provided that:

                         (i)         the Trustee may, on the prior written
                                     direction of the Manager, enter into a new
                                     Interest Hedge or Enhancement as trustee of
                                     a Rated Fund after a Bond Issue Date, if
                                     and only if, the Trustee receives a
                                     certificate from the Manager that the
                                     Manager is satisfied that the then rating
                                     of those Bonds by a Designated Rating
                                     Agency will not be downgraded as a result
                                     of the entering into of such Interest Hedge
                                     or Enhancement; and

                         (ii)        the Trustee may, on the prior written
                                     direction of the

                                      49.

                                     Manager, substitute a new Interest Hedge or
                                     a new Enhancement for any existing Interest
                                     Hedge or Enhancement entered into in
                                     accordance with this clause 10.8 where it
                                     has previously issued Bonds as trustee of a
                                     Rated Fund, if and only if, the Trustee
                                     receives a certificate from the Manager
                                     that the Manager considers the same to be
                                     in the interests of that Rated Fund and the
                                     then rating of those Bonds by the
                                     Designated Rating Agency will not be
                                     downgraded as a result of such
                                     substitution.

             (d)         (DOWNGRADING OF PARTIES): If a person providing an
                         Interest Hedge or Enhancement to the Trustee as trustee
                         of a Rated Fund ceases to have a Designated Rating (if
                         the corresponding Designated Rating Agency requires it
                         to have a Designated Rating) and the Designated Rating
                         Agency has downgraded, or has indicated that it
                         proposes to downgrade, its rating of the Bonds, the
                         Trustee shall, if required by the Manager, enter into
                         any substitute or additional Interest Hedge or
                         Enhancement identified by the Manager, and on such
                         terms required by the Manager (subject to this Deed),
                         to maintain the rating of the Bonds as it stood prior
                         to such downgrading or proposed downgrading of the
                         rating of the Bonds.

             (e)         (NO OBLIGATION TO HAVE HEDGES AND ENHANCEMENTS):
                         Nothing in this clause or elsewhere contained in this
                         Deed shall be construed as requiring that any given
                         Fund has the benefit of an Interest Hedge or
                         Enhancement.

10.9         SUBSTITUTION OF MORTGAGES IN A FUND

             (a)         (POWER TO SUBSTITUTE MORTGAGES): The Trustee shall be
                         entitled to substitute a Mortgage held by it as trustee
                         of a Fund where the Mortgage is in default or an event
                         of default (howsoever described thereunder) has
                         occurred and is continuing or to substitute a mortgage
                         held by it as trustee of a Fund where it transpires
                         that the mortgage was not a Mortgage for the purposes
                         of this Deed at the time of its acquisition by the
                         Trustee as trustee of the Fund (such Mortgage and
                         mortgage are hereinafter referred to as the "OUTGOING
                         MORTGAGE") with another Mortgage or Mortgages owned by
                         a Mortgage Manager (such Mortgage or Mortgages are
                         hereinafter referred to as the "SUBSTITUTE MORTGAGE")
                         by transferring the Outgoing Mortgage to, and acquiring
                         the Substitute Mortgage from, the Mortgage Manager if:

                                      50.

                         (i)         (MORTGAGE TRANSFER PROPOSAL): the Trustee
                                     receives from the Manager a completed
                                     Mortgage Transfer Proposal in relation to
                                     the Outgoing Mortgage and the Substitute
                                     Mortgage no later than two Banking Days
                                     prior to the date referred to in the
                                     Mortgage Transfer Proposal for the
                                     substitution of the Outgoing Mortgage with
                                     the Substitute Mortgage (the "TRANSFER
                                     DATE");

                         (ii)        (MORTGAGES HAVE SAME MINIMUM
                                     CHARACTERISTICS): the Trustee is satisfied,
                                     or has previously been satisfied under a
                                     Mortgage Origination and Management
                                     Agreement, that the Substitute Mortgage is
                                     a Mortgage for the purposes of this Deed as
                                     at the Transfer Date and that the rate of
                                     interest and the then Outstanding Principal
                                     Balance of the Substitute Mortgage is, or
                                     will be, the same, or not less than, as for
                                     the Outgoing Mortgage as at the Transfer
                                     Date; and

                         (iii)       (ENHANCEMENTS AND INTEREST HEDGES): prior
                                     to or on Transfer Date the Trustee obtains,
                                     or enters into arrangements to obtain with
                                     effect from the Transfer Date, as trustee
                                     of the Fund the benefit of the Enhancements
                                     and Interest Hedges (if any) referred to in
                                     the Mortgage Transfer Proposal.

             (b)         (SUBSTITUTION OF MORTGAGES): If the requirements of
                         sub-clause (a) are satisfied then the Outgoing Mortgage
                         shall be transferred to, and the Substitute Mortgage
                         shall be acquired from, the Mortgage Manager on the
                         Transfer Date in accordance with the corresponding
                         Mortgage Origination and Management Agreement.

             (c)         (ACTION AFTER TRANSFER DATE): As soon as practicable
                         after a Transfer Date the Trustee shall record in the
                         Register that the Outgoing Mortgage has been
                         transferred to the Mortgage Manager and that the
                         Substitute Mortgage is held by the Trustee as trustee
                         of the Fund. The provisions of clauses 7.14 and 7.15
                         shall be incorporated into this clause, mutatis
                         mutandis, in relation to the Outgoing Mortgage and the
                         Substitute Mortgage (to the extent permitted by the
                         corresponding Mortgage Origination and Management
                         Agreement).

                                      51.

10.10        AUTHORISED TRUSTEE INVESTMENTS

             The Trustee shall not invest any moneys of a Fund in any Authorised
             Investment which prejudices the qualification of Bonds in that Fund as an Authorised Trustee Investment in a given Australian
             Jurisdiction if the Manager has indicated in writing to the Trustee that the Bonds are, or are proposed to be, an Authorised Trustee
             Investment of that Australian Jurisdiction or any information memorandum or prospectus in relation to such Bonds indicates that the Bonds are, or are proposed to be, an Authorised Trustee
             Investment of that Australian Jurisdiction.

10.11        LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

             Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any instrument, enter into any agreement or incur any obligation in connection with a Fund (including, without limitation, in connection with Enhancements, Interest Hedges,
             Committed Bond Subscription Agreements or Assets) unless its personal liability in connection with the instrument, agreement or obligation is limited in a manner consistent with clause 26.16.

10.12        MONEYS PAYABLE TO TRUSTEE

             Subject to this Deed, the Manager and the Trustee shall ensure that any agreements entered into in relation to the Funds contain a provision to the effect that any moneys belonging to the Funds thereunder shall be paid to the Trustee or to an account, or
             Authorised Investment, in the name of the Trustee.

10.13        SEGREGATION OF ASSETS OF A FUND

             Subject to this Deed the Trustee shall ensure that no money or other Assets of a Fund are co-mingled with the money or other
             Assets of another Fund.

10.14        ASSETS OF FUNDS

             The Assets of a Fund shall not be available to meet any liability of, or principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors in relation to any Fund other than the Fund of which those Assets form a part.

                                      52.

10.15        LIABILITIES OF A FUND

             Any liabilities to the extent that they relate to a Fund and principal amounts outstanding to Bondholders and providers of
             Enhancements or Interest Hedges or other Creditors to the extent that they relate to a Fund, shall not be aggregated with any liabilities, and principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors, to the extent that they relate to any other Fund or off-set against the Assets of any Fund other than the Fund of which those
             liabilities and principal amounts form a part or to which they relate.

10.16        MIXTURE OF ASSETS

             Subject to clause 19.11 the Trustee shall account for the Assets included in each Fund separately from the Assets included in all other Funds and shall keep the liabilities of, and principal amounts outstanding to Bondholders and providers of Enhancements or
             Interest Hedges or other Creditors in relation to each Fund separate and apart from the liabilities of, and principal amounts outstanding to Bondholders and providers of Enhancements or
             Interest Hedges or other Creditors in relation to all other Funds but may where necessary in consultation with the Manager make a fair apportionment between Funds of any Asset coming into the hands of the Trustee which belongs to one or more Fund or of any liability which relates to one or more Fund.

11.          ORIGINATION AND MANAGEMENT OF MORTGAGES

11.1         POWER TO ENTER INTO MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS

             The Trustee and the Manager may together enter into one or more
             Mortgage Origination and Management Agreements on such terms and conditions as the Manager thinks fit and that are acceptable to the
             Trustee (acting reasonably).

11.2         APPOINTMENT OF A MORTGAGE MANAGER

             A Mortgage Manager in performing its duties and obligations and exercising its discretion under a Mortgage Origination and
             Management Agreement shall not be acting as a delegate or agent of either the Trustee or the Manager unless expressly provided otherwise in relation to the duty, obligation or discretion by the terms of the Mortgage Origination and Management Agreement.

                                      53.

11.3         MORTGAGES TO BE ORIGINATED ETC.

             All Mortgages shall be entered into, managed and enforced in accordance with the provisions of the Mortgage Origination and
             Management Agreement, and any Interest Hedges and Enhancements,
             relating to the same.

11.4         ENFORCEMENT OF RIGHTS

             Each of the Trustee and the Manager shall exercise any rights arising against a Mortgage Manager that it has as a result of a material breach by the Mortgage Manager of its obligations under a
             Mortgage Origination and Management Agreement (and of which the
             Trustee or the Manager respectively is actually aware) in a manner, and to the extent, that is consistent with their obligations and duties hereunder and that is in the interests of the Funds and the
             Bondholders in relation to the Funds.

11.5         MANAGER WILL ACT AS MORTGAGE MANAGER

             If the appointment of a Mortgage Manager is terminated under a
             Mortgage Origination and Management Agreement, the Manager shall perform the role of mortgage manager in relation to the
             corresponding Mortgages pending the appointment of a replacement
             Mortgage Manager.

12.          THE MANAGER

12.1         APPOINTMENT OF MANAGER

             The Manager is hereby appointed, and agrees to act, as the manager of the Funds upon and subject to the terms of this Deed.

12.2         COMPLETE POWERS OF MANAGEMENT

             The Manager shall carry out and perform the duties and obligations on its part contained in this Deed and, subject to the provisions of a Mortgage Origination and Management Agreement, shall have full and complete powers of management of the Fund, including without limiting the generality of the foregoing:

             (a)         (ASSETS AND LIABILITIES): the administration and
                         servicing of the Assets, borrowings and other
                         liabilities of the Funds; and

                                      54.

             (b)         (DAY TO DAY OPERATION): the conduct of the day to day
                         operation of the Funds.

12.3         MANAGER TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS

             The Manager shall, in respect of each Fund, act in the interests of the Beneficiaries and the Bondholders in relation to that Fund on, and subject to, the terms and conditions of this Deed.

12.4         MANAGER TO ASSIST TRUSTEE

             The Manager shall take such action as is consistent with its powers under this Deed to assist the Trustee to perform its obligations under this Deed.

12.5         MANAGER'S POWER TO DELEGATE

             Without in any way affecting the generality of the foregoing the
             Manager may in carrying out and performing its duties and
             obligations contained herein:

             (a)         (DELEGATE TO EMPLOYEES): delegate to any of its
                         officers and employees all acts, matters and things
                         (whether or not requiring or involving the Manager's
                         judgment or discretion);

             (b)         (APPOINT ATTORNEYS): by power of attorney appoint any
                         person to be its attorney or agent for such purposes
                         and with such powers authorities and discretions (not
                         exceeding those vested in the Manager) as the Manager
                         thinks fit with power, if the Manager thinks fit, for
                         the attorney or agent to sub-delegate any such powers,
                         authorities or discretions and also to authorise the
                         issue in the name of the Manager of documents bearing
                         facsimile signatures of the Manager or of the attorney
                         or agent either with or without proper manuscript
                         signatures of their officers thereon and the Manager in
                         any such power of attorney, and the attorney or agent
                         by the terms of any such sub-delegation, may insert
                         such provisions for the protection and convenience of
                         those dealing with any such attorney or agent or
                         sub-delegate as they may think fit; and

             (c)         (APPOINT AGENTS AND SUB-AGENTS): appoint by writing or
                         otherwise any person to be agent or sub-agent of the
                         Manager as the Manager may think necessary or proper
                         for such purposes and with such power authorities and
                         discretions (not exceeding those vested in the Manager)
                         as the Manager thinks

                                      55.

                         fit and to supersede or suspend any such agent or
                         sub-agent for such cause or reason as the Manager may
                         in its sole discretion think sufficient with or
                         without assigning any cause or reason and either
                         absolutely or for such time as it may think proper,

             provided that notwithstanding any delegation or appointment pursuant to the foregoing paragraphs of this clause the Manager shall remain liable for the acts or omissions of any officer, employee, attorney, agent, sub-delegate or sub-agent to whom any delegation has been made or who has been appointed under the foregoing paragraphs of this clause and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, sub-delegate or sub-agent.

12.6         MANAGER'S POWER TO APPOINT ADVISERS

             The Manager may appoint and engage any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Manager to properly exercise its powers and perform its obligations hereunder (except to the extent that such powers and obligations are being performed properly by a Mortgage Manager) and all proper fees, charges and moneys payable to any such persons and all disbursements, expenses, duties and outgoings properly chargeable in respect thereto shall constitute Expenses of the Fund to which they relate.

12.7         MANAGER'S BOOKS AVAILABLE TO TRUSTEE

             To the same extent as if the Trustee were a director of the
             Manager, the Manager will:

             (a)         (PRODUCE BOOKS): make available to the Trustee for
                         inspection all of the books of the Funds maintained by
                         the Manager; and

             (b)         (PROVIDE INFORMATION): give to the Trustee such written
                         or oral information as the Trustee reasonably requires
                         with respect to all matters relating to the Funds.

                                      56.

12.8         MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED

             The Manager will forthwith pay to the Trustee, within one Banking
             Day of receipt, all moneys coming into its hands belonging to the
             Funds or payable to the Funds.

12.9         MANAGER TO KEEP TRUST FUND SEPARATE

             The Manager shall keep any Assets which it may come to hold from time to time separate from any other property belonging to or entrusted to or held by the Manager.

12.10        MANAGER TO PREPARE NOTICES ETC.

             The Manager shall prepare or cause to be prepared all notices and statements which the Trustee is required to serve under any of the provisions of this Deed and shall produce such notices and statements (as the case may be) to the Trustee.

12.11        PRIOR APPROVAL OF CIRCULARS

             The Manager shall submit to the Trustee all circulars, offer letters, notices, reports and the like from the Manager to
             Bondholders, or prospective Bondholders, for the Trustee's consent prior to the issue of the same (unless otherwise waived by the
             Trustee).

12.12        TAXES

             The Manager will direct the Trustee to make all payments (as and when they fall due) out of a Fund to any duly empowered Government
             Agency for Taxes levied upon the Fund or upon the Trustee in its capacity as trustee of the Fund.

12.13        ACQUISITION OR DISPOSAL OF ASSETS AND ENFORCEMENT OF MORTGAGE
             ORIGINATION AND MANAGEMENT AGREEMENTS

             Subject to this Deed and any Mortgage Origination and Management
             Agreement, the Manager shall ensure that all steps which it thinks are desirable are taken in connection with the investigation or negotiation for the acquisition or disposal of Assets and in relation to the enforcement of each Mortgage Origination and
             Management Agreement.

                                      57.

12.14        MONITOR ENHANCEMENTS AND INTEREST HEDGES

             The Manager shall monitor all Enhancements and Interest Hedges in respect of a Fund and shall properly perform the functions which are necessary for it to perform under those Enhancements and
             Interest Hedges.

12.15        MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

             The Manager acknowledges that in exercising its powers, authorities and discretions vested in it and carrying out and performing its duties and obligations in relation to any Fund or any Asset, whether pursuant to this Deed or any other deed, agreement or other arrangement, neither it nor its delegate has any power to bind the
             Trustee, otherwise than as expressly provided in this Deed or such other deed, agreement or other arrangement.

12.16        MANAGER MUST PERFORM OBLIGATIONS UNDER OTHER TRANSACTION DOCUMENTS

             The Manager shall properly perform the functions which are necessary for it to perform under the other Transaction Documents to which it is a party.

12.17        ADDITIONAL COVENANTS BY MANAGER

             The Manager shall:

             (a)         (ACT HONESTLY): act honestly and in good faith in the
                         performance of its duties and in the exercise of its
                         discretions hereunder;

             (b)         (PRUDENTLY): exercise such diligence and prudence as a
                         prudent man of business would exercise in performing
                         its express functions and in exercising its discretions
                         hereunder, having regard to the interests of the
                         Beneficiaries and the Bondholders;

             (c)         (CONDUCT ITS BUSINESS PROPERLY): use its best
                         endeavours to carry on and conduct its business in so
                         far as it relates to this Deed in a proper and
                         efficient manner; and

             (d)         (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS): do
                         everything and take all such actions which are
                         necessary (including, without limitation, obtaining all
                         such authorisations

                                      58.

                         and approvals as are appropriate) to ensure that it is
                         able to exercise all its powers and remedies and
                         perform all its obligations under this Deed, the
                         Transaction Documents and all other deeds, agreements
                         and other arrangements entered into by the Manager
                         pursuant to this Deed.

13.          MANAGER'S FEE

             In consideration of the Manager performing its function and duties hereunder, it shall be entitled for its own use and benefit to be paid from each Fund the fee, as is, or the method of calculation of which is, specified, and on such dates as are specified, in
             Schedule 9.

14.          RETIREMENT OF MANAGER

14.1         RETIREMENT FOR CAUSE

             The Manager shall retire from the management of the Funds if and when directed to do so by the Trustee in writing, which such direction shall only be given if:

             (a)         (EVENT OF INSOLVENCY): an Event of Insolvency has
                         occurred and is continuing in relation to the Manager;
                         or

             (b)         (MANAGER'S DEFAULT): a Manager's Default has occurred
                         and is continuing.

14.2         TRUSTEE MAY REMOVE RECALCITRANT MANAGER

             In default of the Manager retiring in accordance with clause 14.1 within 30 days of being directed by the Trustee in writing so to do, the Trustee shall thereupon have the right to and shall by deed poll executed by the Trustee remove the Manager from the management of the Funds.

14.3         TRUSTEE APPOINTS REPLACEMENT MANAGER

             On the retirement or removal of the Manager under clauses 14.1 or
             14.2, the Trustee shall be entitled to appoint some other
             corporation to be the Manager of the Funds and until such
             appointment is complete the Trustee shall, subject to this Deed and to any approval required by law, act as Manager and shall be entitled to the Manager's remuneration hereunder.

                                      59.

14.4         VOLUNTARY RETIREMENT

             The Manager may only voluntarily retire from the management of the
             Funds if:

             (a)         (WILL CEASE BUSINESS AS TRUST MANAGER): it proposes to
                         cease to carry on business as a trust manager;

             (b)         (NOTICE): it gives to the Trustee three months' notice
                         in writing (or such lesser period of notice as the
                         Manager and the Trustee agree) of its intention to
                         retire; and

             (c)         (NEW MANAGER ACCEPTABLE TO TRUSTEE): it selects as a
                         new Manager of the Funds a corporation which is
                         acceptable to the Trustee and which enters into the
                         deed referred to in clause 14.6 and such other
                         documents as are necessary for it to assume the
                         obligations, duties, rights and entitlements of the
                         outgoing Manager under the then Transaction Documents.

14.5         RELEASE OF OUTGOING MANAGER

             Upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Manager hereunder at the date thereof, the outgoing Manager shall be released from all further obligations hereunder provided always that no release under this clause 14.5 shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing
             Manager or its officers, employees, agents or delegates.

14.6         NEW MANAGER TO EXECUTE DEED

             A new Manager shall execute a deed in such form as the Trustee may require whereby the new Manager shall undertake to the Trustee, the
             Beneficiaries and the Bondholders jointly and severally to be bound by all the covenants on the part of the Manager hereunder from the date thereof on the same terms as herein contained and from such date the outgoing Manager shall be absolved and released from complying with all such covenants. The new Manager shall and may thereafter exercise all the powers and enjoy all the rights and shall be subject to all the duties and obligations of the Manager hereunder as fully as though the new Manager had been originally named as a party hereto.

                                      60.

14.7         SETTLEMENT AND DISCHARGE

             The Trustee shall settle with the outgoing Manager the amount of any sums payable by the outgoing Manager to the Trustee or by the
             Trustee to the outgoing Manager and shall give to or accept from the outgoing Manager a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Manager, the new Manager, the Beneficiaries and the
             Bondholders.

14.8         MANAGER'S ENTITLEMENTS ON RETIREMENT/REMOVAL

             Notwithstanding the Manager's retirement or removal it shall retain its entitlement to the Manager's Fee provided always that the
             Manager's Fee shall be payable subject to the following:

             (a)         (CALCULATION DATE): the Fee Payment Date shall be the
                         date of retirement or, in the case of removal, the date
                         of the Manager's Default leading to removal provided
                         that if such date is earlier than the then most recent
                         Fee Payment Date, the Manager shall not be required to
                         repay or reimburse any part of the Manager's Fee paid
                         on that or any earlier Fee Payment Date;

             (b)         (PAYMENT): the payment of the Manager's Fee shall be
                         made at such time as it would have occurred in the
                         usual course if the retirement or removal had not
                         occurred;

             (c)         (SET-OFF): the payment shall be reduced by any
                         indebtedness and/or liability which the Trustee
                         reasonably considers has arisen or may arise and for
                         which the Manager is liable under the provisions of
                         this Deed; and

             (d)         (PERFORMANCE OF MATERIAL OBLIGATIONS): the Manager's
                         Fee shall become due and payable only when the Trustee
                         considers the Manager has satisfied all of its material
                         obligations imposed by this Deed or the responsibility
                         for performing any outstanding material obligations has
                         been assumed by a new Manager.

                                      61.

14.9         DELIVERY OF BOOKS, DOCUMENTS, ETC.

             Upon the retirement or removal of the Manager in accordance with the provisions of this clause 14 the outgoing Manager shall forthwith deliver to the new Manager appointed in respect of any
             Fund or the Trustee if it is acting as Manager the Data Base and all other books, documents, records and property whatsoever relating to the Funds. The costs and expenses of this incurred by the new Manager (but not the outgoing Manager) are to be paid out of the relevant Fund. The outgoing Manager shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trustee and the new Manager shall produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the outgoing Manager.

14.10        NOTICE TO BONDHOLDERS OF NEW MANAGER

             On a new Manager being appointed under this clause 14, the new
             Manager shall as soon as practicable thereafter give notice thereof to the Bondholders.

15.          TRUSTEE'S POWERS

15.1         GENERAL POWER

             Subject to the provisions of this Deed, the Trustee shall have all the rights, powers and discretions over and in respect of the
             Assets of the Funds which it could exercise if it were the absolute and beneficial owner of such Assets.

15.2         SPECIFIC POWERS

             Without in any way affecting the generality of the foregoing or the other provisions of this Deed, but subject to the Trustee's obligations under, and the provisions of, this Deed, the Trustee shall have the following powers (which shall be construed as separate and independent powers of the Trustee):

             (a)         (ENTER INTO MORTGAGES): to enter into, purchase and
                         acquire Loans upon the security of Mortgages and
                         Related Securities;

             (b)         (DEAL IN OTHER AUTHORISED INVESTMENTS): to make,
                         purchase, acquire or dispose of any other Authorised
                         Investment for cash or upon terms;

                                      62.

             (c)         (FEES AND EXPENSES): to pay all Expenses which were
                         properly incurred in respect of a Fund;

             (d)         (ADVISERS): to engage, and to incur reasonable expenses
                         in relation to, any valuers, solicitors, barristers,
                         accountants, surveyors, property advisers, real estate
                         agents, contractors, qualified advisers, and such other
                         persons as may be necessary, usual or desirable for the
                         purpose of enabling the Trustee to be fully and
                         properly advised and informed in order that it may
                         properly exercise its powers and perform its
                         obligations hereunder;

             (e)         (EXECUTE PROXIES, ETC.): to execute all such proxies
                         and other instruments as may be necessary or desirable
                         to enable the Trustee, or any officer, delegate or
                         agent of the Trustee to exercise any power, discretion
                         or right of the Trustee as the Trustee shall in its
                         absolute discretion see fit;

             (f)         (DEALINGS OVER MORTGAGED LAND): to consent to any
                         mortgage, lease and/or sub-lease of or dealing with the
                         Land over which a Mortgage is held provided that, in
                         the case of any such mortgage, the Mortgage held by the
                         relevant Fund is not prejudiced by or ranks or will
                         rank in priority to any dealing for which consent is
                         sought;

             (g)         (DISCHARGE MORTGAGES): to grant any form of discharge
                         or release or partial discharge or release of any Loan,
                         Mortgage or Related Securities where same is in the
                         opinion of the Trustee not prejudicial to the relevant
                         Fund (and, without limitation, will not have the effect
                         of removing a Mortgage from the coverage of any
                         Enhancement prior to the receipt of all moneys owing or
                         which may become owing under the Mortgage) and to
                         execute all deeds or other documents as shall be
                         necessary or incidental thereto and to deal with
                         certificates of title or other indicia of title as the
                         Trustee sees fit in relation thereto;

             (h)         (POWERS OF MORTGAGEE): to exercise any power of sale
                         arising on default under any Mortgage, Loan or Related
                         Security or any other right or remedy accruing in
                         respect of any Fund in relation to any Asset, Interest
                         Hedge, Enhancement or other Transaction Document and to
                         exercise all customary powers authorities and
                         discretions following upon the exercise of that power,
                         right or remedy where the Trustee considers that same
                         is in the interests of the relevant

                                      63.

                         Fund;

             (i)         (PROCEEDINGS): to institute, prosecute, defend, settle
                         and compromise legal or administrative proceedings of
                         any nature whatsoever and generally to enforce and
                         pursue its rights pursuant to and in respect of Assets;

             (j)         (WAIVERS): wherever it thinks it expedient or desirable
                         in the interests of any Fund, to give any waiver, time
                         or indulgence to any person on such terms as it may in
                         its discretion determine;

             (k)         (AUSTRACLEAR): at the written request of the Manager,
                         register Austraclear as the holder of Bonds, and to
                         lodge Bond Registration Confirmations and Marked Bond
                         Transfers with Austraclear, to facilitate transactions
                         through the Austraclear System;

             (l)         (BONDS): to borrow and raise moneys by the issue of
                         Bonds as provided in this Deed;

             (m)         (OTHER BORROWINGS): to otherwise borrow, raise moneys
                         or procure financial accommodation where the Trustee
                         considers the same to be in the interests of the
                         relevant Fund upon such terms and conditions as the
                         Manager thinks fit and that are acceptable to the
                         Trustee (acting reasonably);

             (n)         (TRANSACTION DOCUMENTS): to enter into and perform its
                         obligations under any Security Trust Deed, Mortgage
                         Origination and Management Agreement, Committed Bond
                         Subscription Agreement, Enhancement or Interest Hedge,
                         containing such terms and conditions as the Manager
                         thinks fit and that are acceptable to the Trustee
                         (acting reasonably);

             (o)         (INSURANCE): insure any Asset for amounts, on
                         conditions and for types of insurance determined to be
                         necessary by the Manager;

             (p)         (ATTEND MEETINGS): attend and vote at meetings in
                         accordance with the written directions of the Manager;

             (q)         (INDEMNITY): give an indemnity out of a Fund to such
                         persons and against such expenses and damages as the
                         Manager considers necessary or desirable;

                                      64.

             (r)         (UNDERTAKINGS IN TRANSACTION DOCUMENTS): without
                         limiting the foregoing provisions of this clause 15.2,
                         give any representation, warranty or other undertaking
                         required in respect of an Interest Hedge, Enhancement,
                         or other Transaction Documents, the sale or issue of
                         Bonds or other transaction in any way relating to a
                         Fund as the Manager thinks fit and that are acceptable
                         to the Trustee (acting reasonably, subject to the
                         proviso below) and notwithstanding that the subject
                         matter of such representation, warranty or other
                         undertaking may refer to the Trustee in its personal
                         capacity or otherwise to the Trustee's personal affairs
                         provided that any such representation, warranty or
                         undertaking referring to the Trustee in its personal
                         capacity or to its personal affairs must be acceptable
                         to the Trustee in its absolute discretion; and

             (s)         (INCIDENTAL POWERS): with the written agreement of the
                         Manager, to do all such things incidental to any of the
                         foregoing powers or necessary or convenient to be done
                         for or in connection with any Fund or the Trustee's
                         functions under this Deed.

15.3         POWERS TO BE EXERCISED WITH OTHERS

             The Trustee's rights, powers and discretions under this Deed shall be exercised by such persons, or exercised in conjunction with, with the approval of, or at the discretion of such persons, as contemplated by this Deed or any other Transaction Document.

15.4         DELEGATION TO RELATED BODIES CORPORATE

             In exercising its powers and performing its obligations and duties under this Deed, the Trustee may, with the approval of the Manager and subject always to the covenants on the part of the Trustee contained in this Deed, from time to time by instrument in writing appoint any corporation being, or any two or more corporations each being, a corporation which is a Related Body Corporate of the
             Trustee and which is a trustee company or trustee corporation for the purposes of any of the following:

             (a)         the Trustee Companies Act 1964 (New South Wales);

             (b)         the Trustee Companies Act 1984 (Victoria);

             (c)         the Trustee Companies Act 1968 (Queensland);

                                      65.

             (d)         the Trustee Companies Act 1988 (South Australia);

             (e)         the Trustee Companies Act 1953 (Tasmania);

             (f)         the Trustee Companies Ordinance 1947 (Australian
                         Capital Territory); or

             (g)         the Trustee Companies Act 1987 (Western Australia),

             as its delegate (or, in the case of any appointment of two or more such corporations, as its joint and several delegate) to undertake, perform or discharge any or all of the duties, powers, discretions or other functions of the Trustee under this Deed or otherwise in relation to the Trust.

             The Trustee and/or the corporation (as the case may be) may by the terms of any such appointment insert such provision for the protection and convenience of those dealing with any such
             corporation as the Trustee and/or the corporation thinks fit, provided that the Trustee shall notwithstanding any such
             appointment remain liable for any act or omission of any such corporation as if any such act or omission were an act or omission of the Trustee.

             The Trustee shall be responsible for payment of the fees and expenses of any corporation appointed under this clause.

15.5         DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE

             Without limiting the operation of clause 15.4, the Trustee may, in its absolute discretion, also delegate to the Manager and/or any other person reasonably believed by the Trustee to be competent, any of its trusts, duties, powers and discretions hereunder save and except:

             (a)         (MONEY): the receipt and payment of money;

             (b)         (TITLE DOCUMENTS): the custody of Title Documents
                         (except where held by an Approved Solicitor); and

             (c)         (ENFORCEMENT): any right of enforcement or recovery
                         which the Trustee possesses as trustee of a Fund
                         including any right of action which it may possess in
                         respect of a default under a Mortgage, Loan or Related
                         Security or right of action under an Interest Hedge or
                         Enhancement.

                                      66.

15.6         POWER TO ENFORCE

             The Trustee or any delegate thereof (whether pursuant to clause
             15.4 or otherwise) may only exercise its rights of enforcement, recovery and action referred to in clause 15.5(c) with the prior approval or concurrence of the Manager (other than a right of enforcement, recovery or action against the Manager or any Related
             Body Corporate of the Manager or any other person where the Trustee believes the Manager is in a position where its personal interests in relation to that person conflict with its duties and obligations hereunder).

15.7         TRUSTEE'S POWER TO APPOINT ATTORNEYS AND AGENTS

             The Trustee may in carrying out and performing its duties and obligations contained herein by power of attorney appoint any person to be its attorney or agent for such purposes and with such powers authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit with power, if the Trustee thinks fit, for the attorney or agent to sub-delegate any such powers, authorities or discretions and also to authorise the issue in the name of the Trustee documents bearing facsimile signatures of the Trustee or of the attorney or agent either with or without proper manuscript signatures of their officers thereon and the
             Trustee in any such power of attorney, and the attorney or agent by the terms of any such sub-delegation, may insert such provisions for the protection and convenience of those dealing with any such attorney or agent or sub-delegate as they may think fit.

15.8         GENERALLY UNLIMITED DISCRETION

             Subject to the Trustee duly observing its duties, covenants and obligations under this Deed and any other Transaction Document, the
             Trustee has absolute discretion as to the exercise or non-exercise of the trusts, powers, authorities and discretions vested in it by this Deed.

16.          TRUSTEE'S COVENANTS

16.1         GENERAL

             The provisions contained in this clause 16 shall be for the benefit of the Manager, the Beneficiaries and the Bondholders jointly and severally.

                                      67.

16.2         TO ACT CONTINUOUSLY AS TRUSTEE

             The Trustee shall act continuously as trustee of each Fund until the Fund is terminated as herein provided or the Trustee has retired or been removed from office in the manner herein provided.

16.3         TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

             The Trustee shall:

             (a)         (ACT HONESTLY): act honestly and in good faith in the
                         performance of its duties and in the exercise of its
                         discretions hereunder;

             (b)         (PRUDENTLY): exercise such diligence and prudence as a
                         prudent man of business would exercise in performing
                         its express functions and in exercising its discretions
                         hereunder, having regard to the interests of the
                         Beneficiaries and the Bondholders;

             (c)         (CONDUCT ITS BUSINESS PROPERLY): use its best
                         endeavours to carry on and conduct its business in so
                         far as it relates to this Deed in a proper and
                         efficient manner; and

             (d)         (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS): do
                         everything and take all such actions which are
                         necessary (including, without limitation, obtaining all
                         such authorisations and approvals as are appropriate)
                         to ensure that it is able to exercise all its powers
                         and remedies and perform all its obligations under this
                         Deed, the Transaction Documents and all other deeds,
                         agreements and other arrangements entered into by the
                         Trustee pursuant to this Deed.

16.4         NO DISPOSITIONS OF ASSETS EXCEPT IN ACCORDANCE WITH TRUST DEED

             Except as provided in this Deed or any Mortgage Origination and
             Management Agreement, the Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

                                      68.

16.5         INDEMNITY RE ACTS OF TRUSTEE'S DELEGATES

             The Trustee hereby covenants that its officers, employees, agents and delegates shall duly observe and perform the covenants and obligations of this Deed in the same manner as is required of the
             Trustee, and hereby agrees to indemnify the Manager for its own benefit or for the benefit of the Funds (as the occasion may require) against any loss or damage that the Funds, the Manager, the Beneficiaries and the Bondholders incur or sustain in
             connection with, or arising out of, any breach or default by such officers, employees, agents, delegates and persons in the
             observance or performance of any such covenant or obligation, to the extent that the Trustee would have been liable if that breach or default had been the Trustee's own act or omission.

16.6         FORWARD NOTICES ETC. TO MANAGER

             The Trustee shall without delay forward to the Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Fund.

16.7         TRUSTEE WILL IMPLEMENT MANAGER'S DIRECTIONS

             Subject to this Deed and any other Transaction Document to which it is a party, the Trustee will act upon all directions given to it by the Manager in accordance with the terms of this Deed.

16.8         CUSTODIAN

             The Trustee may lodge all documents of title to or evidencing
             Assets in its vault or, with the prior consent of the Manager, in the vault of a recognised custodian or sub-custodian, on behalf of the Trustee or with Austraclear or another recognised clearing system to the order of the Trustee or of a custodian or
             sub-custodian on behalf of the Trustee.

16.9         PERFORM TRANSACTION DOCUMENTS

             The Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of a Fund.

                                      69.

17.          TRUSTEE'S FEES AND EXPENSES

17.1         TRUSTEE'S FEE

             In consideration of the Trustee performing its functions and duties hereunder, the Trustee shall be entitled for its own use and benefit to deduct from each Fund such fee as is, or the method of calculation of which is, agreed in writing from time to time between the Trustee and the Manager. Such fee shall be determined for a Fund on or prior to the first Bond Issue Date for that Fund and shall apply for the duration of the Fund.

17.2         REIMBURSEMENT OF EXPENSES

             In addition to the Trustee's remuneration pursuant to clause 17.1, the Trustee shall pay, or be reimbursed, from a Fund all Expenses that relate to the Fund.

17.3         SEGREGATION OF FUND EXPENSES

             The Trustee shall segregate, and apply, all Expenses to the Fund to which they relate.

18.          RETIREMENT OF TRUSTEE

18.1         RETIREMENT FOR CAUSE

             The Trustee shall retire as trustee of the Funds if and when directed to do so by the Manager in writing, which such direction shall only be given if:

             (a)         (EVENT OF INSOLVENCY): an Event of Insolvency has
                         occurred and is continuing in relation to the Trustee;

             (b)         (TRUSTEE'S DEFAULT): a Trustee's Default has occurred
                         and is continuing; or

             (c)         (CHANGE IN CONTROL OF THE TRUSTEE): effective control
                         of the Trustee alters from that subsisting as at the
                         date hereof.

                                      70.

18.2         MANAGER MAY REMOVE RECALCITRANT TRUSTEE

             In default of the Trustee retiring as aforesaid within 30 days of being directed by the Manager in writing so to do the Manager shall thereupon have the right to and shall by deed poll executed by the
             Manager remove the Trustee from its office as trustee of the Funds.

18.3         MANAGER APPOINTS REPLACEMENT

             On the retirement or removal of the Trustee under clause 18.1 or
             18.2 the Manager shall be entitled to appoint in writing some other statutory trustee to be the Trustee hereunder. Until the
             appointment is completed the Manager shall act as Trustee.

18.4         VOLUNTARY RETIREMENT FOR CAUSE

             The Trustee may only voluntarily retire as trustee of the Funds if paragraphs (a) and (b) below are satisfied:

             (a)         (NOTICE): the Trustee gives the Manager 3 months'
                         written notice of its intention to retire; and

             (b)         (NEW TRUSTEE ACCEPTABLE TO MANAGER): the Trustee
                         selects as a new Trustee of the Funds a statutory
                         trustee whose identity is acceptable to the Manager
                         (acting reasonably) and which enters into the deed
                         referred to in clause 18.7 and such other documents as
                         are necessary for it to assume the obligations, duties,
                         rights and entitlements of the outgoing Trustee under
                         the then Transaction Documents.

18.5         FUNDS TO BE VESTED IN NEW TRUSTEE

             The Trustee shall, on retirement or removal, vest the Funds or cause these to be vested, in such new Trustee.

18.6         RELEASE OF OUTGOING TRUSTEE

             Upon retirement or removal and provided there has been payment to the Manager or the new Trustee (as the case may be) of all sums due to it by the outgoing Trustee hereunder at the date thereof, the outgoing Trustee shall be released from all further obligations hereunder provided always that no release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents or delegates.

                                      71.

18.7         NEW TRUSTEE TO EXECUTE DEED

             The corporation so appointed as the new Trustee shall execute a deed in such form as the Manager may require whereby such
             corporation shall undertake to the Manager (such undertaking to enure for the benefit of the Manager, the Beneficiaries and the
             Bondholders jointly and severally) all the obligations of the outgoing Trustee hereunder from the date thereof and on the same terms as herein contained. The new Trustee shall and may thereafter exercise all the powers and enjoy all the rights and from the date thereof shall be subject to all duties and obligations of the
             Trustee hereunder as fully as though such new Trustee had been originally named as a party hereto. The new Trustee in such deed shall indemnify the outgoing Trustee for the amount of all Bonds issued in the name of the outgoing Trustee and maturing on or after the date of the retirement or removal of the outgoing Trustee and for all other liabilities and expenses incurred by the outgoing
             Trustee for which it is entitled to be indemnified out of the Funds and which have not been recouped by it, provided that the liability of the new Trustee under such indemnity shall be limited to the same extent provided for in clause 26.16 and any payment shall rank in the same priority pursuant to clause 22 as the corresponding liability for which the outgoing Trustee claims such
             indemnification.

18.8         MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

             The Manager shall be entitled to settle with the outgoing Trustee the amount of any sums payable by the outgoing Trustee to the
             Manager or the new Trustee or by the Manager to the outgoing
             Trustee under the provisions hereof and to give or accept from the outgoing Trustee a discharge in respect thereof and any such agreement or discharge shall (except in the case of any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents and delegates)
             be conclusive and binding upon all persons (including the Manager, the new Trustee, the Beneficiaries and the Bondholders) and in
             particular even though no new Trustee is appointed in its place the
             Manager may make such arrangements as it thinks fit for the discharge of the outgoing Trustee from any existing liability and any liability which might thereafter arise under the provisions hereof and any discharge of the outgoing Trustee in accordance with such arrangements shall (except as aforesaid) be conclusive and binding upon all persons claiming hereunder.

                                      72.

18.9         OUTGOING TRUSTEE TO RETAIN LIEN

             Notwithstanding the retirement or removal of the outgoing Trustee and the indemnity in favour of the Trustee by the new Trustee as contemplated by clause 18.7, the outgoing Trustee will retain a lien over a Fund to meet claims of any Creditors of the Trustee as trustee of the Fund to the extent that the claims of those
             Creditors are not properly and duly satisfied by the incoming
             Trustee.

18.10        DELIVERY OF BOOKS, DOCUMENTS, ETC.

             Upon the retirement or removal of the Trustee in accordance with the provisions of this clause 18 the outgoing Trustee shall forthwith deliver to the new Trustee appointed in respect of any
             Fund or the Manager if it is acting as Trustee the Data Base and all other books, documents, records and property whatsoever relating to the Funds. The costs and expenses of this incurred by the incoming Trustee (but not the outgoing Trustee) are to be paid out of the relevant Fund. The outgoing Trustee shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Manager and the new Trustee shall produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the outgoing Trustee.

18.11        NOTICE TO BONDHOLDERS OF NEW TRUSTEE

             On a new Trustee being appointed under this clause 18, the new
             Trustee shall as soon as practicable thereafter give notice thereof to the Bondholders.

19.          BANK ACCOUNTS

19.1         OPENING OF BANK ACCOUNTS

             (a)         (SEPARATE BANK ACCOUNTS FOR EACH FUND): The Trustee
                         shall open a separate account with a Bank in respect of
                         each Fund.

             (b)         (ADDITIONAL BANK ACCOUNTS): The Trustee may open such
                         additional accounts with a Bank in respect of a Fund as
                         it sees fit.

             (c)         (NET INCOME ACCOUNT): In addition to the accounts
                         referred to in paragraphs (a) and (b), the Trustee
                         shall open an account with a Bank in respect of each
                         Origination Fund to be

                                      73.

                         known as the "Net Income Account" of the Origination
                         Fund.

19.2         LOCATION OF BANK ACCOUNTS

             (a)         (CENTRAL BANK ACCOUNT): Unless otherwise directed in
                         writing by the Manager, the central bank account of
                         each Fund (including any Net Income Account) shall be
                         opened and maintained at a branch in New South Wales of
                         a Bank.

             (b)         (INTERSTATE BRANCH BANK ACCOUNTS): The Trustee may, if
                         necessary or desirable for the operation of a Fund,
                         open bank accounts with a branch outside New South
                         Wales of a Bank provided that if such accounts are
                         opened it shall enter into arrangements with the
                         relevant Bank so that as soon as practicable after the
                         receipt of moneys to the credit of such accounts, such
                         moneys are to be transferred to the credit of the
                         central bank accounts of the Fund in New South Wales
                         (subject to a direction to the contrary by the Manager
                         pursuant to clause 19.2(a)).

19.3         NAME OF BANK ACCOUNTS

             Each bank account for a Fund shall be opened by the Trustee in its name as trustee of the Fund with such Bank as the Manager may from time to time select.

19.4         PURPOSE OF BANK ACCOUNTS

             No bank account shall be used for any purpose other than for the relevant Fund in respect of which the account is opened and other than in accordance with this Deed.

19.5         AUTHORISED SIGNATORIES

             The Trustee shall ensure that the only authorised signatories for any bank account are officers or employees of the Trustee or a
             Related Body Corporate of the Trustee.

19.6         MANAGER NOT ENTITLED TO HAVE ACCESS

             The Manager may not deal with any bank account or the moneys in any bank account in any way.

                                      74.

19.7         BANK STATEMENTS AND ACCOUNT INFORMATION

             (a)         (COPIES OF BANK STATEMENTS): The Trustee shall promptly
                         on receipt of a statement in respect of each bank
                         account for a Fund provide a copy thereof to the
                         Manager (and any other person from time to time
                         specified by the Manager) together with such
                         explanations and reconciliations as may from time to
                         time reasonably be required by the Manager (or such
                         other person).

             (b)         (DIRECT ACCESS): The Trustee authorises the Manager
                         (and any other person from time to time specified by
                         the Manager) to obtain direct from a Bank, statements
                         and information in relation to each bank account of a
                         Fund.

19.8         DEPOSITS

             Subject to this Deed and except in respect of business transacted through the Austraclear System, the Trustee shall pay into a bank account of a Fund the following moneys and proceeds:

             (a)         (SUBSCRIPTION MONEYS): all subscription moneys raised
                         in respect of Bonds issued by the Trustee as trustee of
                         the Fund;

             (b)         (PROCEEDS): all proceeds of the Authorised Investments,
                         Enhancements and Interest Hedges in respect of the
                         Fund; and

             (c)         (OTHER MONEYS): all other moneys received by the
                         Trustee in respect of the Fund.

19.9         WITHDRAWALS

             Subject to this Deed, the Trustee shall withdraw funds from a bank account of a Fund and apply the same when necessary for the following outgoings:

             (a)         (AUTHORISED INVESTMENTS): purchasing Authorised
                         Investments in compliance with this Deed and making
                         payments required in connection with Authorised
                         Investments;

             (b)         (PAYMENTS TO BONDHOLDERS ETC.): making payments to the
                         Bondholders or the Beneficiaries in relation to the
                         Fund; and

             (c)         (OTHER PAYMENTS): making payments to itself, the
                         Manager,

                                      75.

                         any Mortgage Manager, Austraclear or any other person
                         of Expenses or other amounts entitled to be paid to or
                         retained for their respective benefit under this Deed
                         or any other Transaction Document.

19.10        ALL TRANSACTIONS THROUGH CENTRAL ACCOUNTS

             (a)         (RECEIPTS AND OUTGOINGS): Unless otherwise directed by
                         the Manager, all moneys and proceeds in relation to a
                         Fund referred to in clause 19.8 shall, subject to
                         clause 19.10(b), be credited to the central bank
                         account of the Fund (whether credited direct to the
                         central account or transferred from an interstate bank
                         account of the Fund) and all outgoings of a Fund
                         referred to in clause 19.9 shall, subject to clause
                         19.10(b), be paid from the central bank account of the
                         Fund (either by direct payment or by transfer to an
                         interstate bank account of the Fund).

             (b)         (BANK CHARGES, ETC.): Any amounts referred to in
                         paragraph (i) of the definition of Expenses in clause
                         1.1 to the extent they relate to an interstate bank
                         account of a Fund may be deducted or withdrawn direct
                         from the interstate bank account.

             (c)         (TRANSFER OF NET INCOME): The credit of the Net Income
                         of an Origination Fund in a Financial Year to the Net
                         Income Account of the Origination Fund pursuant to
                         clause 22.3 shall occur by way of a corresponding debit
                         or withdrawal from the central bank account of the
                         Origination Fund.

19.11        CENTRAL CLEARING ACCOUNT

             The Trustee may maintain an account with a Bank as trustee of the
             Funds as a clearing account for the receipt of proceeds generally under Authorised Investments, Assets, Interest Hedges and
             Enhancements of the Funds (and in this respect the Trustee is hereby empowered and authorised to mix moneys of one Fund with those of another Fund or Funds) provided that as soon as
             practicable after the receipt of proceeds to the clearing account and the identification of the Fund to which the proceeds relate, the Trustee shall issue directions to the Bank to credit such proceeds to the bank account for the Fund to which such proceeds relate.

                                      76.

20.          THE AUDITOR

20.1         AUDITOR MUST BE REGISTERED

             The Auditor of each Fund shall be a firm of chartered accountants some of whose members are Registered Company Auditors.

20.2         APPOINTMENT OF AUDITOR

             The Auditor of each Fund shall be appointed by the Trustee within one month of the creation of that Fund pursuant to this Deed.

20.3         REMOVAL AND RETIREMENT OF AUDITOR

             (a)         (REMOVAL): The Trustee may from time to time remove an
                         Auditor.

             (b)         (RETIREMENT): An Auditor may retire at any time upon
                         giving six months' written notice to the Trustee of its
                         intention to so retire.

20.4         APPOINTMENT OF REPLACEMENT AUDITOR

             Any vacancy in the office of an Auditor occurring under clause 20.3 shall be filled by the Trustee appointing another auditor who complies with this Deed.

20.5         AUDITOR MAY HAVE OTHER OFFICES

             An Auditor may also be the auditor of the Trustee, the Manager, a
             Related Body Corporate of the Trustee or the Manager or of any
             other trust (whether of a similar nature to the Funds or otherwise)
             but a member of the firm appointed as an Auditor may not be an officer, or a partner of an officer or an employee, of the Trustee, the Manager or a Related Body Corporate of the Trustee or the
             Manager.

20.6         ACCESS TO WORKING PAPERS

             Each Auditor shall be appointed on the basis that it will make its working papers and reports available for inspection by the Trustee and the Manager.

                                      77.

20.7         AUDITOR'S REMUNERATION AND COSTS

             The Trustee may pay out of a Fund, or reimburse itself from a Fund, the reasonable remuneration of the Auditor of the Fund and any reasonable expenses of the Auditor of the Fund sustained in the course of the performance of the duties of the Auditor.

20.8         ACCESS TO INFORMATION

             The Auditor of a Fund shall be entitled to require from the Manager and the Trustee, and they shall furnish to the Auditor, such information, accounts and explanations as may be necessary for the performance by the Auditor of its duties hereunder.

21.          ACCOUNTS AND AUDIT

21.1         MANAGER AND TRUSTEE TO KEEP ACCOUNTS

             The Manager and the Trustee shall, having regard to their separate functions, keep or cause to be kept accounting records which provide a true and fair view of all sums of money received and expended by or on behalf of each Fund, the matters in respect of which such receipt and expenditure takes place and of the assets and liabilities of each Fund. The Manager and the Trustee shall furnish each to the other from time to time any information necessary for this purpose.

21.2         MANAGER, TRUSTEE AND AUDITORS MAY INSPECT BOOKS

             The accounting records of each Fund shall be kept at the office of the Trustee or the Manager (as the case may be) or at such other place as the Trustee and the Manager may from time to time agree and shall be open to the inspection of the Manager, the Trustee and the Auditor of the Fund upon reasonable notice and during usual business hours.

21.3         ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED ACCOUNTING
             STANDARDS

             The accounting records of each Fund shall be maintained in accordance with the Approved Accounting Standards and in a manner which will enable true and fair Accounts of the Fund to be prepared and audited in accordance with this Deed.

                                      78.

21.4         PREPARATION OF ANNUAL ACCOUNTS

             The Manager shall cause the preparation of the Accounts for each
             Financial Year of each Fund.

21.5         ANNUAL AUDITED ACCOUNTS

             The Trustee shall require the Auditor to audit the Accounts prepared by the Manager in respect of each Fund.

21.6         DESPATCH & INSPECTION OF AUDITED ACCOUNTS

             (a)         (ORIGINATION FUNDS): The Manager shall despatch a copy
                         of the audited Accounts of an Origination Fund, within
                         60 days of the receipt of the same from the Auditors,
                         to each then Bondholder to the address of the
                         Bondholder then appearing in the Register, accompanied
                         by an annual report prepared by the Manager and
                         containing such information and material that the
                         Manager thinks fit in relation to the activities of the
                         Fund for the Financial Year to which the audited
                         Accounts relate.

             (b)         (GENERALLY): A copy of the audited Accounts of a Fund
                         shall be available for inspection, but not copying, by
                         the Bondholders in relation to the Fund at the offices
                         of the Manager.

21.7         TAX RETURNS

             The Manager shall require the Auditor to prepare and lodge all necessary income tax returns for each Fund.

22.          PAYMENTS

22.1         ORDER OF PAYMENT OF INCOME OF FUNDS

             Subject to:

             (a)         (SECURITY TRUST DEED): the terms of any applicable
                         Security Trust Deed in respect of a Fund;

             (b)         (SUPPLEMENTARY BOND TERMS): the Supplementary Bond
                         Terms of Bonds or a Class of Bonds issued in respect of
                         a Fund; and

                                      79.

             (c)         (ENHANCEMENTS AND INTEREST HEDGES): the terms of any
                         Enhancement or Interest Hedge in respect of a Fund (or
                         any document relating to the provision of any such
                         Security Enhancement or Interest Hedge),

             all income of a Fund shall be applied in the following order:

             (d)         (TAXES): first, in payment of, or in allowance to the
                         extent that the Trustee considers necessary for, all
                         Taxes in respect of the Fund;

             (e)         (TRUSTEE'S FEE AND EXPENSES): secondly, in payment of,
                         or allowance to the extent the Trustee considers
                         necessary for, the Trustee's Fee and any Expenses due
                         or which may become due in respect of that Fund;

             (f)         (INTEREST ON BONDS): thirdly, in payment to the
                         Bondholders in respect of the Fund of their respective
                         Interest Entitlements on each Interest Payment Date;
                         and

             (g)         (NET INCOME TO BENEFICIARIES): fourthly, subject to
                         clause 22.4, in payment to the Beneficiary or
                         Beneficiaries referred to in, and in accordance with,
                         clause 22.3(c).

22.2         ORDER OF PAYMENT OF CAPITAL OF FUNDS

             Subject to:

             (a)         (SECURITY TRUST DEED): the terms of any applicable
                         Security Trust Deed (if any) in respect of a Fund;

             (b)         (SUPPLEMENTARY BOND TERMS): the Supplementary Bond
                         Terms of Bonds or a Class of Bonds issued in respect of
                         a Fund; and

             (c)         (ENHANCEMENTS AND INTEREST HEDGES): the terms of any
                         Enhancements or Interest Hedges in respect of a Fund,

             the capital of a Fund shall be applied as follows:

             (d)         (TAXES):  first, in payment of, or in allowance to the
                         extent the Trustee  considers  necessary for, all
                         Taxes in respect of the Fund to the extent that the
                         same has not been  satisfied  from the income of the
                         Fund;

                                      80.

             (e)         (TRUSTEE'S FEE AND FUND EXPENSES): secondly, in payment
                         of, or in allowance to the extent the Trustee considers
                         necessary for, the Trustee's Fee and any Expenses due
                         or which may become due, to the extent that the same
                         cannot be satisfied from the income of the Fund;

             (f)         (BONDHOLDERS): thirdly, in payment to the Bondholders
                         in relation to the Fund of their respective Principal
                         Entitlements on each Principal Amortisation Date; and

             (g)         (FUNDS BENEFICIARY): fourthly, subject to clause 22.4,
                         on the termination of the Fund, in payment of the
                         balance to the Beneficiary or Beneficiaries referred to
                         in, and in accordance with, clause 22.3(d).

22.3         PAYMENTS TO FUNDS BENEFICIARY

             (a)         (NET INCOME ABSOLUTELY VESTED): The following
                         Beneficiaries of a Fund shall as at the end of each
                         Income Distribution Period of a Fund have an absolute
                         vested interest in the Net Income of the Fund for that
                         Income Distribution Period:

                         (i)         (SECURITISATION FUND): for a Securitisation
                                     Fund, in the Trustee as trustee of the
                                     Origination Fund or Origination Funds which
                                     is or are the Beneficiary or Beneficiaries
                                     (in their respective percentage
                                     entitlements) of the Securitisation Fund;
                                     and

                         (ii)        (ORIGINATION FUNDS): for an Origination
                                     Fund, in the Income Beneficiary.

             (b)         (NET INCOME DUE AS AT CLOSE OF INCOME DISTRIBUTION
                         PERIOD): The Net Income of a Fund for an Income
                         Distribution Period shall, subject to clause 22.4,
                         constitute a debt due by the Trustee as trustee of the
                         Fund to the Beneficiary entitled to the Net Income
                         pursuant to clause 22.3(a) and shall, subject to clause
                         22.4, be payable pursuant to clause 22.3(c).

             (c)         (PAYMENT OF NET INCOME): Subject to clause 22.4, on or
                         prior to each Income Distribution Date for a Fund an
                         amount representing the Net Income of the Fund for the
                         Income Distribution Period then ended shall be paid to
                         the Beneficiaries of that Fund as follows:

                         (i)         (SECURITISATION FUND): for a Securitisation
                                     Fund, the amount shall be transferred from
                                     the central bank

                                      81.

                                     account of the Securitisation Fund to the
                                     central bank account of the Origination
                                     Fund or Origination Funds which is or are
                                     the Beneficiary or Beneficiaries (in
                                     their respective percentage entitlements)
                                     of the Securitisation Fund; and

                         (ii)        (ORIGINATION FUND): for an Origination
                                     Fund, the amount shall first be credited
                                     from the central bank account of the
                                     Origination Fund to the Net Income Account
                                     for the Origination Fund and then paid to
                                     the Income Beneficiary in accordance with
                                     its written instructions from time to time.

             (d)         (RESIDUAL CAPITAL): Upon the termination of a Fund, the
                         surplus capital of the Fund remaining after
                         satisfaction by the Trustee of all its obligations in
                         respect of the Fund shall be paid to the following
                         Beneficiaries:

                         (i)         (SECURITISATION FUND): for a Securitisation
                                     Fund, in relation to the first $100 only,
                                     to the Residual Capital Beneficiary and, in
                                     relation to the balance, to the Trustee as
                                     trustee of the Origination Fund or
                                     Origination Funds which is or are the
                                     Beneficiary or Beneficiaries (in their
                                     respective percentage entitlements) of the
                                     Securitisation Fund; and

                         (ii)        (ORIGINATION FUND): for an Origination
                                     Fund, subject to the Supplementary Bond
                                     Terms of any Bonds in relation to the
                                     Origination Fund, to the Residual Capital
                                     Beneficiary.

22.4         SUBORDINATION OF BENEFICIARY'S ENTITLEMENTS

             No moneys may be paid out of a Fund during a Financial Year to a
             Beneficiary under clause 22.3, whilst there is any amount due, but unpaid, in respect of the Trustee's Fee for the Fund, the Expenses of the Fund or to Bondholders under their Bonds in relation to the
             Fund and before the Trustee is satisfied, after consulting with the
             Manager, that sufficient allowance has been made for the Trustee's
             Fee, the Expenses of the Fund and amounts owing to Bondholders under their Bonds in relation to the Fund, accruing during the
             Financial Year.

                                      82.

22.5         INSUFFICIENT MONEYS

             If after the application of the provisions of clauses 22.1 and 22.2 there is insufficient money available to the Trustee in respect of a Fund to pay the full amount due to Bondholders in the Fund, the deficiency shall, subject to the Supplementary Bond Terms of the
             Bonds or any Class of the Bonds issued in relation to the Fund, be borne by the Bondholders in that Fund in the ratio that the then
             Outstanding Principal Balance of the Bondholder's Bonds bears to the then aggregate Outstanding Principal Balance of all Bonds then on issue in relation to the Fund.

22.6         INCOME OR CAPITAL

             The Manager shall determine whether any amount is of an income or capital nature in accordance with clause 22.7 and, subject only to a contrary determination by the Auditor of the relevant Fund in accordance with clause 22.7, the determination by the Manager shall be final and binding.

22.7         NET INCOME, INCOME AND CAPITAL

             For an Income Distribution Period of a Fund the Manager shall ascertain:

             (a)         the net income of the Fund for that Income Distribution
                         Period in accordance with section 95(1) of the Taxation
                         Act as if that Income Distribution Period was a tax
                         year of the Fund; and

             (b)         the net income of the Fund for that Income Distribution
                         Period in accordance with the Approved Accounting
                         Standards.

             The references in this Deed to "NET INCOME" shall for all purposes of this Deed in relation to that Income Distribution Period and
             Fund, be references to the amount ascertained in accordance with paragraph (a) provided that where the amount ascertained in accordance with paragraph (b) exceeds the amount ascertained in accordance with paragraph (a) for the Income Distribution Period, the references in this Deed to the "NET INCOME" of the Fund for the
             Income Distribution Period shall comprise, in addition to the amount ascertained in accordance with paragraph (a), so much of such excess that the Manager determines to be included in the "Net
             Income" of the Fund for the Income Distribution Period.

             Any references in this Deed to "CAPITAL" or "INCOME" will, for an

                                      83.

             Income Distribution Period of a Fund have a corresponding meaning consistent with the application of the foregoing for that Income
             Distribution Period of the Fund.

22.8         ACTION ON THE TERMINATION OF THE FUND

             Upon the termination of a Fund pursuant to this Deed, the Trustee shall:

             (a)         (WIND UP THE FUND): wind up the Fund and sell and
                         realise the Assets of the Fund and such sale (so far as
                         reasonably practicable and reasonably viable
                         commercially) shall be completed within 180 days after
                         the commencement of the termination of the Fund; and

             (b)         (DISTRIBUTE PROCEEDS): distribute all cash proceeds
                         from the realisation of the Assets of the Fund (subject
                         to clause 22.9) in the order of priority set out in
                         clauses 22.1 and 22.2.

22.9         COSTS OF WINDING UP OF A FUND

             During the winding up of a Fund pursuant to clause 22.8:

             (a)         (TRUSTEE'S FEE): the Trustee shall be entitled to the
                         continued payment of the Trustee's Fee pursuant to
                         clause 17.1;

             (b)         (MANAGER'S FEE): the Manager shall be entitled to
                         continued payment of the Manager's Fee pursuant to
                         clause 13; and

             (c)         (EXPENSES): the Trustee and the Manager shall be
                         entitled to reimbursement for, and the Trustee shall
                         make provision for, all Expenses incurred, made or
                         apprehended in relation to the Fund (which shall for
                         this purpose include, without limiting the generality
                         of the foregoing, all Taxes, costs, charges, expenses,
                         claims and demands incurred, made or apprehended in
                         connection with the winding up of the Fund, including
                         the fees of any agents, solicitors, bankers,
                         accountants or other persons who the Trustee or the
                         Manager may employ in connection with the winding up of
                         the Fund).

                                      84.

23.          THE REGISTER

23.1         DETAILS TO BE KEPT ON THE REGISTER

             The Trustee shall keep a register on which shall be entered the following information in respect of each Fund:

             (a)         (NAME): the name of the Fund;

             (b)         (CREATION): the date of the creation of the Fund;

             (c)         (AUTHORISED INVESTMENTS): the Authorised Investments
                         and other Assets of the Fund, entered into the Register
                         on an individual basis;

             (d)         (BOND ISSUE DATES): the Bond Issue Dates for Bonds
                         issued in relation to the Fund;

             (e)         (AMOUNT): the amount and Face Value of Bonds issued on
                         each such Bond Issue Date;

             (f)         (SUPPLEMENTARY BOND TERMS): the Supplementary Bond
                         Terms, and Classes, for all such Bonds;

             (g)         (DETAILS OF BONDHOLDERS): the name and address of each
                         holder of Bonds;

             (h)         (NUMBER OF BONDS): the number of Bonds held by each
                         Bondholder;

             (i)         (BOND REGISTRATION CONFIRMATION): the serial number of
                         each Bond Registration Confirmation issued to each
                         Bondholder;

             (j)         (DATE OF ENTRY): the date on which a person was entered
                         as the holder of Bonds;

             (k)         (DATE OF CESSATION): the date on which a person ceased
                         to be a Bondholder;

             (l)         (ACCOUNT): the account to which any payments due to a
                         Bondholder are to be made (if applicable);

             (m)         (PAYMENTS): a record of each payment in respect of the
                         Bonds in relation to the Fund (including the then
                         Outstanding

                                      85.

                         Principal Balance on the Bonds); and

             (n)         (ADDITIONAL INFORMATION): such other information as the
                         Trustee considers necessary or desirable or as the
                         Manager reasonably requires.

23.2         PLACE OF KEEPING REGISTER, COPIES AND ACCESS

             The Register shall be:

             (a)         (PLACE KEPT): kept at the Trustee's principal office in
                         Sydney or at such place as the Trustee may, from time
                         to time, nominate;

             (b)         (ACCESS TO MANAGER AND AUDITOR): open to the Manager
                         and the Auditor of the Fund to which it relates to
                         inspect during normal business hours;

             (c)         (INSPECTION BY BONDHOLDERS): open for inspection by a
                         Bondholder during normal business hours but only in
                         respect of information relating to that Bondholder; and

             (d)         (NOT FOR COPYING): not available to be copied by any
                         person (other than the Manager) except in compliance
                         with such terms and conditions (if any) as the Manager
                         and Trustee in their absolute discretion nominate from
                         time to time.

23.3         BRANCH REGISTERS

             (a)         (OPENING): The Trustee shall if requested by the
                         Manager establish and maintain a branch register or
                         registers (each severally a "BRANCH REGISTER") on which
                         shall be entered the names of those Bondholders who
                         request that their names, and the Bonds held by them,
                         shall be so recorded, the Bonds in respect of which the
                         request is made, the date on which the name of any
                         Bondholder was entered on such Branch Register and any
                         other details considered necessary or desirable by the
                         Trustee or the Manager. The name of such Bondholder and
                         details regarding such Bonds shall be removed from any
                         Register other than such Branch Register.

             (b)         (DESIGNATION): Every Branch Register shall be
                         designated as the Branch Register for the place where
                         it is established.

             (c)         (POWER TO DISCONTINUE): The Trustee shall have the
                         power

                                      86.

                         to discontinue a Branch Register and thereupon all
                         entries thereon shall be transferred to some other
                         Branch Register or to the Register.

             (d)         (REGISTER PROVISIONS APPLY TO THE BRANCH REGISTER):
                         Except where otherwise expressly stated herein, every
                         reference in this Deed to the "Register" shall include
                         every Branch Register, unless it appears from the
                         context that a particular Register or Branch Register
                         is referred to, in which case the reference shall be to
                         the Register or Branch Register, as the case may be, on
                         which the Bonds in question are registered.

             (e)         (DETAILS ON BRANCH REGISTER): The provisions of clauses
                         23.1 and 23.2 shall apply to every Branch Register.

             (f)         (TRANSFER FROM BRANCH REGISTER): Bonds registered on a
                         Branch Register may, at the request of a Bondholder and
                         with the consent of the Trustee, be transferred to
                         another Branch Register or to the Register.

23.4         DETAILS ON REGISTER CONCLUSIVE

             (a)         (RELIANCE ON REGISTER): The Trustee shall be entitled
                         to rely on the Register as being a correct, complete
                         and conclusive record of the matters set out therein at
                         any time and whether or not the information shown in
                         the Register is inconsistent with any other document,
                         matter or thing.

             (b)         (NO TRUSTS ETC.): The Trustee shall not be obliged to
                         enter on the Register notice of any trust, Security
                         Interest or other interest whatsoever in respect of any
                         Bonds and the Trustee shall be entitled to recognise a
                         Bondholder as the absolute owner of Bonds and the
                         Trustee shall not be bound or affected by any trust
                         affecting the ownership of any Bonds unless ordered by
                         a court or required by statute.

23.5         CLOSING OF REGISTER

             (a)         (IN NORMAL COURSE): The Trustee may with prior notice
                         to the relevant Bondholders close the Register for
                         periods not exceeding 30 Banking Days (or such other
                         period agreed between the Trustee and the Manager) in
                         aggregate in any calendar year (which such period shall
                         include the period that the Register is closed pursuant
                         to clause 23.5(b)).

                                      87.

             (b)         (DETERMINING ENTITLEMENTS): Subject to clause 23.5(a),
                         the Register shall be closed by the Trustee for the
                         purpose of determining the Interest Entitlement and
                         Principal Entitlement of Bondholders during the period
                         commencing from the close of business on the day which
                         is 5 clear Banking Days (or such other period agreed
                         between the Trustee and the Manager) prior to, and
                         ending on the commencement of business on the Banking
                         Day immediately after, each Interest Payment Date and
                         each Principal Amortisation Date respectively of their
                         Bonds.

             (c)         (SUPPLEMENTARY BOND TERMS): The Supplementary Bond
                         Terms may specify that the Register in relation to the
                         corresponding Bonds will be closed for a period greater
                         than referred to in clause 23.5(a) or in such other
                         circumstances than referred to in clause 23.5(b).

23.6         ALTERATION OF DETAILS ON REGISTER

             Upon the Trustee being notified of any change of name or address or payment or other details of a Bondholder by the Bondholder, the
             Trustee shall alter the Register accordingly.

23.7         RECTIFICATION OF REGISTER

             If:

             (a)         an entry is omitted from the Register;

             (b)         an entry is made in the Register otherwise than in
                         accordance with this Deed;

             (c)         an entry wrongly exists in the Register;

             (d)         there is an error or defect in any entry in the
                         Register; or

             (e)         default is made or unnecessary delay takes place in
                         entering in the Register that any person has ceased to
                         be the holder of Bonds,

             the Trustee may rectify the same.

23.8         CORRECTNESS OF REGISTER

             Neither the Manager nor the Trustee shall be liable for any mistake in

                                      88.

             the Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

23.9         MANAGER MUST PROVIDE INFORMATION

             The Manager must provide the Trustee and any person appointed in accordance with clause 15.4 with such information as the Trustee may reasonably require to maintain the Register.

23.10        ACCESS TO REGISTER BY INCOME BENEFICIARY

             The Trustee shall give the Income Beneficiary all such access to the Register insofar as it relates to an Origination Fund as is necessary or required by the Income Beneficiary.

24.          MEETINGS OF BONDHOLDERS

24.1         APPLICATION OF THIS CLAUSE

             The application of this clause 24 (other than clause 24.3) to a given Fund, and to meetings of Bondholders of a given Fund, is subject in its entirety to the provisions of any Security Trust
             Deed in relation to that Fund and, without limiting the generality of the foregoing, a Security Trust Deed in relation to a Fund may override, suspend, amend, modify, supplement or delete to any extent all or any of the provisions of this clause 24 in relation to that Fund and to meeting of Bondholders of that Fund.

24.2         CONVENING OF MEETINGS BY TRUSTEE AND MANAGER

             (a)         (GENERALLY): The Trustee or the Manager may at any time
                         convene a meeting of the Bondholders of a Fund.

             (b)         (FINANCIAL DEFAULT): The Manager and the Trustee shall
                         convene a meeting of the Bondholders of a Fund upon the
                         occurrence of a Financial Default in respect of that
                         Fund.

                                      89.

24.3         CONVENING OF MEETINGS BY BONDHOLDERS

             (a)         (BONDHOLDERS MAY CONVENE MEETING ON A FINANCIAL
                         DEFAULT): If the Manager or the Trustee fails to
                         convene a meeting of the Bondholders of a Fund pursuant
                         to clause 24.2(b) within 21 days of the occurrence of a
                         Financial Default the Bondholders in relation to the
                         Fund holding or representing in the aggregate 25% of
                         the Bonds issued in relation to the Fund and then
                         outstanding may convene the meeting.

             (b)         (BONDHOLDERS OF AN ORIGINATION FUND MAY CONVENE A
                         MEETING AT ANY TIME): The Bondholders in relation to an
                         Origination Fund holding or representing in the
                         aggregate 25% of the Bonds issued in relation to the
                         Fund and then outstanding may convene a meeting of
                         Bondholders of the Fund at any time (in accordance with
                         the provisions of this clause 24) to consider such
                         affairs or matters relating to the Origination Fund as
                         they think fit. The Bondholders of such a meeting shall
                         not have power to direct the Trustee or the Manager to
                         take any action or to refrain from taking any action
                         and a resolution passed at such a meeting (including an
                         Extraordinary Resolution) shall not bind the Trustee,
                         the Manager, any Bondholder or other person and shall
                         be of no force or effect. An officer of the Trustee
                         shall attend the meeting if the requisition convening
                         the meeting requires the Trustee to so attend.

             (c)         (NO OTHER POWER TO CONVENE A MEETING): The Bondholders
                         of a Fund shall have no other power to convene a
                         meeting, or to requisition the convening of a meeting
                         except as provided by clauses 24.3(a) & (b).

             (d)         (ADAPTATION OF FOLLOWING PROVISIONS): A meeting
                         convened pursuant to clauses 24.3(a) & (b) shall be
                         convened and held in the same manner as nearly as
                         possible as for meetings convened by the Trustee or the
                         Manager.

24.4         NOTICE OF MEETINGS

             (a)         (PERIOD OF NOTICE): Subject to clause 24.4(b) at least
                         7 days' notice (inclusive of the day on which the
                         notice is given and of the day on which the meeting is
                         held) of a meeting of the Bondholders of a Fund shall
                         be given to all the Bondholders of the Fund.

                                      90.

             (b)         (SHORT NOTICE): Notwithstanding clause 24.4(a), if it
                         is so agreed by a majority in number of the Bondholders
                         of a Fund having the right to attend and vote at the
                         meeting, being a majority that together hold at least
                         95% of the then outstanding Bonds in relation to the
                         Fund, a resolution may be proposed and passed at a
                         meeting of which less than 7 days' notice has been
                         given.

             (c)         (FAILURE TO GIVE NOTICE): The accidental omission to
                         give notice to or the non-receipt of notice by any
                         Bondholder shall not invalidate the proceedings at any
                         meeting.

             (d)         (COPIES TO MANAGER AND TRUSTEE): A copy of a notice
                         convening a meeting shall be given by the Trustee or
                         the Manager convening the meeting to the other. If a
                         meeting is convened pursuant to clauses 24.3(a) & (b),
                         notice thereof shall be given to the Trustee and the
                         Manager. A failure to give a notice in accordance with
                         this clause shall invalidate the meeting.

             (e)         (METHOD OF GIVING NOTICE): Notice of a meeting shall be
                         given in the manner provided in this Deed.

             (f)         (CONTENTS OF A NOTICE): A notice of a meeting of the
                         Bondholders of a Fund shall specify:

                         (i)         (TIME ETC): the day, time and place of the
                                     proposed meeting;

                         (ii)        (BASIS OF THE MEETING): if the meeting is
                                     convened as a result of a Financial
                                     Default, that fact and details in relation
                                     thereto;

                         (iii)       (AGENDA): the agenda of the business to be
                                     transacted at the meeting;

                         (iv)        (PROPOSED RESOLUTION): the terms of any
                                     proposed resolution;

                         (v)         (CLOSING OF REGISTER): that the persons
                                     appointed to maintain the Register may for
                                     the purpose of determining those entitled
                                     to attend may not register any Bond
                                     Transfer in the period of 2 Banking Days
                                     prior to the meeting;

                         (vi)        (APPOINTMENT OF PROXIES): that appointments
                                     of proxies must be lodged no later than 24
                                     hours prior to the time fixed for the
                                     meeting; and

                         (vii)       (ADDITIONAL INFORMATION): such additional
                                     information as the person giving the notice
                                     thinks fit.

                                      91.

24.5         CHAIRMAN

             The chairman of a meeting shall be a person (who need not be a
             Bondholder of the Fund and who may be a representative of the
             Trustee) chosen by the meeting.

24.6         QUORUM

             At any meeting any two or more persons present in person being
             Bondholders holding, or Representatives holding or representing, in the aggregate not less than 50% of the Bonds issued in relation to the Fund and then outstanding shall form a quorum for the
             transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

24.7         ADJOURNMENT

             (a)         (QUORUM NOT PRESENT): If within 15 minutes from the
                         time appointed for any meeting a quorum is not present
                         the meeting shall stand adjourned (unless the Trustee
                         agrees that it be dissolved) for such period, not being
                         less than 7 days nor more than 42 days, as may be
                         appointed by the chairman. At such adjourned meeting
                         two or more persons present in person being Bondholders
                         holding, or being Representatives holding or
                         representing, in the aggregate not less than 25% of the
                         Bonds issued by the Fund and then outstanding (whatever
                         the Bonds so held or represented) shall form a quorum
                         and shall have the power to pass any resolution and to
                         decide upon all matters which could properly have been
                         dealt with at the meetings from which the adjournment
                         took place had a quorum been present at such meeting.

             (b)         (ADJOURNMENT OF MEETING): The chairman may with the
                         consent of (and shall if directed by) any meeting
                         adjourn the same from time to time and from place to
                         place but no business shall be transacted at any
                         adjourned meeting except business which might lawfully
                         have been transacted at the meeting from which the
                         adjournment took place.

             (c)         (NOTICE OF ADJOURNED MEETING): At least 5 days' notice
                         of any meeting adjourned through want of a quorum shall
                         be given in the same manner as for the original meeting
                         and such notice shall state the quorum required at such
                         adjourned

                                      92.

                         meeting. It shall not, however, otherwise be necessary
                         to give any notice of an adjourned meeting.

24.8         VOTING PROCEDURE

             (a)         (SHOW OF HANDS): Every question submitted to a meeting
                         shall be decided in the first instance by a show of
                         hands and in case of equality of votes the chairman
                         shall both on a show of hands and on a poll have a
                         casting vote in addition to the vote or votes (if any)
                         to which he or she may be entitled as a Bondholder or
                         as a Representative.

             (b)         (DECLARATION): At any meeting, unless a poll is (before
                         or on the declaration of the result of the show of
                         hands) demanded by the chairman, the Trustee or the
                         Manager or by one or more persons being Bondholders
                         holding, or being Representatives holding or
                         representing, in aggregate not less than 2% of the
                         Bonds issued by the Fund and then outstanding, a
                         declaration by the chairman that a resolution has been
                         carried by a particular majority or lost or not carried
                         by any particular majority shall be conclusive evidence
                         of the fact without proof of the number or proportion
                         of the votes recorded in favour of or against such
                         resolution.

             (c)         (POLL): If at any meeting a poll is so demanded, it
                         shall be taken in such manner and (subject as
                         hereinafter provided) either at once or after such an
                         adjournment as the chairman directs and the result of
                         such poll shall be deemed to be the resolution of the
                         meeting at which the poll was demanded as at the date
                         of the taking of the poll. The demand for a poll shall
                         not prevent the continuance of the meeting for the
                         transaction of any business other than the question on
                         which the poll has been demanded.

             (d)         (NO ADJOURNMENT): Any poll demanded at any meeting on
                         the election of a chairman or on any question of
                         adjournment shall be taken at the meeting without
                         adjournment.

             (e)         (VOTES ON A POLL): Subject to clause 24.8(a), at any
                         meeting (a) on a show of hands every person being a
                         Bondholder holding, or being a Representative holding
                         or representing, then outstanding Bonds issued by the
                         Fund shall have one vote and (b) on a poll every person
                         who is so present shall have one vote for each Bond
                         issued by the Fund and then outstanding that he holds
                         or in respect of which he is a

                                      93.

                         Representative. Any person entitled to more than one
                         vote need not use all his votes or cast all his votes
                         to which he is entitled in the same way.

24.9         RIGHT TO ATTEND AND SPEAK

             The Trustee and the Manager (through their respective
             representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the
             Bondholders of a Fund. No person shall otherwise be entitled to attend or vote at any meeting of the Bondholders of a Fund unless he or she holds outstanding Bonds in relation to the Fund or is a
             Representative holding or representing such Bonds.

24.10        APPOINTMENT OF PROXIES

             (a)         (REQUIREMENTS): Each appointment of a proxy shall be in
                         writing and, together (if so required by the Trustee)
                         with proof satisfactory to the Trustee of its due
                         execution, shall be deposited at the registered office
                         of the Trustee or at such other place as the Trustee
                         shall designate or approve not less than 24 hours
                         before the time appointed for holding the meeting or
                         adjourned meeting at which the named proxy proposes to
                         vote and in default, the appointment of proxy shall not
                         be treated as valid unless the chairman of the meeting
                         decides otherwise before such meeting or adjourned
                         meeting proceeds to business. A notarially certified
                         copy proof as aforesaid (if applicable) of due
                         execution shall if required by the Trustee be produced
                         by the proxy at the meeting or adjourned meeting but
                         the Trustee shall not thereby be obliged to investigate
                         or be concerned with the validity of, or the authority
                         of, the proxy named in any such appointment. The proxy
                         named in any appointment of proxy need not be an
                         Bondholder.

             (b)         (PROXY REMAINS VALID): Any vote given in accordance
                         with the terms of an appointment of proxy conforming
                         with clause 24.10(a) shall be valid notwithstanding the
                         previous revocation or amendment of the appointment of
                         proxy or of any of the Bondholder's instructions
                         pursuant to which it was executed, provided that no
                         intimation in writing of such revocation or amendment
                         is received by the Trustee at its registered office or
                         by the chairman of the meeting in each case not less
                         than 24 hours before the commencement of the meeting or
                         adjourned meeting at which the appointment of

                                      94.

                         proxy is used.

24.11        CORPORATE REPRESENTATIVES

             A person authorised pursuant to sections 249(3)-(6) of the
             Corporations Law by a Bondholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Bondholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

24.12        RIGHTS OF REPRESENTATIVES

             A Representative of a Bondholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Bondholder. The Trustee, the Manager and any officer of the
             Trustee and the Manager may be appointed a Representative.

24.13        POWERS OF A MEETING OF BONDHOLDERS

             (a)         (POWERS): Subject to clause 24.3(b), a meeting of the
                         Bondholders of a Fund shall, without prejudice to any
                         rights or powers conferred on other persons by the
                         Transaction Documents, only have power exercisable by
                         Extraordinary Resolution:

                         (i)         to sanction any action that the Trustee or
                                     the Manager proposes to take to enforce the
                                     provisions of any Transaction Document
                                     relating to the Fund;

                         (ii)        to sanction any proposal by the Manager or
                                     the Trustee for any modification,
                                     abrogation, variation or compromise of, or
                                     arrangement in respect of, the rights of
                                     the Bondholders against the Trustee or the
                                     Manager whether such rights arise under any
                                     Transaction Document or otherwise;

                         (iii)       to sanction the exchange or substitution of
                                     Bonds for or the conversion of Bonds into,
                                     other obligations or securities of the
                                     Trustee or any other body corporate formed
                                     or to be formed;

                                      95.

                         (iv)        pursuant to clause 28.2, to consent to any
                                     alteration, addition or modification of the
                                     Deed which shall be proposed by the Trustee
                                     or the Manager;

                         (v)         to discharge or exonerate the Trustee or
                                     the Manager from any liability in respect
                                     of any act or omission for which it may
                                     become responsible under any Transaction
                                     Document relating to the Fund;

                         (vi)        to authorise the Trustee, the Manager or
                                     any other person to concur in and execute
                                     and do all such documents, acts and things
                                     as may be necessary to carry out and give
                                     effect to any Extraordinary Resolution; and

                         (vii)       to direct the Trustee to wind up the Fund
                                     following a Financial Default.

             (b)         (NO POWER): A meeting of the Bondholders of a Fund
                         shall not have power to, nor shall any resolution
                         submitted to the meeting propose or have the effect of:

                         (i)         removing the Trustee or Manager from
                                     office;

                         (ii)        interfering with the management of the Fund
                                     or any other Fund;

                         (iii)       winding up or terminating the Fund or any
                                     other Fund (except as contemplated by
                                     clause 24.13(a)(vii));

                         (iv)        altering the Authorised Investments of the
                                     Fund;

                         (v)         altering clauses 22.1 and 22.2; or

                         (vi)        altering the Interest Payment Dates,
                                     Principal Amortisation Dates, Interest
                                     Entitlements, Principal Entitlements or the
                                     other Supplementary Bond Terms in relation
                                     to any Bonds (subject to clause
                                     24.13(a)(iii)).

24.14        EXTRAORDINARY RESOLUTION BINDING ON BONDHOLDERS

             Subject to clause 24.3(b), an Extraordinary Resolution passed at a meeting of the Bondholders of a Fund duly convened and held in accordance with this Deed shall be binding upon all the Bondholders of the Fund whether or not present at such meeting and each of the
             Bondholders of the Fund, the Trustee and the Manager shall be bound to give effect thereto accordingly.

24.15        MINUTES AND RECORDS

                                      96.

             Minutes of all resolutions and proceedings at every meeting of the
             Bondholders of a Fund shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes as aforesaid if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Bondholders of the Fund shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

24.16        WRITTEN RESOLUTIONS

             Notwithstanding the preceding provisions of this clause 24, a resolution of the Bondholders of a Fund (including an Extraordinary
             Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

             (a)         in the case of a resolution (including an Extraordinary
                         Resolution) of the Bondholders of a Fund, been signed
                         by all Bondholders of the Fund; and

             (b)         any such instrument shall be effective upon
                         presentation to the Trustee for entry in the records
                         referred to in clause 24.15.

24.17        FURTHER PROCEDURES FOR MEETINGS

             Subject to all other provisions contained in this Deed, the Trustee may without the consent of the Bondholders of a Fund prescribe such further regulations regarding the holding of meetings of the
             Bondholders of a Fund and attendance and voting thereat as the
             Trustee may in its sole discretion determine including particularly
             (but without prejudice to the generality of the foregoing) such regulations and requirements as the Trustee thinks reasonable:

             (a)         (ENTITLEMENT TO VOTE): so as to satisfy itself that
                         persons who purport to attend or vote at any meeting of
                         the Bondholders of a Fund are entitled to do so in
                         accordance with this Deed; and

             (b)         (FORMS OF REPRESENTATIVE): as to the form of
                         appointment of a Representative.

                                      97.

25.          PAYMENTS GENERALLY

25.1         CHEQUE DETAILS

             Any moneys payable by the Trustee to a Bondholder or to a
             Beneficiary under the provisions of this Deed may be paid by:

             (a)         (CHEQUE): crossed "not negotiable" cheque in favour of
                         the Bondholder or the Beneficiary (as the case may be)
                         and despatched by post to the registered address of the
                         Bondholder or to the address of the Beneficiary for the
                         purposes of clause 27; or

             (b)         (DIRECT PAYMENT): at the option of the Bondholder
                         (which option may be exercised on an Application for
                         Bonds or a Bond Transfer) or the Beneficiary (as the
                         case may be) by direct transfer to a designated bank
                         account in Australia of the Bondholder or the
                         Beneficiary.

25.2         PAYMENTS GOOD DISCHARGE

             Every cheque referred to in clause 25.1(a), if despatched by post in accordance with clause 25.1(a), shall be in full satisfaction of the moneys payable and shall be a good discharge to the Trustee and to the Manager. Neither the Trustee nor the Manager shall be responsible for any moneys which are not credited to the bank account of a Bondholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause
             25.1(b).

25.3         TRUSTEE TO PREPARE CHEQUES

             The Trustee will prepare or cause to be prepared all cheques which are to be issued to Bondholders and to Beneficiaries and stamp the same as required by law. The Trustee will sign (by autographical, mechanical or other means) such cheques for despatch on the day on which they ought to be despatched.

                                      98.

25.4         VALID RECEIPTS

             The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry in relation thereto. Every such receipt shall as to the moneys paid or expressed to be received in such receipt,
             effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

26.          TRUSTEE'S AND MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

             Without prejudice to any indemnity allowed by law or elsewhere herein given to the Trustee or the Manager, it is expressly declared as follows:

26.1         RELIANCE ON CERTIFICATES

             The Trustee and the Manager shall not incur any liability in respect of any action taken or thing suffered by it in reliance upon any notice, resolution, direction, consent, certificate
             (including any certificate as to title, or as to any documents held, by an Approved Solicitor), receipt, affidavit, statement, valuation report or other document (including without limitation, any of same submitted or provided by the Manager (in the case of the Trustee only), by the Trustee (in the case only of the Manager)
             or by any Mortgage Manager) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

             Without limiting the generality of the foregoing the Trustee may rely upon:

             (a)         (STATEMENTS BY THE MANAGER): a statement by the Manager
                         that:

                         (i)         an investment of the Fund is an Authorised
                                     Investment; and

                         (ii)        a proposed loan will constitute a Loan and
                                     that a proposed mortgage will constitute a
                                     Mortgage;

             (b)         (BOND ISSUE DIRECTIONS): a Bond Issue Direction issued
                         by the Manager; and

             (c)         (CERTIFICATES): a certificate by the Manager pursuant
                         to this Deed.

                                      99.

             In preparing any notice, certificate, advice or proposal hereunder
             (including, without limiting the generality of the foregoing, a
             Bond Issue Direction) the Trustee and the Manager shall be entitled to assume that each person under any Authorised Investment,
             Enhancement, Interest Hedge, Mortgage, Loan, Related Security,
             other Transaction Document or any other deed, agreement or arrangement incidental to any of the foregoing or to any Fund, will perform their obligations thereunder in full by the due date and otherwise in accordance with the terms thereof.

26.2         TRUSTEE AND MANAGER MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE

             (a)         (RELIANCE ON DOCUMENTS): Subject to sub-clause (b):

                         (i)         (TRUSTEE MAY ASSUME AUTHENTICITY): the
                                     Trustee shall be entitled to assume the
                                     authenticity and validity of any signature
                                     on any application, request or other
                                     instrument or document delivered to the
                                     Trustee (other than a document executed or
                                     purporting to be executed by or on behalf
                                     of the Manager, as to which clause 26.3
                                     shall apply);

                         (ii)        (TRUSTEE NOT LIABLE FOR LOSS ON FORGERIES):
                                     the Trustee shall not be in any way liable
                                     to make good out of its own resources any
                                     loss incurred by any person in the event of
                                     any signature on any document being forged
                                     or otherwise failing to bind the person
                                     whose signature it purports to be or the
                                     person on whose behalf it purports to be
                                     executed and, if the Trustee becomes liable
                                     for such loss, then subject to any right of
                                     reimbursement from any other person
                                     (including, if the law so provides, the
                                     Manager) and subject to this Deed it shall
                                     be entitled to reimbursement for the amount
                                     of such loss from the relevant Fund;

                         (iii)       (MANAGER MAY ASSUME AUTHENTICITY): the
                                     Manager shall be entitled to rely on the
                                     authenticity and validity of any signature
                                     on any application, request or other
                                     instrument or document delivered to the
                                     Manager (other than a document executed or
                                     purporting to be executed by or on behalf
                                     of the Trustee, as to which clause 26.4
                                     shall apply); and

                         (iv)        (MANAGER NOT LIABLE FOR LOSS ON FORGERIES):
                                     the Manager shall not be in any way liable
                                     to make good

                                      100.

                                     out of its own resources any loss incurred
                                     by any person in the event of any signature
                                     on any document being forged or otherwise
                                     failing to bind the person whose signature
                                     it purports to be or the person on whose
                                     behalf it purports to be executed and if
                                     the Manager becomes liable for such loss
                                     then, subject to any right of reimbursement
                                     from any other person (including, if the
                                     law so provides, the Trustee) and subject
                                     to this Deed, it shall be entitled to
                                     reimbursement for the amount of such loss
                                     from the relevant Fund.

             (b)         (LIMITATIONS ON ASSUMPTIONS WHERE ACTUAL KNOWLEDGE):
                         The Trustee or the Manager shall not be entitled to the
                         benefit of paragraph (a) in relation to an application,
                         request or other instrument or document if it was
                         actually aware that the signature thereon was not
                         genuine and binding.

26.3         TRUSTEE'S RELIANCE ON MANAGER

             Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Manager to the
             Trustee, the Trustee may accept as sufficient evidence as to the form and content thereof a document reasonably believed to be signed on behalf of the Manager by any two Authorised Signatories of the Manager. The Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the
             Manager or any officer, employee, agent or delegate of the Manager in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, provided that the Trustee is not actually aware that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the
             Trustee in any step taken by it.

                                      101.

26.4         MANAGER'S RELIANCE ON TRUSTEE

             Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trustee to the
             Manager, the Manager may accept as sufficient evidence as to the form and content thereof a document reasonably believed to be signed on behalf of the Trustee by any two Authorised Signatories of the Trustee. The Manager shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the
             Trustee or any officer, employee, agent or delegate of the Trustee in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, provided that the Manager is not actually aware that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the
             Manager in any step taken by it.

26.5         COMPLIANCE WITH LAWS

             The Trustee and the Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by-law made pursuant thereto or of any decree, order or judgment of any competent court or other tribunal, the Trustee and/or the Manager shall be hindered, prevented or forbidden from doing or performing.

26.6         TAXES

             The Trustee and the Manager shall not be liable to account to any person for any payments made in good faith to any duly empowered
             Government Agency of any Australian Jurisdiction or any other place for Taxes or other charges upon any of the Funds or upon any Bonds or with respect to any transaction under or arising from this Deed or any other Transaction Document notwithstanding that any such payment ought or need not have been made.

                                      102.

26.7         RELIANCE ON EXPERTS

             The Trustee and the Manager may act upon the opinion or statement or certificate or advice of or information obtained from the
             Manager (in the case of the Trustee only), the Trustee (in the case of the Manager only), any Mortgage Manager, barristers or
             solicitors (whether instructed by the Manager, the Trustee or a
             Mortgage Manager), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters upon which they are consulted and the Trustee and the Manager shall not be liable for anything done or suffered by it in good faith in reliance upon such opinion, statement, certificate, advice or information.

26.8         OVERSIGHTS OF OTHERS

             Subject to this Deed, the Trustee and the Manager shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of the Manager (in the case of the Trustee only), the Trustee (in the case of the Manager only), any Mortgage Manager, any other delegate or agent or other person appointed by the Trustee or the Manager or upon whom the Trustee or the Manager is entitled to rely pursuant to this Deed (other than a Related Body Corporate thereof), attorney, banker, receiver, barrister, solicitor, agent or other person acting hereunder as agent or adviser to the Trustee or the
             Manager.

26.9         POWERS, AUTHORITIES AND DISCRETIONS

             Except insofar as herein otherwise expressly provided and in the absence of fraud, negligence or wilful default, the Trustee and the
             Manager shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

                                      103.

26.10        IMPOSSIBILITY OR IMPRACTICABILITY

             If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this Deed or any other
             Transaction Document the Trustee and the Manager shall not be under any liability therefor or thereby except to the extent of their own fraud, negligence or wilful default nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

26.11        DUTIES AND CHARGES

             The Trustee and the Manager shall not be required to effect any transaction or dealing with any Bonds or with any instrument or with all or any part of the Authorised Investments of a Fund on behalf or for the benefit or at the request of any Bondholder or other person unless such Bondholder or other person (as the case may be) shall first have paid in cash or otherwise provided to its satisfaction for all duties, Taxes, governmental charges,
             brokerage, transfer fees, registration fees and other charges
             (whether similar to the foregoing or not) whether in respect of the
             Bonds or the relevant instrument or all or the relevant part of the
             Authorised Investments of the relevant Fund or otherwise (herein called collectively "DUTIES AND CHARGES") which have or may become payable in respect of or prior to or upon the occasion of such transaction or dealing provided always that the Trustee and the
             Manager shall be entitled if it so thinks fit to pay and discharge all or any of such duties and charges on behalf of the Bondholder or other person and to retain the amount so paid of any moneys or property to which such Bondholder or other person may be or become entitled hereunder.

26.12        LEGAL AND OTHER PROCEEDINGS

             (a)         (INDEMNITY FOR LEGAL COSTS): The Trustee and the
                         Manager shall be indemnified out of a Fund for all
                         legal costs and disbursements (payable on the trustee
                         basis as described in Part 52 Rule 31 of the New South
                         Wales Supreme Court Rules as at the date of this Deed,
                         and, in the case of solicitors' costs, calculated at
                         the solicitors' usual charge out rate) and all other
                         cost, disbursements, outgoings and expenses incurred by
                         the Trustee and the Manager in connection with:

                         (i)         the enforcement or contemplated enforcement
                                     of, or preservation of rights under; and

                                      104.

                         (ii)        without limiting the generality of
                                     paragraph (i) above, the initiation,
                                     defence, carriage and settlement of any
                                     action, suit, proceeding or dispute in
                                     respect of,

                         this Deed or any other Transaction Document or
                         otherwise under or in respect of the Fund provided that
                         the enforcement, contemplated enforcement or
                         preservation by the Trustee of the rights referred to
                         in paragraph (i) or the court proceedings referred to
                         in paragraph (ii) (other than the defence of any
                         action, suit, proceeding or dispute brought against the
                         Trustee), and the basis of incurring any costs,
                         disbursements, outgoings and expenses in connection
                         therewith by the Trustee:

                         (iii)       has been approved in advance by the Manager
                                     or by an Extraordinary Resolution of the
                                     Bondholders of the Fund; or

                         (iv)        is regarded by the Trustee as necessary to
                                     protect the interests of the Bondholders or
                                     the Beneficiaries in relation to the Fund
                                     following a breach by the Manager of its
                                     obligations hereunder and the Trustee
                                     reasonably believes that any delay in
                                     seeking an approval under paragraph (iii)
                                     will be prejudicial to the interests of the
                                     Bondholders in relation to the Fund.

             (b)         (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC.): Each
                         of the Trustee and the Manager shall be entitled to
                         claim in respect of the foregoing indemnity from the
                         relevant Fund for its expenses and liabilities incurred
                         in defending any action, suit, proceeding or dispute in
                         which fraud, negligence or wilful default is alleged or
                         claimed against it, but upon the same being proved,
                         accepted or admitted by it, it shall from its personal
                         assets immediately repay to such Fund the amount
                         previously paid by such Fund to it in respect of such
                         indemnity in relation thereto.

                                      105.

26.13        NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

             In the absence of fraud, negligence or wilful default, the Trustee and the Manager shall not be liable personally in the event of failure to pay moneys on the due date for payment to any
             Bondholder, any Beneficiary, the Manager (in the case of the
             Trustee), the Trustee (in the case of the Manager) or any other person or for any loss howsoever caused in respect of any of the
             Funds or to any Bondholder, any Beneficiary, the Manager (in the
             case of the Trustee), the Trustee (in the case of the Manager) or other person.

26.14        FURTHER LIMITATIONS ON TRUSTEE'S LIABILITY

             Subject to clause 26.3, the Trustee shall not be liable:

             (a)         (FOR LOSS ON ITS DISCRETIONS): for any losses, costs,
                         liabilities or expenses arising out of the exercise or
                         non-exercise of its discretion or for any other act or
                         omission on its part under this Deed, any other
                         Transaction Document or any other document except where
                         the exercise or non-exercise of any discretion, or any
                         act or omission, by the Trustee, or any of its
                         officers, employees, agents or delegates, constitutes
                         fraud, negligence or wilful default;

             (b)         (FOR LOSS ON MANAGER'S DISCRETIONS): for any losses,
                         costs liabilities or expenses arising out of the
                         exercise or non-exercise of a discretion by the Manager
                         or the act or omission of the Manager except to the
                         extent that it is caused by the Trustee's, or any of
                         its officer's, employee's, agent's or delegate's,
                         fraud, negligence or wilful default; or

             (c)         (FOR LOSS ON MANAGER'S DIRECTIONS): for any losses,
                         costs, damages or expenses caused by its acting on any
                         instruction or direction given to it by the Manager
                         under this Deed, any other Transaction Document or any
                         other document except to the extent that it is caused
                         by the Trustee's, or any of its officer's, employee's,
                         agent's or delegate's, fraud, negligence or wilful
                         default.

             Nothing in this clause 26.14 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty upon the Trustee to supervise the Manager in the performance of the
             Manager's functions and duties, and the exercise by the Manager of its discretions, hereunder.

                                      106.

26.15        FURTHER LIMITATIONS ON MANAGER'S LIABILITY

             Subject to clause 26.4, the Manager shall not be liable:

             (a)         (FOR LOSS ON ITS DISCRETIONS): for any losses, costs,
                         liabilities or expenses arising out of the exercise or
                         non-exercise of its discretion or for any other act or
                         omission on its part under this Deed, any other
                         Transaction Document or any other document except where
                         the exercise or non-exercise of any discretion, or any
                         act or omission, by the Manager, or any of its
                         officers, employees, agents or delegates, constitutes
                         fraud, negligence or wilful default;

             (b)         (FOR LOSS ON TRUSTEE'S DISCRETIONS): for any losses,
                         costs, liabilities or expenses arising out of the
                         exercise or non-exercise of a discretion by the Trustee
                         or the act or omission of the Trustee except to the
                         extent that it is caused by the Manager's, or any of
                         its officer's, employee's, agent's or delegate's,
                         fraud, negligence or wilful default; or

             (c)         (FOR LOSS ON TRUSTEE'S DIRECTIONS): for any losses,
                         costs, damages or expenses caused by its acting on any
                         instruction or direction given to it by the Trustee
                         under this Deed, any other Transaction Document or any
                         other document except to the extent that it is caused
                         by the Manager's, or any of its officer's, employee's,
                         agent's or delegate's, fraud, negligence or wilful
                         default.

             Nothing in this clause 26.15 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty upon the Manager to supervise the Trustee in the performance of the
             Trustee's functions and duties, and the exercise by the Trustee of its discretions, hereunder.

                                      107.

26.16        LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

             (a)         (GENERAL PRINCIPLE): Subject to clause 26.16(b), the
                         Trustee shall not be liable to any person (including,
                         without limiting the generality of the foregoing, any
                         Bondholder, Beneficiary or the Manager) nor shall any
                         such person be entitled to enforce any rights against
                         the Trustee, to any greater extent than the Trustee is
                         entitled to recover through its right of indemnity from
                         the Fund to which the liability or rights relate. If
                         any such person does not recover all moneys owing to it
                         pursuant to such liabilities or rights, it may not seek
                         to recover the shortfall by bringing proceedings
                         against the Trustee in its personal capacity or
                         applying to have the Trustee wound-up or proving in the
                         winding-up of the Trustee unless another creditor has
                         initiated proceedings to wind-up the Trustee.

             (b)         (EXCEPTION): Nothing in clause 26.16(a) limits the
                         liability of the Trustee where such liability arises
                         from the fraud, negligence or wilful default of the
                         Trustee or any of its officers, employees, agents or
                         delegates.

26.17        TRUSTEE'S RIGHT OF INDEMNITY

             (a)         (INDEMNITY FROM EACH FUND): Subject to this Deed and
                         without prejudice to the right of indemnity given by
                         law to trustees, the Trustee will be indemnified out of
                         each Fund against all losses and liabilities properly
                         incurred by the Trustee in performing any of its duties
                         or exercising any of its powers under this Deed in
                         relation to that Fund.

             (b)         (PRESERVATION OF RIGHT OF INDEMNITY): Subject to clause
                         26.17(c), and without limiting the generality of clause
                         26.17(a), the Trustee's right to be indemnified in
                         accordance with clause 26.17(a), and to effect full
                         recovery out a Fund pursuant to such right, will apply
                         in relation to any liabilities to Creditors of the Fund
                         notwithstanding any failure by the Trustee to exercise
                         a degree of care, diligence and prudence required of
                         the Trustee having regard to the powers, authorities
                         and discretions conferred on the Trustee under this
                         Deed or any other act or omission which may not entitle
                         the Trustee to be so indemnified and/or effect such
                         recovery (including, without limitation, fraud,
                         negligence or wilful default).

             (c)         (INDEMNITY IN CERTAIN CIRCUMSTANCES HELD FOR TRUST

                                      108.

                         CREDITORS): Subject to clause 26.17(d), if the Trustee
                         fails to exercise the degree of care, diligence and
                         prudence required of a trustee having regard to the
                         powers, authorities and discretions conferred on the
                         Trustee by this Deed or if any other act or omission
                         occurs which may not entitle the Trustee to be
                         indemnified in accordance with clause 26.17(a) or to
                         effect full recovery out of a Fund (including, without
                         limitation, fraud, negligence or wilful default):

                         (i)         the Trustee may not receive or hold or
                                     otherwise have the benefit of the indemnity
                                     given in clause 26.17(a) otherwise than on
                                     behalf of and on trust for Creditors in
                                     relation to that Fund; and

                         (ii)        the Trustee may only be indemnified to the
                                     extent necessary to allow it to discharge
                                     its liability to Creditors in relation to
                                     that Fund.

             (d)         (FOREGOING NOT TO LIMIT RIGHTS OF OTHERS): Nothing in
                         clauses 26.17(a) to (c) (inclusive) shall be taken to:

                         (i)         impose any restriction upon the right of
                                     any Bondholder, any Beneficiary, the
                                     Manager or any other person to bring an
                                     action against the Trustee for loss or
                                     damage suffered by reason of the Trustee's
                                     failure to exercise the degree of care,
                                     diligence and prudence required of a
                                     trustee having regard to the powers,
                                     authorities and discretions conferred on
                                     the Trustee by this Deed (including,
                                     without limitation, fraud, negligence or
                                     wilful default); or

                         (ii)        confer on the Trustee a right to be
                                     indemnified out of a Fund against any loss
                                     the Trustee suffers in consequence of an
                                     action brought against it by reason of the
                                     Trustee's failure to exercise the degree of
                                     care, diligence and prudence required of a
                                     Trustee having regard to the powers,
                                     authorities and discretions conferred on
                                     the Trustee by this Deed (including,
                                     without limitation, fraud, negligence or
                                     wilful default).

             (e)         (FOREGOING NOT TO LIMIT TRUSTEE'S DUTY): Nothing in
                         this clause 26.17 shall limit the Trustee's duties and
                         obligations under this Deed or prevent or restrict any
                         determination as to whether there has been, or limit
                         the Trustee's personal liability under this Deed for, a
                         breach of trust or fraud, negligence or wilful default
                         on the part of the Trustee or its officers, employees,
                         agents or delegates.

                                      109.

26.18        EXTENT OF LIABILITY OF MANAGER

             The Manager shall not be personally liable to indemnify the Trustee or make any payments to any other person in relation to any Fund except that there shall be no limit on the Manager's liability for any fraud, negligence or wilful default by it in its capacity as the Manager of the relevant Fund.

26.19        RIGHT OF INDEMNITY

             The Manager shall be indemnified out of the relevant Fund in respect of any liability, cost or expense properly incurred by it in its capacity as Manager of the relevant Fund or so incurred by any of its delegates, sub-delegates or agents.

26.20        CONFLICTS

                                      110.

             Nothing in this Deed shall prevent the Trustee, the Manager or any
             Related Body Corporate or Associate of either of them or the directors or other officers thereof or any other person (all being included unless the context otherwise requires in the expression the "TRUSTEE AND THE MANAGER" where hereafter used in this clause)
             from subscribing for purchasing, holding, dealing in or disposing of any Bonds, or from otherwise at any time contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for any of the Funds or from being interested in any such contract or transaction or otherwise and the Trustee and the
             Manager shall not be in any way liable to account to any
             Bondholder, any Beneficiary or any other person or any of them for any profits or benefits (including but without limiting the generality thereof any profit, bank charges, commission, exchange, brokerage and fees) made or derived thereby or in connection therewith and the Trustee and the Manager shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services and without prejudice to the generality of these provisions it is expressly declared that such contract and transactions may include any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office of profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this
             Deed could or might have lawfully entered into if not a party to this Deed and the Trustee and the Manager shall not be accountable to Bondholders, Beneficiaries or any other person for any profits arising from any such contracts, transactions or offices.

                                      111.

26.21        TRUSTEE NOT OBLIGED TO INVESTIGATE THE MANAGER ETC.

             The Trustee shall be responsible only for so much of the Authorised
             Investments, and the income and proceeds emanating therefrom as may be actually transferred or paid to it and the Trustee is hereby expressly excused from taking any action or actions to investigate the accounts management control or activities of the Manager, any
             Mortgage Manager or any other person or to inquire into or in any manner question or bring any action suit or proceeding or in any other manner whatsoever seek to interfere with the management control or activities (including the exercise or non-exercise of powers and discretions) of any of such persons or in any other manner whatsoever seek to remove from office any of such persons or take any steps or bring any action suit or proceedings or in any other manner whatsoever seek to vary amend delete from or add to this Deed or other instrument establishing the Funds, or wind up any of such persons or vest the Funds.

26.22        INDEPENDENT INVESTIGATION OF CREDIT

             (a)         The Trustee and the Manager shall be entitled to assume
                         that each Bondholder has, independently and without
                         reliance on the Trustee, the Manager or any other
                         Bondholder, and based on such documents and information
                         as each has deemed appropriate, made its own
                         investigations in relation to the Bonds, the Trustee,
                         the Manager and the provisions of this Deed and any
                         other Transaction Document.

             (b)         Each Bondholder agrees that it will, independently and
                         without reliance on the Trustee, the Manager or any
                         other Bondholder and based on such documents and
                         information as it shall deem appropriate at the time,
                         continue to make its own analysis and decisions as to
                         all matters relating to this Deed and any other
                         Transaction Document.

26.23        INFORMATION

             Except for notices and other documents and information (if any)
             expressed to be required to be furnished to any person by the
             Trustee under this Deed or any other Transaction Document, the
             Trustee shall not have any duty or responsibility to provide any person (including, without limitation, any Bondholder or
             Beneficiary but not including the Manager) with any credit or other information concerning the affairs, financial condition or business of any of the Funds.

                                      112.

27.          NOTICES

27.1         NOTICES GENERALLY

             Subject to clause 27.2, every notice, certificate, request, direction, demand or other communication of any nature whatsoever required to be served, given or made under or arising from this
             Deed:

             (a)         shall be in writing in order to be valid;

             (b)         shall be deemed to have been duly served, given or made
                         in relation to a party if it is:

                         (i)         delivered to the address of that party set
                                     out in sub-paragraph (e) (or at such other
                                     address as may be notified in writing by
                                     that party to the other party from time to
                                     time); or

                         (ii)        posted by prepaid registered post to such
                                     address; or

                         (iii)       sent by facsimile to the facsimile number
                                     set out in sub-paragraph (e) (or to such
                                     other number as may be notified in writing
                                     by that party to the other party from time
                                     to time);

             (c)         shall be sufficient if executed by the party giving,
                         serving or making the same or on its behalf by any two
                         then Authorised Signatories of such party;

             (d)         shall be deemed to be given, served or made:

                         (i)         (in the case of prepaid registered post)
                                     within 2 Banking Days of posting;

                         (ii)        (in the case of facsimile) on receipt of a
                                     transmission report confirming successful
                                     transmission; and

                         (iii)       (in the case of delivery by hand) on
                                     delivery;

             (e)         the addresses and facsimile numbers for service of
                         notices as referred to in sub-paragraph (b) of this
                         clause are as follows:

                                      113.

                         (i)         Where the Trustee is the recipient:

                                     By mail or hand delivery:

                                     Perpetual Trustees Australia Limited
                                     Level 3, 39 Hunter Street
                                     SYDNEY  NSW  2000

                                     By facsimile: (02) 223 7688

                                     In all cases marked to the attention of
                                     the Manager: Mortgage Securitisation

                         (ii)        Where the Manager is the recipient:

                                     By mail or hand delivery:

                                     Superannuation Members' Home Loans Limited
                                     Level 34, Rialto South Tower
                                     525 Collins Street
                                     MELBOURNE  VIC  3000

                                     By facsimile: (03) 617 2690

                                     In all cases marked to the attention of the
                                     Treasurer.

                         (iii)       Where the Income Beneficiary is the
                                     recipient:

                                     By mail or hand delivery:

                                     P.T. Limited
                                     Level 3, 39 Hunter Street
                                     Sydney  NSW  2000

                                     By facsimile: (02) 223 7688

                                     In all cases marked to the attention of the
                                     Manager: Mortgage Securitisation.

                                      114.

                         (iv)        Where the Residual Capital Beneficiary is
                                     the recipient:

                                     By mail or hand delivery:

                                     National Mutual Funds Management Limited
                                     Level 34, Rialto South Tower
                                     525 Collins Street
                                     MELBOURNE  VIC  3000

                                     By facsimile: (03) 617 2690

                                     In all cases marked to the attention of the
                                     Treasurer.

27.2         NOTICES TO BONDHOLDERS

             A notice, request or other communication by the Trustee or the
             Manager to Bondholders shall be deemed to be duly given or made by an advertisement placed on a Banking Day in The Australian
             Financial Review (or other nationally distributed newspaper).

27.3         NOTICES TO DESIGNATED RATING AGENCIES

             The Manager shall provide a copy of each notice, request or other communication by the Trustee or the Manager to Bondholders in a
             Fund to each Designated Rating Agency (if any) for the Fund as from time to time agreed in writing with that Designated Rating Agency.

28.          AMENDMENT

28.1         AMENDMENT BY TRUSTEE

             The Trustee may with the written approval of the Manager by way of supplemental deed alter, add to or modify this Deed (including this clause 28 other than the words in brackets hereinafter appearing)
             in respect of any one or more Funds (other than clauses 22.1 and
             22.2 insofar as they relate to a then constituted Fund) so long as such alteration, addition or modification either complies with clause 28.2 or is:

             (a)         (CORRECT MANIFEST ERROR): to correct a manifest error
                         or ambiguity or is of a formal, technical or
                         administrative nature only;

             (b)         (COMPLY WITH LAW): in the opinion of the Trustee
                         necessary

                                      115.

                         to comply with the provisions of any statute or
                         regulation or with the requirements of any Government
                         Agency;

             (c)         (CHANGE IN LAW): in the opinion of the Trustee
                         appropriate or expedient as a consequence of an
                         amendment to any statute or regulation or altered
                         requirements of any Government Agency (including,
                         without limiting the generality of the foregoing, an
                         alteration, addition or modification which is in the
                         opinion of the Trustee appropriate or expedient as a
                         consequence of the enactment of a statute or regulation
                         or an amendment to any statute or regulation or ruling
                         by the Commissioner or Deputy Commissioner of Taxation
                         or any governmental announcement or statement, in any
                         case which has or may have the effect of altering the
                         manner or basis of taxation of trusts generally or of
                         trusts similar to any of the Funds);

             (d)         (NOT YET CONSTITUTED FUND): to apply only in respect of
                         a Fund not yet constituted hereunder;

             (e)         (TO ENSURE NON-REGISTRATION): necessary to ensure that
                         this Deed is required to be registered with or approved
                         by any Government Agency in any Australian
                         jurisdiction; or

             (f)         (NOT PREJUDICIAL TO EXISTING BONDHOLDERS OR
                         BENEFICIARIES): in the reasonable opinion of the
                         Trustee neither prejudicial nor likely to be
                         prejudicial to the interests of the Bondholders or
                         Beneficiaries in respect of a then constituted Fund (in
                         the case of an alteration, addition or modification
                         affecting that Fund).

28.2         AMENDMENT WITH CONSENT

             Where in the reasonable opinion of the Trustee a proposed
             alteration, addition or modification to this Deed, save and except an alteration, addition or modification referred to in clauses 28.1
             (a), (b), (c), (d) or (e), is prejudicial or likely to be
             prejudicial to the interests of the Bondholders or Beneficiaries in a particular then constituted Fund such alteration, addition or modification may only be effected by the Trustee with the prior consent of the Bondholders in the particular Fund pursuant to an
             Extraordinary Resolution of the Bondholders in the Fund or with the prior written consent of the Beneficiaries (as the case may be).

                                      116.

28.3         COPY OF AMENDMENTS TO BONDHOLDERS

             The Trustee shall upon request by a Bondholder, provide the
             Bondholder with a copy of the supplemental deed effecting any alteration, addition or modification to this Deed.

28.4         COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

             The Manager shall provide a copy of a proposed alteration, addition or modification to this Deed, and to any document in relation to a
             Rated Fund agreed in writing with a Designated Rating Agency, to each Designated Rating Agency (if any) for the Rated Fund at least
             5 Banking Days (or such other period as may from time to time be agreed by the Manager with the Designated Rating Agency) prior to the same taking effect.

29.          MISCELLANEOUS

29.1         DATA BASE TO BE RETAINED AS CONFIDENTIAL

             Each of the Trustee and the Manager shall retain as confidential to itself the Data Base in so far as the same is held by it and shall not disclose the same to any other person (including any of its
             Related Bodies Corporate) except:

             (a)         (TRANSACTION DOCUMENTS) as permitted or required by any
                         Transaction Document or necessary for any party to a
                         Transaction Document (including the Trustee, the
                         Manager and any Mortgage Manager) to perform its
                         respective duties and obligations thereunder;

             (b)         (ENFORCEMENT): as required for the enforcement or
                         attempted enforcement of any Transaction Document,
                         Loan, Mortgage or Related Security;

             (c)         (PROFESSIONAL ADVISERS): to any professional adviser,
                         delegate, agent or sub-agent of the Trustee, the
                         Manager or any Mortgage Manager under a power contained
                         in a Transaction Document;

             (d)         (OFFICERS): to the officers, employees and directors of
                         the Trustee, the Manager or any Mortgage Manager made
                         in the performance by the Trustee, the Manager or any
                         Mortgage Manager respectively of its duties and
                         obligations under the Transaction Documents or at law;

                                      117.

             (e)         (AUDITORS): to the Auditor of any Fund or as required
                         by the Auditor of any Fund; or

             (f)         (LAW): as required by law or by any Government Agency
                         or by the listing rules of the Australian Stock
                         Exchange Limited.

29.2         CERTIFICATES BY MANAGER

             Any statement or certificate by the Manager in relation to any act, matter, thing or state of affairs in relation to any of the Funds, this Deed or any other Transaction Document shall, in the absence of manifest error be final, be binding and conclusive upon the
             Trustee, the Beneficiaries, the Bondholders and all other persons.

29.3         WAIVERS, REMEDIES CUMULATIVE

             Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of the Trustee or the Manager of any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right power or privilege preclude any other or further exercise of such right power or privilege, or the exercise of any other right, power or privilege.

29.4         RETENTION OF DOCUMENTS

             All Applications for Bonds, cancelled Bond Registration
             Confirmation, Bond Transfers and instruments of transmission shall be retained by the Manager for a period of seven years but on the expiration of seven years from the date of any such document the same may be destroyed.

29.5         GOVERNING LAW

             This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

29.6         JURISDICTION

             (a)         Each of the Trustee, the Manager, the Beneficiaries and
                         the Bondholders irrevocably submits to and accepts,
                         generally and unconditionally, the non-exclusive
                         jurisdiction of the courts and appellate courts of the
                         State of New South Wales with respect to any legal
                         action or proceedings which may be brought at any time
                         relating in any way to this Deed.

                                      118.

             (b)         Each of the Trustee, the Manager, the Beneficiaries and
                         the Bondholders irrevocably waives any objection it may
                         now or in the future have to the venue of any such
                         action or proceedings and any claim it may now or in
                         the future have that any such action or proceeding has
                         been brought in an inconvenient forum.

29.7         SEVERABILITY OF PROVISIONS

             In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

29.8         COUNTERPARTS

             This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

29.9         INSPECTION OF THIS DEED

             The Beneficiaries and the Bondholders may inspect a copy of this
             Deed at the office of the Manager during normal business hours, but shall not be entitled to a copy thereof.

                                      119.

                                   SCHEDULE 1

                              APPLICATION FOR BONDS

                     THE SUPERANNUATION MEMBERS' HOME LOANS
                    [ORIGINATION/SECURITISATION] FUND NO. [ ]

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE")

       and

       Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

FROM:  ................................................. (ACN                )
                           (Name)

       of ................................................... (the "APPLICANT").
                           (Address)

APPLICATION

The Applicant hereby applies for the following Bonds (the "BONDS") to be issued by the Trustee as trustee of the Superannuation Members' Home Loans
[Origination/Securitisation] Fund No. [__] (the "FUND") pursuant to the Master
Trust Deed dated [______] (as amended from time to time) establishing the
Superannuation Members' Home Loans Trusts (the "TRUST DEED"):

1.     The Bonds applied for are:

2.     The amount of Bonds applied for is:

APPLICANT BOUND

The Applicant agrees that the Bonds will be issued subject to, and agrees to be bound by, the provisions of the Trust Deed, the Supplementary Bond Terms appearing in the Register in relation to the Bonds [and the Security Trust Deed dated [_____________] in relation to the Fund].

ACKNOWLEDGEMENT BY APPLICANT

                                      120.

The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the
Fund from time to time available to make such payments pursuant to the Trust
Deed.

The Applicant further acknowledges that it has independently and without reliance on the Trustee, the Manager or any other person (including without reliance on any materials prepared or distributed by any of the foregoing) made its own assessment and investigations regarding its investment in the Bonds.

GENERAL

Payments due under the Bonds should be made:

|_|          by cheque posted to the above address.

|_|          to the credit of the following account:

             Name of Bank:
             Address of Bank:
             Account Details:
                         Account No.:
                         Name of Account:

A marked Bond Transfer of the abovementioned Bonds is required: Yes/No.

Applicant's Tax File Number:

INTERPRETATION

Each expression used in this Application for Bonds that is not defined herein has the same meaning as in the Trust Deed.

Dated:

SIGNED: ....................................

*      Where the Applicant is a trustee, this Application for Bonds must be completed in the name of the trustee and signed by the trustee without reference to the trust.

*      Where this Application for Bonds is executed by a corporation, it must be executed either under common seal or under a power of attorney.

                                      121.

*      If this Application for Bonds is signed under a power of attorney, the attorney hereby certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for Bonds.

                                      122.

                                   SCHEDULE 2

                         BOND REGISTRATION CONFIRMATION

                     THE SUPERANNUATION MEMBERS' HOME LOANS
                    [ORIGINATION/SECURITISATION] FUND NO. [__]

NAME:

[CLASS]:

OUTSTANDING PRINCIPAL BALANCE (AS AT THE DATE HEREOF):

INTEREST RATE:

INTEREST PAYMENT DATES:

[PRINCIPAL AMORTISATION  DATES]:

FINAL MATURITY DATE:

This confirms that:

BONDHOLDER:

ACN (if applicable):

ADDRESS:

appears in the Register as the holder of the abovementioned Bonds (the "BONDS").

The Bonds are issued by Perpetual Trustees Australia Limited, ACN 000 431 827
(the "TRUSTEE") in its capacity as trustee of the abovementioned Fund (the
"FUND") pursuant to a Master Trust Deed dated [ ] (as amended from time to time)
establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED").

The Bonds are issued subject to the provisions of the Trust Deed, the

                                      123.

Supplementary Bond Terms in relation to the Bonds [and the Security Trust Deed dated [__________] in relation to the Fund]. A copy of the Trust Deed, the
Supplementary Bond Terms [and the Security Trust Deed] are available for inspection by Bondholders at the offices of Superannuation Members' Home Loans
Limited, ACN 005 964 134 (the "MANAGER") at [_____].

The Trustee's liability to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the Fund from time to time available to make such payments pursuant to the Trust Deed. All claims against the Trustee in relation to the Bonds may only be satisfied out of the assets of the Fund except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except (and to the extent) of any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the Bonds.

This Bond Registration Confirmation is not a certificate of title and the
Register is the only conclusive evidence of the abovementioned Bondholder's entitlement to Bonds.

Transfers of Bonds must be pursuant to a Bond Transfer in the form contained in
Schedule 4 to the Trust Deed (copies of which are available from the Trustee at its abovementioned address). Executed Bond Transfers must be submitted to the
Trustee.

Each expression used in this Bond Registration Confirmation that is not defined herein has the same meaning as in the Trust Deed.

Dated:

For and on behalf of Perpetual Trustees Australia Limited

.................................                ................................
Authorised Signatory                            Authorised Signatory

                                      124.

                                   SCHEDULE 3

                    SECURITISATION FUND BOND ISSUE DIRECTION

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE").

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

1.     PROPOSAL TO ISSUE BONDS

Pursuant to clause 7.2(a) of the Trust Deed dated [________] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the
"TRUST DEED") the Manager hereby proposes and directs in this Securitisation
Fund Bond Issue Direction (the "BOND ISSUE DIRECTION") that the Trustee on
[______] (the "BOND ISSUE DATE") will:

(i)    Hold as trustee of the Superannuation Members' Home Loans Securitisation
       Fund No. [__] (the "SECURITISATION FUND") on the terms of the Trust Deed the benefit of the Portfolio of Mortgages specified in Annexure "A"
       hereto (the "PORTFOLIO OF MORTGAGES") which currently form part of the
       Superannuation Members' Home Loans Origination Fund No. [__] (the
       "ORIGINATION FUND").

(ii)   Issue as trustee of the Securitisation Fund the Bonds specified below
       (the "PROPOSED BONDS"):

       (a)    The name(s), total principal amount, total number and Subscription
              Amount of the proposed Bonds are as follows:

              1.    name(s):

              2.    total principal amount:

              3.    total number:

              4.    Subscription Amount:

       (b)    The proposed Bonds [will/will not] constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the Securitisation Fund or from any other proposed Bonds referred to in this Bond Issue Direction.

              [The details of each Class are as follows:

                                      125.

              (here specify information in (a) above for each Class)]

2.     PROCEEDS OF ISSUE

For the purposes of clause 7.3(a)(vi) of the Trust Deed, the Trustee shall hold the amount of [$______] as trustee of the Origination Fund from the proceeds of the issue of the proposed Bonds pursuant to clause 7.8(f)(i) of the Trust Deed.

3.     SECURITY TRUST DEED, ENHANCEMENTS AND INTEREST HEDGES

For the purposes of clause 7.3(a)(vi) of the Trust Deed:

(i)    A Security Trust Deed for the Securitisation Fund [must/need not] be put in place prior to the Bond Issue Date.

(ii)   The following Enhancements and Interest Hedges must be effected prior to the Bond Issue Date:

4.     SUPPLEMENTARY BOND TERMS

The Supplementary Bond Terms for the proposed Bonds [each Class of the proposed
Bonds] are contained [in the attached duly completed Supplementary Bond Terms
Notice/in the Supplementary Bond Terms Notice attached to the Bond Issue
Direction dated [_______]].

[5.    MANAGER'S CERTIFICATIONS

For the purposes of clause 7.7(a) of the Trust Deed, but subject to the Trust
Deed, the Manager certifies to the Trustee that:

(i)    This Bond Issue Direction, and each accompanying Supplementary Bond Terms
       Notice, complies with the Trust Deed.

(ii)   To the best of the Manager's knowledge, the details of the Portfolio of
       Mortgages in Annexure "A" conform with the details in the Register in respect of that Portfolio of Mortgages.]

6.     INTERPRETATION

Each expression used in this Bond Issue Direction that is not defined herein has

                                      126.

the same meaning as in the Trust Deed.

Dated:

For and on behalf of Superannuation Members' Home Loans Limited

.................................                ................................
Authorised Signatory                            Authorised Signatory

                                      127.

                                   SCHEDULE 4

                          BOND TRANSFER AND ACCEPTANCE

              THE SUPERANNUATION MEMBERS' HOME LOANS [ORIGINATION/
                          SECURITISATION] FUND NO. [__]

                                                               ---------------
To:    Perpetual Trustees Australia Limited,       Registry     Date Lodged
       ACN 000 431 827 (the "TRUSTEE")                Use          /   /
                                                     Only      ---------------

                                        ---------------------------------------
TRANSFEROR
                                        ---------------------------------------
(Full Name, ACN (if applicable)
and Address)
                                        ---------------------------------------
(Please Print)
                                        ---------------------------------------

HEREBY APPLIES TO ASSIGN
AND TRANSFER TO
                                        ---------------------------------------
TRANSFEREE
                                        ---------------------------------------
(Full Name, ACN (if applicable)
and Address)
                                        ---------------------------------------
(Please Print)
                                        ---------------------------------------

                                        ---------------------------------------
                                            and its/their executors,
                                            administrators or assigns

The following Bonds in the Superannuation Members' Home Loans
[Origination/Securitisation] Fund No. [__]
Number of Bonds:
Name:
[Class]:
[Face Value/Outstanding Principal Balance]:
Interest Payment Dates:
[Principal Amortisation  Dates]:
Final Maturity Date:           /     /

                                                         ----------------------
                                                          Settlement Amount

                                                          $
                                                         ----------------------

and all my/our/its property and interests in rights to same and to the interest accrued thereon

                                      128.

TRANSFEROR
           --------------------------------------------------------------------
(Signature: see Notes)

WITNESS                                                        Date    /   /
           ---------------------------------------------------

TRANSFEREE
           --------------------------------------------------------------------
(Signature: see Notes)

WITNESS                                                        Date    /   /
           ---------------------------------------------------

PAYMENTS
(Tick where appropriate)

--------------------------------------------------------------------------------

 In accordance with existing instructions (existing holders only)
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 By cheque posted to the above address    By credit to the following account
                                       in
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Tax File Number (if applicable):
--------------------------------------------------------------------------------

Authorised Signature of Transferee                             Date    /   /
                                  ----------------------------

NOTES:

*      The Transferor and the Transferee acknowledge that the transfer of the
       Bonds specified in this Transfer and Acceptance (the "BONDS") shall only take effect on the entry of the Transferee's name in the Register as the registered owner of the Bonds.

*      The Transferee agrees to accept the Bonds subject to the provisions of the Master Trust Deed dated [_______] (as amended from time to time)
       establishing the Superannuation Members' Home Loans Trusts (the "TRUST
       Deed"), the Supplementary Bond Terms appearing in the Register in relation to the Bonds [and the Security Trust Deed dated [_______] in relation thereto].

*      The Transferee acknowledges that it has independently and without reliance on the Trustee, Superannuation Members' Home Loans Limited, ACN
       005 964 134 (the "MANAGER") or any other person (including without reliance on any materials prepared or distributed by any of the foregoing) made its own assessment and investigations regarding its investment in the Bonds.

*      The Trustee's liability to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the abovementioned
       Fund from time to time available to make such payments pursuant to the
       Trust Deed.

*      Where the Transferor and/or the Transferee is a trustee, this Bond
       Transfer must be

                                      129.

       completed in the name of the trustee and signed by the trustee without reference to the trust.

*      Where this Bond Transfer is executed by a corporation, it must be executed either under common seal or under a power of attorney.

*      If this Transfer and Acceptance is signed under a power of attorney, the attorney hereby certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Bond Transfer.

*      This Bond Transfer must be lodged with the Trustee for registration.

*      The Register will be closed from the close of business on the banking day which is 5 clear banking days prior to, and will be re-opened at the commencement of business on the banking day immediately after, each
       Interest Payment Date, each Principal Amortisation Date and the Final
       Maturity Date of the Bonds. The Trustee may with prior notice given in the manner specified in the Trust Deed, close the Register at other times. The total period that the Register may be closed will not exceed
       30 banking days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Bond Transfer received after 4.00 pm
       Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

*      If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee.

*      [Insert any restrictions on the transfer of Bonds.]

[Marking where clause 8.15 applies

The Trustee hereby certifies that the Transferor is inscribed in the Register as the holder of the Bonds specified in this Bond Transfer and that it will not register any transfer of such Bonds other than pursuant to this Bond Transfer before [insert date].

Dated:

For and on behalf of Perpetual Trustees Australia Limited

...................................             .................................
Authorised Signatory                           Authorised Signatory]

                                      130.

                                   SCHEDULE 5

                   NOTICE OF CREATION OF A SECURITISATION FUND

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE")

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER")

Pursuant to clause 4.2(a)(i) of the Master Trust Deed dated [________] between the Trustee and the Manager establishing the Superannuation Members' Home Loans
Trusts (as amended from time to time) (the "TRUST DEED") the Manager hereby gives notice of the creation of a Securitisation Fund under the Trust Deed to be known as the "Superannuation Members' Home Loans Securitisation Fund No. [__]"
[or such other name as the Manager and the Trustee have agreed pursuant to clause 4.3(b) of the Master Trust Deed].

For the purposes of clause 4.1 of the Trust Deed, the Beneficiary of the abovementioned Securitisation Fund is the Trustee as trustee of [here specify name of relevant Origination Fund; if more than one, specify percentage interests of each Origination Fund].

This Notice of Creation of a Securitisation Fund is accompanied by $100 in accordance with clause 4.2(a)(ii) of the Trust Deed.

Dated:

For and on behalf of Superannuation Members' Home Loans Limited.

...................................             .................................
Authorised Signatory                           Authorised Signatory]

                                      131.

                                   SCHEDULE 6

                           MORTGAGE TRANSFER PROPOSAL

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE").

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

Pursuant to clause 10.9(a) of the Trust Deed dated [________] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the
"TRUST DEED") the Manager hereby proposes that the Trustee on [________] (the
"TRANSFER DATE") substitute the Mortgages currently held by it as trustee of the
Superannuation Members' Home Loans [Origination/Securitisation] Fund No [__] and
referred to in Part A below (the "OUTGOING MORTGAGE") with another Mortgage or
Mortgages which currently is [are] held by [____________] as Mortgage Manager and referred to in Part B below (the "SUBSTITUTE MORTGAGE").

PART A:  THE OUTGOING MORTGAGE

The details of the Outgoing Mortgage are as follows:

LOAN NO   FACE VALUE    MATURITY    RATE OF     CORRESPONDING      CORRESPONDING
                        DATE        INTEREST    INTEREST HEDGE     ENHANCEMENT

PART B:  THE SUBSTITUTE MORTGAGE(S)

The details of the Substitute Mortgage(s) are as follows:

LOAN NO   FACE VALUE    MATURITY    RATE OF     CORRESPONDING      CORRESPONDING
                        DATE        INTEREST    INTEREST HEDGE     ENHANCEMENT

Each expression used in this Mortgage Transfer Proposal that is not defined

                                      132.

herein has the same meaning as in the Trust Deed.

Dated:

For and on behalf of Superannuation Members' Home Loans Limited

...................................             .................................
Authorised Signatory                           Authorised Signatory

                                      133.

                                   SCHEDULE 7

                    NOTICE OF CREATION OF AN ORIGINATION FUND

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE")

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER")

Pursuant to clause 3.3(a)(i) of the Master Trust Deed dated [________] between the Trustee and the Manager establishing the Superannuation Members' Home Loans
Trusts (as amended from time to time) (the "TRUST DEED") the Manager hereby gives notice of the creation of an Origination Fund under the Trust Deed to be known as the "Superannuation Members' Home Loans Origination Fund No. [__]" [or
such other name as the Manager and the Trustee have agreed pursuant to clause
3.4(b) of the Master Trust Deed].

This Notice of Creation of an Origination Fund is accompanied by $100 in accordance with clause 3.3(a)(ii) of the Trust Deed.

Dated:

For and on behalf of the Superannuation Members' Home Loans Limited.

...................................             .................................
Authorised Signatory                           Authorised Signatory

                                      134.

                                   SCHEDULE 8

                      ORIGINATION FUND BOND ISSUE DIRECTION

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE").

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

1.     PROPOSAL TO ISSUE BONDS

Pursuant to clause 7.1(a) of the Trust Deed dated [______] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST
DEED") the Manager hereby proposes and directs in this Origination Fund Bond
Issue Direction (the "BOND ISSUE DIRECTION") that the Trustee [on [_______] (the
"BOND ISSUE DATE")/during the period [______] (the "SUBSCRIPTION PERIOD")] will issue as trustee of the Superannuation Members' Home Loans Origination Fund No
[__] (the "ORIGINATION FUND") the Bonds specified below (the "PROPOSED BONDS"):

(i)    The name(s), total principal amount, total number, Subscription Amount and the portion of the Subscription Amount payable on the Bond Issue
       Date, of the proposed Bonds are as follows:

       1.     name(s):

       2.     total principal amount:

       3.     total number:

       4.     Subscription Amount:

       5.     the portion of the Subscription Amount payable on the issue of the
              Bonds:

(ii)   The proposed Bonds [will/will not] constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the
       Origination Fund or from any other proposed Bonds referred to in this
       Bond Issue Direction.

       [The details of each Class are as follows:

       (here specify information in (a) above for each Class)]

2.     SECURITY TRUST DEED, ENHANCEMENTS AND INTEREST HEDGES

                                      135.

For the purposes of clause 7.3(a)(vi) of the Trust Deed:

(i)    A Security Trust Deed for the Origination Fund [must/need not] be put in place prior to the [Bond Issue Date/commencement of the Subscription
       Period].

(ii)   The following Enhancements and Interest Hedges must be effected prior to the [Bond Issue Date/commencement of the Subscription Period]:

3.     SUPPLEMENTARY BOND TERMS

The Supplementary Bond Terms for the proposed Bonds [each Class of the proposed
Bonds] are contained [in the attached duly completed Supplementary Bond Terms
Notice/in the Supplementary Bond Terms Notice attached to the Bond Issue
Direction dated [ ]].

[4.    MANAGER'S CERTIFICATION

For the purposes of clause 7.7(a) of the Trust Deed, but subject to the Trust
Deed, the Manager certifies to the Trustee that this Bond Issue Direction, and each accompanying Supplementary Bond Terms Notice, complies with the Trust
Deed.]

5.     INTERPRETATION

Each expression used in this Bond Issue Direction that is not defined herein has the same meaning as in the Trust Deed.

Dated:

For and on behalf of Superannuation Members' Home Loans Limited

...................................             .................................
Authorised Signatory                           Authorised Signatory]

                                      136.

                                   SCHEDULE 9

                                  MANAGER'S FEE

1.     For the purposes of this Schedule:

       "FEE PAYMENT DATE" means the 15th day of September, December, March and
       June in each year (or if such a date is not a Banking Day, the first
       Banking Day thereafter).

       "FEE PERIOD" means:

       (i)    in the case of the first Fee Period, the period commencing on (and including) the date of this Deed and ending on (and including) the first Fee Payment Date thereafter; and

       (ii)   in the case of each subsequent Fee Period, the period commencing on and including the day immediately after a Fee Payment Date and ending on (and including) the next Fee Payment Date.

       "VALUATION DATE" means the 15th day of each calendar month.

2.     For the purposes of calculating the Manager's Fee the following procedure shall be employed:

       (i)    The Assets of the Funds shall be divided into 2 categories:

              (a)    the Mortgages forming part of the Funds (the "MORTGAGE
                     COMPONENT"); and

              (b)    the other Authorised Investments of the Funds (the "CASH
                     COMPONENT").

       (ii)   On each Valuation Date, the Assets of the Funds shall be valued by the Manager on the following basis:

              (a)    the value of the Mortgage Component shall be the aggregate
                     Outstanding Principal Balance of all Mortgages as at the
                     Valuation Date provided that if the Manager has reason to
                     believe that part or all of the Outstanding Principal
                     Balance under a Mortgage is unlikely to be collected in
                     full and that the position is unlikely to improve, then the
                     Manager shall reduce for the purposes of calculating the
                     Manager's Fee the

                                      137.

                     Outstanding Principal Balance on the Mortgage by an amount equal to that part of the Outstanding Principal Balance
                     which the Manager estimates will be unable to be collected;
                     and

              (b)    the value of any investments falling within paragraphs
                     (c)-(i) of the definition of "Authorised Investment" in
                     clause 1.1 shall be the acquisition cost thereof as
                     adjusted to reflect accrued but unpaid income or interest
                     up to (and including) the Valuation Date.

       (iii)  Based on the foregoing, the Manager shall determine the aggregate value for all Funds of each of the Mortgage Component and the Cash
              Component on each Valuation Date.

       (iv)   Each of the aggregate values for the Cash Component and the
              Mortgage Component shall in turn be aggregated for each Valuation
              Date during a Fee Period and then each of such resulting
              aggregates shall be averaged by being divided by the number of
              Valuation Dates during the Fee Period.

       (v)    The Manager's Fee shall be calculated for each day during a Fee
              Period based on the average value of the aggregate of each of the
              Cash Component and Mortgage Component and at the following rates
              (subject to below):

              (a)    for the Mortgage Component: 0.75% per annum;

              (b)    for the Cash Component: 0.25% per annum.

       (vi)   The amount of the Manager's Fee for the Cash Component and the
              Mortgage Component for each Fee Period shall then be apportioned to each Fund pro rata and shall be payable by the Trustee as trustee of each Fund in arrears on each Fee Payment Date to the
              Manager.

4.     Whilst Superannuation Members' Home Loans Limited is the Manager, the
       Manager's Fee for the Cash Component and the Mortgage Component shall be calculated in accordance with the following sliding scales:

       (i)    For the Mortgage Component:

                                      138.

                   VALUE OF MORTGAGE COMPONENT
                   (AS AT THE VALUATION DATE)            MANAGER'S FEE

                   $0 - $150,000,000                     0.75% per annum

                   $150,000,000 - $300,000,000           0.70% per annum

                   $300,000,000 - $450,000,000           0.65% per annum

                   $450,000,000 +                        0.60% per annum.

       (ii)   For the Cash Component:

                   VALUE OF CASH COMPONENT
                   (AS AT THE VALUATION DATE)            MANAGER'S FEE

                   $0 - $150,000,000                     0.25% per annum

                   $150,000,000 - $300,000,000           0.225% per annum

                   $300,000,000 - $450,000,000           0.20% per annum

                   $450,000,000 +                        0.175% per annum.

             The Manager's Fee for the Mortgage Component and the Cash Component
             shall be calculated for the purposes of this paragraph 4 in bands based on the above sliding scales. If, for example, the value of the Cash Component of all Funds on a Valuation Date is
             $400,000,000, the Manager's Fee for this category will be 0.25% per annum for the first $150,000,000, 0.225% per annum for the next
             $150,000,000 and 0.2% per annum for the final $100,000,000.

                                      139.

EXECUTED as a deed.

SIGNED SEALED AND DELIVERED for      )
and on behalf of SUPERANNUATION      )   /s/ A. Wamsterer
MEMBERS' HOME LOANS LIMITED, ACN     )   .....................................
005 964 134, by Anthony Stewart      )   (Signature)
Wamsterer its Attorney under a       )
Power of Attorney dated 1 July 1994  )
and registered Book 4063 No. 14      )
and who declares that he has not     )
received any notice of the           )
revocation of such Power of
Attorney in the presence of:

/s/ David Tennant
.......................................
(Signature of Witness)

David  Mitchell Tennant
.......................................
(Name of Witness in Full)

THE COMMON SEAL of                   )
PERPETUAL TRUSTEES AUSTRALIA         )
LIMITED, ACN 000 431 827,            )
was affixed in accordance with       )
its Articles of Association in       )
the presence of:

/s/ David Rowan White                    /s/ Peter Forsyth Adams
.....................................     .....................................
(Signature of Secretary/Director)        (Signature of Director)

David Rowan White                        Peter Forsyth Adams
.....................................     .....................................
(Name of Secretary/Director in Full)     (Name of Director in Full)